UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21081

ALLIANCEBERNSTEIN BLENDED STYLE SERIES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas,

New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2014

Date of reporting period: August 31, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

August 31, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 16, 2014

Annual Report

This report provides management’s discussion of fund performance for the AllianceBernstein Retirement Strategies (collectively, the “Strategies”, individually a “Strategy”) for the annual reporting period ended August 31, 2014.

The Strategies allocate, in accordance with their respective investment strategies, varying percentages of their assets to investments in Underlying Portfolios.

Investment Objective and Policies

Each Strategy’s investment objective is to seek the highest total return over time consistent with its asset mix; total return includes capital appreciation and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of the AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the “Underlying Portfolios”). The Strategy is managed to the specific year of planned retirement included in its name (the “retirement date”). The Strategy’s asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the “target year”) at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. After retirement the Strategy’s investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy’s retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until 15 years after the Strategy’s retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategies’ asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.

The Underlying Portfolios will include the Volatility Management Underlying Portfolio, which is designed to reduce the overall equity market volatility of the Strategy and the effects of adverse equity market conditions on its performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, AllianceBernstein L.P. (the “Adviser”) will reduce (or eliminate) the Strategy’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Adviser will allow the relative weightings of a Strategy’s asset classes to vary in response to the markets, but

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	1

ordinarily only by +/-5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for that Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy’s portfolio due to, among other things, appreciation of one of the asset classes.

Investment Results

The tables on pages 9-31 show each individual Retirement Strategy’s performance compared to its primary, secondary and composite benchmarks for the six- and 12-month periods ended August 31, 2014. Additional performance can be found on pages 34-69. Each Strategy’s composite benchmark is derived by applying the Strategy’s target allocations over time to the results of specific benchmarks as outlined in the “Benchmark Disclosures” section of Disclosures and Risks on pages 5-8. The composite benchmark matches each Strategy’s allocations directly, so that each benchmark reflects its respective Strategy at any point in time, providing a more accurate measure of each Strategy’s active management performance. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 70-73.

For the 12-month period ended August 31, 2014, all share classes of the 2000 and 2005 vintages outperformed their primary benchmark; versus the composite benchmark all share classes of the 2000 and 2005 vintages underperformed. All share classes of the 2010–2055 vintages underperformed their primary benchmark as well as their composite benchmark. The Small-Mid Cap Growth, International Growth and Multi-Asset Real Return Underlying Portfolios underperformed their respective benchmarks, while all other equity Underlying Portfolios outperformed their benchmarks. The fixed income Underlying Portfolios outperformed their respective benchmarks for the 12-month period.

For the six-month period ended August 31, 2014, all share classes of the 2000 and 2005 vintages outperformed their primary benchmark, and all share classes of vintages 2000–2055 underperformed their composite benchmark. All share classes of the 2010–2055 vintages underperformed their primary benchmark. The equity and Volatility Management Underlying Portfolios contributed most to the overall portfolio returns and outperformed each of their respective benchmarks, with the exception of the U.S. Large Cap Growth, Small-Mid Cap Growth, International Value and Multi-Asset Real Return Underlying Portfolios. The fixed income Underlying Portfolios outperformed their respective benchmarks for the six-month period.

The U.S. Value, U.S. Large Cap Growth, Small Mid Cap Value and Small Mid Cap Growth Underlying Portfolios did not use derivatives during the six- and 12-month periods. The International Value Underlying Portfolio utilized currency forwards

2	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

for hedging and investment purposes which detracted from performance during the six-month period and added during the 12-month period; and futures for investment purposes, which added to returns during both periods. The International Growth Underlying Portfolio utilized currency forwards for hedging and investment purposes, which detracted from returns during both periods. During both periods, the Short Duration Bond Underlying Portfolio utilized derivative instruments including Treasury futures and interest rate swaps in order to manage duration and yield curve positioning. For both periods, yield curve positioning did not materially impact relative performance. Currency forwards were also utilized during both periods to hedge out non-dollar currency exposure. Credit default swaps were used for hedging and investment purposes, and cross currency swaps for hedging purposes, which had an immaterial impact during both periods. During both periods, the Global Core Bond Underlying Portfolio utilized Treasury futures in order to manage duration and yield curve positioning. U.S. yield curve positioning, specifically an underweight in longer maturities, had a negative impact on performance for both periods as the yield curve flattened. Currency forwards were also utilized during both periods to hedge out non-U.S. dollar currency exposure. The Bond Inflation Protection Underlying Portfolio utilized currency forwards for establishing currency positions, which had an immaterial impact on performance during both periods. Interest rate swaps and Treasury futures were utilized during both periods to manage duration and yield curve positioning. Overall duration and yield curve positioning had an immaterial impact for the six-month period, and contributed to returns for the 12-month period. For the 12-month period, duration exposure to nominal securities detracted. Credit default swaps and inflation swaps were utilized for hedging and investment purposes, which had an immaterial impact during both periods. Leverage was utilized through reverse repurchase agreements. During both periods, the High-Yield Underlying Portfolio utilized derivatives including futures and interest rate swaps to manage the overall interest rate risk. Currency forwards and written swaptions were used for hedging and investment purposes, which contributed to returns for both periods; purchased options and credit default swaps for hedging and investment purposes detracted for both periods. Written options were used for hedging and investment purposes, and total return swaps were used for investment purposes, which had an immaterial impact for the 12-month period. Dividend swaps, used for investment purposes, had an immaterial impact for both periods. Leverage was utilized through reverse repurchase agreements. The Multi-Asset Real Return Underlying utilized interest rate swaps and total return swaps for hedging and investment purposes, which detracted from returns during both periods; inflation swaps for hedging and investment purposes, which had an immaterial impact during the six-month period

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	3

and detracted during the 12-month period; currencies and futures for hedging and investment purposes, which added for both periods; and purchased options for hedging purposes, which detracted during the six-month period. The Volatility Management Underlying Portfolio utilized forwards, futures and total return swaps for hedging and investment purposes; futures and total return swaps added to performance in both periods, while forwards detracted in both periods.

Market Review and Investment Strategy

Global equity markets rose strongly during the 12-month period ended August 31, 2014, against a backdrop of modest economic growth. Volatility returned in the early months of 2014 as concerns that the U.S. Federal Reserve (the “Fed”) would raise interest rates and geopolitical concerns tempered returns.

U.S. large-capitalization stocks led markets, as market leadership moved toward safer, dividend-yield stocks, although the majority of regions posted double-digit returns. Globally, sector returns were also positive, with the technology sector posting the best returns and the consumer staples sector lagging. Most fixed-income sectors rose, helped by the general decline in yields, with non-government sectors outperforming government sectors. Taxable bonds outperformed municipals.

The Underlying Portfolios are well positioned to invest opportunistically across a wide range of asset classes and market circumstances. In equities, the Growth Team has focused its holdings on companies that are market leaders with attractive earnings growth prospects and high returns on invested capital, while the Value Team is focused on companies with robust cash-flow generation and strong balance sheets, whose stocks are trading at deep valuation discounts. Real assets continue to hold exposures to assets that do relatively well in periods of rising inflation, in the view of the Multi-Asset Team. Meanwhile, the Fixed-Income Team continues to emphasize corporate bonds and commercial mortgage-backed securities over U.S. Treasuries.

4	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

DISCLOSURES AND RISKS

Benchmark Disclosure

The composite benchmark for a Strategy is a customized benchmark that has the same target asset allocation as the Strategy and uses index returns to represent performance of the asset classes. The benchmark returns were calculated by weighting the monthly index returns of each asset class by the Strategy’s monthly target allocation for each asset class. Target allocations adjust quarterly in accordance with the Strategy standard glidepath. The Russell 1000® Value Index was used to represent the allocation to U.S. Value, the Russell 1000® Growth to represent U.S. Large Cap Growth, the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-U.S. to represent International Value and International Growth, the Bank of America Merrill Lynch® (“BofA ML”) 1-3 Year U.S. Treasury Index to represent Short Duration Bond, Barclays Global Aggregate Bond Index (U.S. dollar hedged) to represent Global Core Bond, the Barclays 1-10 Year Inflation Protected Securities (“TIPS”) Index to represent Bond Inflation Protection, the Barclays U.S. High Yield 2% Issuer Capped Index to represent High Yield, the Russell 2500™ Value Index to represent Small-Mid Cap Value, the Russell 2500™ Growth to represent Small-Mid Cap Growth, the MSCI AC World Commodity Producers Index to represent Multi-Asset Real Return and the MSCI ACWI to represent Volatility Management.

None of the indices reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the U.S. The Russell 1000 Growth Index represents the performance of 1,000 large-cap growth companies within the U.S. The MSCI ACWI ex-U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. The BofA ML 1-3 Year U.S. Treasury Index represents the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of 1-3 years. The Barclays Global Aggregate Bond Index represents the performance of global investment-grade developed fixed income markets. The Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. The Barclays High Yield 2% Issuer Capped Index is the 2% issuer capped component of the U.S. Corporate High Yield Index, which represents the performance of fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. The Russell 2500 Value Index represents the performance of 2,500 small to mid-cap value companies within the U.S. The Russell 2500 Growth Index represents the performance of 2,500 small to mid-cap growth companies within the U.S. The MSCI AC World Commodity Producers Index (free float-adjusted, market capitalization-weighted) is comprised of commodity producer companies based on the Global Industry Classification Standard (“GICS”). The MSCI ACWI (All Country World Index) Index (free float-adjusted market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Strategies.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

A Word About Risk

The value of your investment in the Strategies will change with changes in the values of the Strategies’ investments in the Underlying Portfolios. There is no assurance that the Strategies will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategies’ asset allocation.

Market Risk: The value of the Strategies’ investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Interest Rate Risk: Changes in interest rates will affect the value of the Strategies’ investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Allocation Risk: The allocation of investments among the Underlying Portfolios’ different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategies’ net asset value (“NAV”) when one of these investments is performing more poorly than the other.

Inflation Risk: This is the risk that the value of assets or income from the Strategies’ investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio’s assets can decline as can the value of that Underlying Portfolio’s distributions.

Foreign (Non-U.S.) Risk: The Strategies’ investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategies’ investments in a country other than the United States. To the extent the Strategies invest in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region,

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

including political instability and unpredictable economic conditions. This risk is greater when the Strategies have a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.

Emerging Market Risk: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce its returns.

Capitalization Risk: Investments in small-and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

Focused Portfolio Risk: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategies’ NAV.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: Borrowing money or other leverage may make an Underlying Portfolio’s investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

Management Risk: The Strategies are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategies, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategies’ prospectus.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance for all of the Strategies may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting our website at www.alliancebernstein.com. The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

All fees and expenses related to the operation of the Strategies have been deducted. Strategy returns are at NAV, without the imposition of sales charges that would apply if shares were purchased outside of a group retirement plan. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the 4.25% maximum front-end sales charge for Class A shares. Performance assumes reinvestment of distributions and does not account for taxes. For shareholders who have purchased their shares through certain group retirement plans, which are eligible to purchase Class A, Class B, Class C, Advisor Class, Class R, Class K or Class I shares at NAV without the imposition of an initial sales charge, the following fees and charges apply: Class A shares carry no front-end

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	7

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

sales charge or CDSC, but are subject to a 0.30% Rule 12b-1 distribution fee and Class A shares may be subject to a 1% redemption fee if a non-AllianceBernstein sponsored group retirement plan terminates a Strategy as an investment option within one year of initiation; Class R shares carry no front-end sales charges or CDSC but are subject to a 0.50% Rule 12b-1 distribution fee; Class K shares carry no front-end sales charge or CDSC but are subject to a 0.25% Rule 12b-1 distribution fee; Class I shares carry no front-end sales charges or CDSC.

8	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Disclosures and Risks

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein 2000 Retirement Strategy
Class A	3.25%	9.39%

Class B*	2.85%	8.57%

Class C	2.86%	8.60%

Advisor Class†	3.50%	9.74%

Class R†	3.15%	9.15%

Class K†	3.27%	9.38%

Class I†	3.38%	9.67%

Primary Benchmark: Barclays U.S. Aggregate Bond Index	2.74%	5.66%

Secondary Benchmark: S&P 500 Index	8.84%	25.25%

Composite Benchmark‡	3.74%	9.83%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

‡      For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	9

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2000 Retirement Strategy Class A shares (from 9/1/05* to 8/31/14) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein 2005 Retirement Strategy
Class A	3.86%	11.52%

Class B*	3.43%	10.67%

Class C	3.44%	10.74%

Advisor Class†	3.95%	11.84%

Class R†	3.73%	11.23%

Class K†	3.80%	11.53%

Class I†	3.99%	11.78%

Primary Benchmark: Barclays U.S. Aggregate Bond Index	2.74%	5.66%

Secondary Benchmark: S&P 500 Index	8.84%	25.25%

Composite Benchmark‡	4.34%	11.95%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

‡      For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	11

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2005 Retirement Strategy Class A shares (from 9/1/05* to 8/31/14) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein 2010 Retirement Strategy
Class A	4.34%	13.42%

Class B*	3.91%	12.64%

Class C	3.94%	12.66%

Advisor Class†	4.43%	13.72%

Class R†	4.15%	13.21%

Class K†	4.33%	13.49%

Class I†	4.44%	13.65%

Primary Benchmark: S&P 500 Index	8.84%	25.25%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	2.74%	5.66%

Composite Benchmark‡	4.96%	14.04%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

‡      For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	13

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/14

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2010 Retirement Strategy Class A shares (from 9/1/05* to 8/31/14) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein 2015 Retirement Strategy
Class A	4.75%	15.30%

Class B*	4.33%	14.39%

Class C	4.45%	14.48%

Advisor Class†	4.89%	15.58%

Class R†	4.63%	15.06%

Class K†	4.80%	15.33%

Class I†	4.91%	15.63%

Primary Benchmark: S&P 500 Index	8.84%	25.25%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	2.74%	5.66%

Composite Benchmark‡	5.55%	16.00%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

‡     For a description of the composite benchmark, please see page 5.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	15

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2015 Retirement Strategy Class A shares (from 9/1/05* to 8/31/14) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein 2020 Retirement Strategy
Class A	4.98%	16.38%

Class B*	4.59%	15.61%

Class C	4.59%	15.61%

Advisor Class†	5.14%	16.79%

Class R†	4.79%	16.22%

Class K†	4.96%	16.49%

Class I†	5.15%	16.76%

Primary Benchmark: S&P 500 Index	8.84%	25.25%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	2.74%	5.66%

Composite Benchmark‡	5.83%	17.22%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

‡       For a description of the composite benchmark, please see page 5.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	17

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2020 Retirement Strategy Class A shares (from 9/1/05* to 8/31/14) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein 2025 Retirement Strategy
Class A	5.08%	17.56%

Class B*	4.71%	16.75%

Class C	4.72%	16.61%

Advisor Class†	5.23%	17.88%

Class R†	4.97%	17.32%

Class K†	5.15%	17.59%

Class I†	5.24%	17.90%

Primary Benchmark: S&P 500 Index	8.84%	25.25%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	2.74%	5.66%

Composite Benchmark‡	6.11%	18.50%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

‡       For a description of the composite benchmark, please see page 5.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	19

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2025 Retirement Strategy Class A shares (from 9/1/05* to 8/31/14) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein 2030 Retirement Strategy
Class A	5.24%	18.76%

Class B*	4.86%	17.95%

Class C	4.95%	17.95%

Advisor Class†	5.47%	19.15%

Class R†	5.22%	18.58%

Class K†	5.31%	18.86%

Class I†	5.42%	19.10%

Primary Benchmark: S&P 500 Index	8.84%	25.25%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	2.74%	5.66%

Composite Benchmark‡	6.32%	19.65%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

‡       For a description of the composite benchmark, please see page 5.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns should be last were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	21

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2030 Retirement Strategy Class A shares (from 9/1/05* to 8/31/14) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein 2035 Retirement Strategy
Class A	5.38%	19.44%

Class B*	5.00%	18.68%

Class C	5.01%	18.63%

Advisor Class†	5.54%	19.84%

Class R†	5.31%	19.29%

Class K†	5.31%	19.52%

Class I†	5.57%	19.92%

Primary Benchmark: S&P 500 Index	8.84%	25.25%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	2.74%	5.66%

Composite Benchmark‡	6.42%	20.32%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

‡    For a description of the composite benchmark, please see page 5.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns should be last were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	23

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2035 Retirement Strategy Class A shares (from 9/1/05* to 8/31/14) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

24	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein 2040 Retirement Strategy
Class A	5.42%	20.01%

Class B*	5.13%	19.25%

Class C	5.13%	19.27%

Advisor Class†	5.64%	20.46%

Class R†	5.35%	19.83%

Class K†	5.45%	20.14%

Class I†	5.62%	20.41%

Primary Benchmark: S&P 500 Index	8.84%	25.25%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	2.74%	5.66%

Composite Benchmark‡	6.54%	20.85%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

‡       For a description of the composite benchmark, please see page 5.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	25

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2040 Retirement Strategy Class A shares (from 9/1/05* to 8/31/14) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

26	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein 2045 Retirement Strategy
Class A	5.41%	20.14%

Class B*	4.98%	19.24%

Class C	5.08%	19.26%

Advisor Class†	5.56%	20.45%

Class R†	5.37%	19.88%

Class K†	5.47%	20.10%

Class I†	5.56%	20.41%

Primary Benchmark: S&P 500 Index	8.84%	25.25%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	2.74%	5.66%

Composite Benchmark‡	6.54%	20.89%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

‡       For a description of the composite benchmark, please see page 5.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	27

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2045 Retirement Strategy Class A shares (from 9/1/05* to 8/31/14) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

28	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein 2050 Retirement Strategy
Class A	5.48%	20.24%

Class B*	4.98%	19.38%

Class C	4.98%	19.33%

Advisor Class†	5.60%	20.56%

Class R†	5.22%	19.94%

Class K†	5.46%	20.25%

Class I†	5.58%	20.58%

Primary Benchmark: S&P 500 Index	8.84%	25.25%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	2.74%	5.66%

Composite Benchmark‡	6.54%	20.93%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

‡       For a description of the composite benchmark, please see page 5.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	29

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

6/29/2007* TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2050 Retirement Strategy Class A shares (from 6/29/2007* to 8/31/14) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 6/29/2007.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

30	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein 2055 Retirement Strategy
Class A	5.32%	20.15%

Class B*	5.09%	19.40%

Class C	5.00%	19.42%

Advisor Class†	5.49%	20.43%

Class R†	5.26%	20.01%

Class K†	5.39%	20.19%

Class I†	5.50%	20.60%

Primary Benchmark: S&P 500 Index	8.84%	25.25%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	2.74%	5.66%

Composite Benchmark‡	6.54%	20.93%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

‡       For a description of the composite benchmark, please see page 5.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	31

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 6/29/2007* TO 8/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2055 Retirement Strategy Class A shares (from 6/29/2007* to 8/31/14) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 6/29/2007.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

32	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

EACH UNDERLYING PORTFOLIO* VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2014 (unaudited)	Returns
	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio	10.64%	26.10%

Russell 1000 Value Index	9.67%	24.43%

AllianceBernstein U.S. Large Cap Growth Portfolio	6.73%	29.19%

Russell 1000 Growth Index	7.17%	26.29%

AllianceBernstein International Value Portfolio	2.46%	18.14%

MSCI ACWI ex-U.S.	4.83%	17.75%

AllianceBernstein International Growth Portfolio	6.38%	16.89%

MSCI ACWI ex-U.S.	4.83%	17.75%

AllianceBernstein Short Duration Bond Portfolio	0.51%	1.45%

BofA ML 1-3 Year U.S. Treasury Index	0.25%	0.79%

AllianceBernstein Global Core Bond Portfolio	3.63%	7.05%

Barclays Global Aggregate Bond Index (U.S. dollar hedged)	3.58%	6.67%

AllianceBernstein Bond Inflation Protection Portfolio	2.91%	5.63%

Barclays 1-10 Year TIPS Index	2.05%	3.74%

AllianceBernstein High-Yield Portfolio	3.71%	12.44%

Barclays U.S. High Yield 2% Issuer Capped Index	2.89%	10.57%

AllianceBernstein Small-Mid Cap Value Portfolio	7.58%	25.46%

Russell 2500 Value Index	4.98%	22.61%

AllianceBernstein Small-Mid Cap Growth Portfolio	-3.23%	17.04%

Russell 2500 Growth Index	0.90%	20.25%

AllianceBernstein Multi-Asset Real Return Portfolio	4.68%	11.48%

MSCI AC World Commodity Producers Index	9.14%	17.20%

AllianceBernstein Volatility Management Portfolio	6.82%	21.69%

MSCI ACWI	6.53%	20.99%

*    Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	33

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	9.39%	4.79%
5 Years	6.95%	6.02%
Since Inception*	4.38%	3.88%

Class B Shares
1 Year	8.57%	4.57%
5 Years	6.20%	6.20%
Since Inception*	3.72%	3.72%

Class C Shares
1 Year	8.60%	7.60%
5 Years	6.21%	6.21%
Since Inception*	3.64%	3.64%

Advisor Class Shares†
1 Year	9.74%	9.74%
5 Years	7.29%	7.29%
Since Inception*	4.68%	4.68%

Class R Shares†
1 Year	9.15%	9.15%
5 Years	6.74%	6.74%
Since Inception*	4.16%	4.16%

Class K Shares†
1 Year	9.38%	9.38%
5 Years	7.01%	7.01%
Since Inception*	4.43%	4.43%

Class I Shares†
1 Year	9.67%	9.67%
5 Years	7.28%	7.28%
Since Inception*	4.68%	4.68%

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

34	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 3.67%, 4.54%, 4.56%, 3.06%, 3.32%, 2.90% and 2.64% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.86%, 1.56%, 1.56%, 0.56%, 1.06%, 0.81% and 0.56% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	35

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	0.45%
5 Years	4.90%
Since Inception*	3.62%

Class B Shares
1 Year	0.19%
5 Years	5.08%
Since Inception*	3.46%

Class C Shares
1 Year	3.20%
5 Years	5.09%
Since Inception*	3.38%

Advisor Class Shares†
1 Year	5.30%
5 Years	6.13%
Since Inception*	4.41%

Class R Shares†
1 Year	4.80%
5 Years	5.63%
Since Inception*	3.90%

Class K Shares†
1 Year	4.98%
5 Years	5.88%
Since Inception*	4.16%

Class I Shares†
1 Year	5.25%
5 Years	6.15%
Since Inception*	4.42%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

36	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	11.52%	6.78%
5 Years	8.02%	7.09%
Since Inception*	4.61%	4.11%

Class B Shares
1 Year	10.67%	6.67%
5 Years	7.25%	7.25%
Since Inception*	3.95%	3.95%

Class C Shares
1 Year	10.74%	9.74%
5 Years	7.25%	7.25%
Since Inception*	3.86%	3.86%

Advisor Class Shares†
1 Year	11.84%	11.84%
5 Years	8.34%	8.34%
Since Inception*	4.91%	4.91%

Class R Shares†
1 Year	11.23%	11.23%
5 Years	7.78%	7.78%
Since Inception*	4.38%	4.38%

Class K Shares†
1 Year	11.53%	11.53%
5 Years	8.06%	8.06%
Since Inception*	4.65%	4.65%

Class I Shares†
1 Year	11.78%	11.78%
5 Years	8.33%	8.33%
Since Inception*	4.91%	4.91%

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	37

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 2.71%, 3.45%, 3.47%, 2.39%, 2.78%, 2.46% and 2.13% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.92%, 1.62%, 1.62%, 0.62%, 1.12%, 0.87% and 0.62% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

38	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	1.53%
5 Years	5.73%
Since Inception*	3.80%

Class B Shares
1 Year	1.26%
5 Years	5.91%
Since Inception*	3.64%

Class C Shares
1 Year	4.31%
5 Years	5.91%
Since Inception*	3.55%

Advisor Class Shares†
1 Year	6.32%
5 Years	6.98%
Since Inception*	4.60%

Class R Shares†
1 Year	5.84%
5 Years	6.44%
Since Inception*	4.07%

Class K Shares†
1 Year	6.08%
5 Years	6.71%
Since Inception*	4.34%

Class I Shares†
1 Year	6.32%
5 Years	6.98%
Since Inception*	4.60%

*	Inception date: 9/1/05 for all share classes.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	39

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	13.42%	8.63%
5 Years	9.00%	8.07%
Since Inception*	4.88%	4.38%

Class B Shares
1 Year	12.64%	8.64%
5 Years	8.25%	8.25%
Since Inception*	4.22%	4.22%

Class C Shares
1 Year	12.66%	11.66%
5 Years	8.23%	8.23%
Since Inception*	4.13%	4.13%

Advisor Class Shares†
1 Year	13.72%	13.72%
5 Years	9.33%	9.33%
Since Inception*	5.18%	5.18%

Class R Shares†
1 Year	13.21%	13.21%
5 Years	8.77%	8.77%
Since Inception*	4.66%	4.66%

Class K Shares†
1 Year	13.49%	13.49%
5 Years	9.04%	9.04%
Since Inception*	4.92%	4.92%

Class I Shares†
1 Year	13.65%	13.65%
5 Years	9.33%	9.33%
Since Inception*	5.18%	5.18%

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

40	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.56%, 2.32%, 2.30%, 1.30%, 1.75%, 1.44% and 1.11%for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.94%, 1.64%, 1.64%, 0.64%, 1.14%, 0.89%, and 0.64% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	41

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	2.37%
5 Years	6.53%
Since Inception*	4.02%

Class B Shares
1 Year	2.14%
5 Years	6.70%
Since Inception*	3.87%

Class C Shares
1 Year	5.13%
5 Years	6.68%
Since Inception*	3.78%

Advisor Class Shares†
1 Year	7.23%
5 Years	7.75%
Since Inception*	4.81%

Class R Shares†
1 Year	6.73%
5 Years	7.23%
Since Inception*	4.30%

Class K Shares†
1 Year	6.91%
5 Years	7.50%
Since Inception*	4.56%

Class I Shares†
1 Year	7.15%
5 Years	7.76%
Since Inception*	4.82%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

42	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	15.30%	10.40%
5 Years	9.71%	8.77%
Since Inception*	5.02%	4.52%

Class B Shares
1 Year	14.39%	10.39%
5 Years	8.97%	8.97%
Since Inception*	4.37%	4.37%

Class C Shares
1 Year	14.48%	13.48%
5 Years	8.97%	8.97%
Since Inception*	4.30%	4.30%

Advisor Class Shares†
1 Year	15.58%	15.58%
5 Years	10.07%	10.07%
Since Inception*	5.35%	5.35%

Class R Shares†
1 Year	15.06%	15.06%
5 Years	9.51%	9.51%
Since Inception*	4.81%	4.81%

Class K Shares†
1 Year	15.33%	15.33%
5 Years	9.79%	9.79%
Since Inception*	5.07%	5.07%

Class I Shares†
1 Year	15.63%	15.63%
5 Years	10.06%	10.06%
Since Inception*	5.35%	5.35%

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	43

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.30%, 2.03%, 2.03%, 1.01%, 1.55%, 1.26% and 0.84% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.98%, 1.68%, 1.68%, 0.68%, 1.18%, 0.93% and 0.68% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

44	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	3.12%
5 Years	7.08%
Since Inception*	4.11%

Class B Shares
1 Year	3.00%
5 Years	7.26%
Since Inception*	3.96%

Class C Shares
1 Year	5.95%
5 Years	7.26%
Since Inception*	3.89%

Advisor Class Shares†
1 Year	8.03%
5 Years	8.35%
Since Inception*	4.93%

Class R Shares†
1 Year	7.51%
5 Years	7.81%
Since Inception*	4.40%

Class K Shares†
1 Year	7.79%
5 Years	8.07%
Since Inception*	4.66%

Class I Shares†
1 Year	8.04%
5 Years	8.35%
Since Inception*	4.94%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	45

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	16.38%	11.43%
5 Years	10.21%	9.27%
Since Inception*	4.96%	4.46%

Class B Shares
1 Year	15.61%	11.61%
5 Years	9.42%	9.42%
Since Inception*	4.30%	4.30%

Class C Shares
1 Year	15.61%	14.61%
5 Years	9.43%	9.43%
Since Inception*	4.24%	4.24%

Advisor Class Shares†
1 Year	16.79%	16.79%
5 Years	10.51%	10.51%
Since Inception*	5.27%	5.27%

Class R Shares†
1 Year	16.22%	16.22%
5 Years	9.97%	9.97%
Since Inception*	4.76%	4.76%

Class K Shares†
1 Year	16.49%	16.49%
5 Years	10.26%	10.26%
Since Inception*	5.02%	5.02%

Class I Shares†
1 Year	16.76%	16.76%
5 Years	10.53%	10.53%
Since Inception*	5.28%	5.28%

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

46	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.28%, 2.01%, 2.01%, 0.99%, 1.52%, 1.22% and 0.87% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.02%, 1.72%, 1.72%, 0.72%, 1.22%, 0.97%, and 0.72% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	47

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	3.56%
5 Years	7.44%
Since Inception*	4.03%

Class B Shares
1 Year	3.46%
5 Years	7.61%
Since Inception*	3.87%

Class C Shares
1 Year	6.46%
5 Years	7.61%
Since Inception*	3.80%

Advisor Class Shares†
1 Year	8.58%
5 Years	8.70%
Since Inception*	4.84%

Class R Shares†
1 Year	8.02%
5 Years	8.16%
Since Inception*	4.32%

Class K Shares†
1 Year	8.21%
5 Years	8.43%
Since Inception*	4.58%

Class I Shares†
1 Year	8.64%
5 Years	8.72%
Since Inception*	4.85%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

48	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	17.56%	12.57%
5 Years	10.69%	9.72%
Since Inception*	5.24%	4.73%

Class B Shares
1 Year	16.75%	12.75%
5 Years	9.93%	9.93%
Since Inception*	4.57%	4.57%

Class C Shares
1 Year	16.61%	15.61%
5 Year	9.89%	9.89%
Since Inception*	4.49%	4.49%

Advisor Class Shares†
1 Year	17.88%	17.88%
5 Years	11.02%	11.02%
Since Inception*	5.54%	5.54%

Class R Shares†
1 Year	17.32%	17.32%
5 Years	10.47%	10.47%
Since Inception*	5.03%	5.03%

Class K Shares†
1 Year	17.59%	17.59%
5 Years	10.76%	10.76%
Since Inception*	5.28%	5.28%

Class I Shares†
1 Year	17.90%	17.90%
5 Years	11.02%	11.02%
Since Inception*	5.56%	5.56%

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	49

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.29%, 2.03%, 2.02%, 1.01%, 1.52%, 1.22% and 0.90% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.04%, 1.74%, 1.74%, 0.74%, 1.24%, 0.99%, and 0.74% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

50	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	4.22%
5 Years	7.88%
Since Inception*	4.29%

Class B Shares
1 Year	4.06%
5 Years	8.03%
Since Inception*	4.13%

Class C Shares
1 Year	7.11%
5 Years	8.03%
Since Inception*	4.04%

Advisor Class Shares†
1 Year	9.17%
5 Years	9.12%
Since Inception*	5.09%

Class R Shares†
1 Year	8.54%
5 Years	8.58%
Since Inception*	4.57%

Class K Shares†
1 Year	8.80%
5 Years	8.85%
Since Inception*	4.83%

Class I Shares†
1 Year	9.17%
5 Years	9.13%
Since Inception*	5.10%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	51

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	18.76%	13.75%
5 Years	11.06%	10.10%
Since Inception*	5.13%	4.62%

Class B Shares
1 Year	17.95%	13.95%
5 Years	10.29%	10.29%
Since Inception*	4.44%	4.44%

Class C Shares
1 Year	17.95%	16.95%
5 Years	10.31%	10.31%
Since Inception*	4.39%	4.39%

Advisor Class Shares†
1 Year	19.15%	19.15%
5 Years	11.40%	11.40%
Since Inception*	5.44%	5.44%

Class R Shares†
1 Year	18.58%	18.58%
5 Years	10.86%	10.86%
Since Inception*	4.94%	4.94%

Class K Shares†
1 Year	18.86%	18.86%
5 Years	11.14%	11.14%
Since Inception*	5.18%	5.18%

Class I Shares†
1 Year	19.10%	19.10%
5 Years	11.42%	11.42%
Since Inception*	5.43%	5.43%

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

52	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.33%, 2.07%, 2.05%, 1.04%, 1.60%, 1.30% and 0.97% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01%, and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	53

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	4.71%
5 Years	8.20%
Since Inception*	4.17%

Class B Shares
1 Year	4.73%
5 Years	8.39%
Since Inception*	3.99%

Class C Shares
1 Year	7.64%
5 Years	8.39%
Since Inception*	3.92%

Advisor Class Shares†
1 Year	9.71%
5 Years	9.47%
Since Inception*	4.97%

Class R Shares†
1 Year	9.24%
5 Years	8.93%
Since Inception*	4.47%

Class K Shares†
1 Year	9.49%
5 Years	9.22%
Since Inception*	4.72%

Class I Shares†
1 Year	9.70%
5 Years	9.48%
Since Inception*	4.97%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

54	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	19.44%	14.35%
5 Years	11.22%	10.25%
Since Inception*	5.09%	4.59%

Class B Shares
1 Year	18.68%	14.68%
5 Years	10.46%	10.46%
Since Inception*	4.43%	4.43%

Class C Shares
1 Year	18.63%	17.63%
5 Years	10.44%	10.44%
Since Inception*	4.35%	4.35%

Advisor Class Shares†
1 Year	19.84%	19.84%
5 Years	11.56%	11.56%
Since Inception*	5.40%	5.40%

Class R Shares†
1 Year	19.29%	19.29%
5 Years	11.01%	11.01%
Since Inception*	4.87%	4.87%

Class K Shares†
1 Year	19.52%	19.52%
5 Years	11.25%	11.25%
Since Inception*	5.14%	5.14%

Class I Shares†
1 Year	19.92%	19.92%
5 Years	11.58%	11.58%
Since Inception*	5.42%	5.42%

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	55

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.38%, 2.11%, 2.10%, 1.08%, 1.66%, 1.35% and 1.03% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01%, and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

56	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	5.06%
5 Years	8.35%
Since Inception*	4.13%

Class B Shares
1 Year	4.92%
5 Years	8.55%
Since Inception*	3.97%

Class C Shares
1 Year	7.95%
5 Years	8.53%
Since Inception*	3.88%

Advisor Class Shares†
1 Year	10.09%
5 Years	9.65%
Since Inception*	4.93%

Class R Shares†
1 Year	9.60%
5 Years	9.09%
Since Inception*	4.40%

Class K Shares†
1 Year	9.84%
5 Years	9.38%
Since Inception*	4.68%

Class I Shares†
1 Year	10.12%
5 Years	9.66%
Since Inception*	4.94%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	57

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	20.01%	14.95%
5 Years	11.42%	10.44%
Since Inception*	5.34%	4.84%

Class B Shares
1 Year	19.25%	15.25%
5 Years	10.66%	10.66%
Since Inception*	4.69%	4.69%

Class C Shares
1 Year	19.27%	18.27%
5 Years	10.65%	10.65%
Since Inception*	4.62%	4.62%

Advisor Class Shares†
1 Year	20.46%	20.46%
5 Years	11.78%	11.78%
Since Inception*	5.66%	5.66%

Class R Shares†
1 Year	19.83%	19.83%
5 Years	11.22%	11.22%
Since Inception*	5.15%	5.15%

Class K Shares†
1 Year	20.14%	20.14%
5 Years	11.49%	11.49%
Since Inception*	5.41%	5.41%

Class I Shares†
1 Year	20.41%	20.41%
5 Years	11.78%	11.78%
Since Inception*	5.67%	5.67%

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

58	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.45%, 2.17%, 2.17%, 1.15%, 1.68%, 1.37% and 1.05% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01%, and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	59

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	5.32%
5 Years	8.56%
Since Inception*	4.37%

Class B Shares
1 Year	5.20%
5 Years	8.74%
Since Inception*	4.22%

Class C Shares
1 Year	8.23%
5 Years	8.76%
Since Inception*	4.15%

Advisor Class Shares†
1 Year	10.28%
5 Years	9.84%
Since Inception*	5.18%

Class R Shares†
1 Year	9.78%
5 Years	9.30%
Since Inception*	4.67%

Class K Shares†
1 Year	9.97%
5 Years	9.56%
Since Inception*	4.93%

Class I Shares†
1 Year	10.31%
5 Years	9.86%
Since Inception*	5.20%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

60	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	20.14%	14.99%
5 Years	11.47%	10.51%
Since Inception*	5.28%	4.78%

Class B Shares
1 Year	19.24%	15.24%
5 Years	10.68%	10.68%
Since Inception*	4.62%	4.62%

Class C Shares
1 Year	19.26%	18.26%
5 Years	10.69%	10.69%
Since Inception*	4.54%	4.54%

Advisor Class Shares†
1 Year	20.45%	20.45%
5 Years	11.80%	11.80%
Since Inception*	5.59%	5.59%

Class R Shares†
1 Year	19.88%	19.88%
5 Years	11.26%	11.26%
Since Inception*	5.07%	5.07%

Class K Shares†
1 Year	20.10%	20.10%
5 Years	11.52%	11.52%
Since Inception*	5.33%	5.33%

Class I Shares†
1 Year	20.41%	20.41%
5 Years	11.79%	11.79%
Since Inception*	5.58%	5.58%

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	61

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.56%, 2.35%, 2.29%, 1.27%, 1.77%, 1.47% and 1.15% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01%, and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

62	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	5.30%
5 Years	8.60%
Since Inception*	4.31%

Class B Shares
1 Year	5.28%
5 Years	8.79%
Since Inception*	4.15%

Class C Shares
1 Year	8.18%
5 Years	8.78%
Since Inception*	4.06%

Advisor Class Shares†
1 Year	10.37%
5 Years	9.90%
Since Inception*	5.12%

Class R Shares†
1 Year	9.72%
5 Years	9.32%
Since Inception*	4.59%

Class K Shares†
1 Year	10.02%
5 Years	9.60%
Since Inception*	4.86%

Class I Shares†
1 Year	10.20%
5 Years	9.87%
Since Inception*	5.10%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	63

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	20.24%	15.15%
5 Years	11.56%	10.61%
Since Inception*	3.39%	2.77%

Class B Shares
1 Year	19.38%	15.38%
5 Years	10.78%	10.78%
Since Inception*	2.66%	2.66%

Class C Shares
1 Year	19.33%	18.33%
5 Years	10.83%	10.83%
Since Inception*	2.69%	2.69%

Advisor Class Shares†
1 Year	20.56%	20.56%
5 Years	11.92%	11.92%
Since Inception*	3.70%	3.70%

Class R Shares†
1 Year	19.94%	19.94%
5 Years	11.35%	11.35%
Since Inception*	3.17%	3.17%

Class K Shares†
1 Year	20.25%	20.25%
5 Years	11.62%	11.62%
Since Inception*	3.46%	3.46%

Class I Shares†
1 Year	20.58%	20.58%
5 Years	11.92%	11.92%
Since Inception*	3.69%	3.69%

*	Inception date: 6/29/07 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

64	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 2.55%, 3.65%, 3.28%, 2.24%, 2.61%, 2.29% and 1.95% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01%, and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	65

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	5.27%
5 Years	8.67%
Since Inception*	2.20%

Class B Shares
1 Year	5.13%
5 Years	8.84%
Since Inception*	2.09%

Class C Shares
1 Year	8.31%
5 Years	8.91%
Since Inception*	2.13%

Advisor Class Shares†
1 Year	10.25%
5 Years	9.96%
Since Inception*	3.12%

Class R Shares†
1 Year	9.74%
5 Years	9.42%
Since Inception*	2.60%

Class K Shares†
1 Year	10.02%
5 Year	9.69%
Since Inception*	2.88%

Class I Shares†
1 Year	10.32%
5 Years	9.98%
Since Inception*	3.13%

*	Inception date: 6/29/07 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

66	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	20.15%	15.10%
5 Years	11.48%	10.53%
Since Inception*	3.05%	2.43%

Class B Shares
1 Year	19.40%	15.40%
5 Years	10.72%	10.72%
Since Inception*	2.34%	2.34%

Class C Shares
1 Year	19.42%	18.42%
5 Years	10.73%	10.73%
Since Inception*	2.32%	2.32%

Advisor Class Shares†
1 Year	20.43%	20.43%
5 Years	11.77%	11.77%
Since Inception*	3.31%	3.31%

Class R Shares†
1 Year	20.01%	20.01%
5 Years	11.26%	11.26%
Since Inception*	2.84%	2.84%

Class K Shares†
1 Year	20.19%	20.19%
5 Years	11.54%	11.54%
Since Inception*	3.11%	3.11%

Class I Shares†
1 Year	20.60%	20.60%
5 Years	11.81%	11.81%
Since Inception*	3.37%	3.37%

*	Inception date: 6/29/2007 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	67

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 5.67%, 6.80%, 6.43%, 5.44%, 4.84%, 4.54% and 4.19% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01%, and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

68	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	5.35%
5 Years	8.63%
Since Inception*	1.89%

Class B Shares
1 Year	5.27%
5 Years	8.81%
Since Inception*	1.78%

Class C Shares
1 Year	8.26%
5 Years	8.82%
Since Inception*	1.76%

Advisor Class Shares†
1 Year	10.27%
5 Years	9.87%
Since Inception*	2.76%

Class R Shares†
1 Year	9.71%
5 Years	9.34%
Since Inception*	2.27%

Class K Shares†
1 Year	10.08%
5 Years	9.61%
Since Inception*	2.55%

Class I Shares†
1 Year	10.35%
5 Years	9.88%
Since Inception*	2.80%

*	Inception date: 6/29/07 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	69

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^ AS OF AUGUST 31, 2014 (unaudited)
NAV/SEC Returns

AllianceBernstein U.S. Value Portfolio
1 Year	26.10%
5 Years	16.05%
Since Inception*	6.55%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	29.19%
5 Years	16.16%
Since Inception*	8.43%

AllianceBernstein International Value Portfolio
1 Year	18.14%
5 Years	5.48%
Since Inception*	3.95%

AllianceBernstein International Growth Portfolio
1 Year	16.89%
5 Years	5.61%
Since Inception*	2.86%

AllianceBernstein Short Duration Bond Portfolio
1 Year	1.45%
5 Years	2.27%
Since Inception*	2.45%

AllianceBernstein Global Core Bond Portfolio
1 Year	7.05%
5 Years	6.17%
Since Inception*	5.67%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	5.63%
5 Years	5.50%
Since Inception*	4.97%

AllianceBernstein High-Yield Portfolio
1 Year	12.44%
5 Years	13.95%
Since Inception*	9.45%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	25.46%
5 Years	19.62%
Since Inception*	10.59%

(Historical Performance continued on next page)

70	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^ AS OF AUGUST 31, 2014 (unaudited)
NAV/SEC Returns
AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	17.04%
5 Years	22.57%
Since Inception*	13.33%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	11.48%
5 Years	7.62%
Since Inception*	4.54%

AllianceBernstein Volatility Management Portfolio
1 Year	21.69%
Since Inception†	10.01%

*	Inception date: 5/20/05.

†	Inception date: 4/16/10.

^	These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there may be sales charges in connection with purchases of other AllianceBernstein funds which invest in these Underlying Portfolios. Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. The Underlying Portfolios are not currently offered for direct investment from the general public. The Underlying Portfolios do not bear sales charges or management fees.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	71

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^ AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	19.56%
5 Years	14.55%
Since Inception*	6.20%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	21.29%
5 Years	14.90%
Since Inception*	8.28%

AllianceBernstein International Value Portfolio
1 Year	5.53%
5 Years	3.43%
Since Inception*	3.42%

AllianceBernstein International Growth Portfolio
1 Year	1.76%
5 Years	2.83%
Since Inception*	2.10%

Alliance Bernstein Short Duration Bond Portfolio
1 Year	1.20%
5 Years	2.12%
Since Inception*	2.42%

AllianceBernstein Global Core Bond Portfolio
1 Year	5.77%
5 Years	5.67%
Since Inception*	5.56%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	2.47%
5 Years	4.75%
Since Inception*	4.72%

AllianceBernstein High-Yield Portfolio
1 Year	9.00%
5 Years	11.69%
Since Inception*	9.15%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	11.82%
5 Years	16.41%
Since Inception*	9.75%

(Historical Performance continued on next page)

72	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^ AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
NAV/SEC Returns†
AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	5.98%
5 Year	20.39%
Since Inception*	12.83%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	1.53%
5 Years	5.02%
Since Inception*	3.71%

AllianceBernstein Volatility Management Portfolio
1 Year	11.81%
Since Inception†	8.96%

*	Inception date: 5/20/05.

†	Inception date: 4/16/10.

^	These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there may be sales charges in connection with purchases of other AllianceBernstein funds which invest in these Underlying Portfolios. Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. The Underlying Portfolios are not currently offered for direct investment from the general public. The Underlying Portfolios do not bear sales charges or management fees.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	73

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2000 Retirement Strategy

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,032.50	$4.20	0.82%
Hypothetical**	$1,000	$1,021.07	$4.18	0.82%
Class B
Actual	$1,000	$1,028.50	$7.77	1.52%
Hypothetical**	$1,000	$1,017.54	$7.73	1.52%
Class C
Actual	$1,000	$1,028.60	$7.77	1.52%
Hypothetical**	$1,000	$1,017.54	$7.73	1.52%

74	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Advisor Class
Actual	$1,000	$1,035.00	$2.67	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%
Class R
Actual	$1,000	$1,031.50	$5.22	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class K
Actual	$1,000	$1,032.70	$3.95	0.77%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%
Class I
Actual	$1,000	$1,033.80	$2.67	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%

2005 Retirement Strategy

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,038.60	$4.52	0.88%
Hypothetical**	$1,000	$1,020.77	$4.48	0.88%
Class B
Actual	$1,000	$1,034.30	$8.10	1.58%
Hypothetical**	$1,000	$1,017.24	$8.03	1.58%
Class C
Actual	$1,000	$1,034.40	$8.10	1.58%
Hypothetical**	$1,000	$1,017.24	$8.03	1.58%
Advisor Class
Actual	$1,000	$1,039.50	$2.98	0.58%
Hypothetical**	$1,000	$1,022.28	$2.96	0.58%
Class R
Actual	$1,000	$1,037.30	$5.55	1.08%
Hypothetical**	$1,000	$1,019.76	$5.50	1.08%
Class K
Actual	$1,000	$1,038.00	$4.26	0.83%
Hypothetical**	$1,000	$1,021.02	$4.23	0.83%
Class I
Actual	$1,000	$1,039.90	$2.98	0.58%
Hypothetical**	$1,000	$1,022.28	$2.96	0.58%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	75

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

2010 Retirement Strategy

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,043.40	$4.64	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%
Class B
Actual	$1,000	$1,039.10	$8.22	1.60%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%
Class C
Actual	$1,000	$1,039.40	$8.22	1.60%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%
Advisor Class
Actual	$1,000	$1,044.30	$3.09	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
Class R
Actual	$1,000	$1,041.50	$5.66	1.10%
Hypothetical**	$1,000	$1,019.66	$5.60	1.10%
Class K
Actual	$1,000	$1,043.30	$4.38	0.85%
Hypothetical**	$1,000	$1,020.92	$4.33	0.85%
Class I
Actual	$1,000	$1,044.40	$3.09	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%

2015 Retirement Strategy

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,047.50	$4.75	0.92%
Hypothetical**	$1,000	$1,020.57	$4.69	0.92%
Class B
Actual	$1,000	$1,043.30	$8.34	1.62%
Hypothetical**	$1,000	$1,017.04	$8.24	1.62%
Class C
Actual	$1,000	$1,044.50	$8.35	1.62%
Hypothetical**	$1,000	$1,017.04	$8.24	1.62%
Advisor Class
Actual	$1,000	$1,048.90	$3.20	0.62%
Hypothetical**	$1,000	$1,022.08	$3.16	0.62%
Class R
Actual	$1,000	$1,046.30	$5.78	1.12%
Hypothetical**	$1,000	$1,019.56	$5.70	1.12%
Class K
Actual	$1,000	$1,048.00	$4.49	0.87%
Hypothetical**	$1,000	$1,020.82	$4.43	0.87%
Class I
Actual	$1,000	$1,049.10	$3.15	0.61%
Hypothetical**	$1,000	$1,022.13	$3.11	0.61%

76	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

2020 Retirement Strategy

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,049.80	$4.96	0.96%
Hypothetical**	$1,000	$1,020.37	$4.89	0.96%
Class B
Actual	$1,000	$1,045.90	$8.56	1.66%
Hypothetical**	$1,000	$1,016.84	$8.44	1.66%
Class C
Actual	$1,000	$1,045.90	$8.56	1.66%
Hypothetical**	$1,000	$1,016.84	$8.44	1.66%
Advisor Class
Actual	$1,000	$1,051.40	$3.41	0.66%
Hypothetical**	$1,000	$1,021.88	$3.36	0.66%
Class R
Actual	$1,000	$1,047.90	$5.99	1.16%
Hypothetical**	$1,000	$1,019.36	$5.90	1.16%
Class K
Actual	$1,000	$1,049.60	$4.70	0.91%
Hypothetical**	$1,000	$1,020.62	$4.63	0.91%
Class I
Actual	$1,000	$1,051.50	$3.36	0.65%
Hypothetical**	$1,000	$1,021.93	$3.31	0.65%

2025 Retirement Strategy

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,050.80	$5.07	0.98%
Hypothetical**	$1,000	$1,020.27	$4.99	0.98%
Class B
Actual	$1,000	$1,047.10	$8.67	1.68%
Hypothetical**	$1,000	$1,016.74	$8.54	1.68%
Class C
Actual	$1,000	$1,047.20	$8.67	1.68%
Hypothetical**	$1,000	$1,016.74	$8.54	1.68%
Advisor Class
Actual	$1,000	$1,052.30	$3.52	0.68%
Hypothetical**	$1,000	$1,021.78	$3.47	0.68%
Class R
Actual	$1,000	$1,049.70	$6.10	1.18%
Hypothetical**	$1,000	$1,019.26	$6.01	1.18%
Class K
Actual	$1,000	$1,051.50	$4.81	0.93%
Hypothetical**	$1,000	$1,020.52	$4.74	0.93%
Class I
Actual	$1,000	$1,052.40	$3.47	0.67%
Hypothetical**	$1,000	$1,021.83	$3.41	0.67%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	77

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

2030 Retirement Strategy

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,052.40	$5.17	1.00%
Hypothetical**	$1,000	$1,020.16	$5.09	1.00%
Class B
Actual	$1,000	$1,048.60	$8.78	1.70%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Class C
Actual	$1,000	$1,049.50	$8.78	1.70%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Advisor Class
Actual	$1,000	$1,054.70	$3.63	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%
Class R
Actual	$1,000	$1,052.20	$6.21	1.20%
Hypothetical**	$1,000	$1,019.16	$6.11	1.20%
Class K
Actual	$1,000	$1,053.10	$4.92	0.95%
Hypothetical**	$1,000	$1,020.42	$4.84	0.95%
Class I
Actual	$1,000	$1,054.20	$3.52	0.68%
Hypothetical**	$1,000	$1,021.78	$3.47	0.68%

2035 Retirement Strategy

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,053.80	$5.18	1.00%
Hypothetical**	$1,000	$1,020.16	$5.09	1.00%
Class B
Actual	$1,000	$1,050.00	$8.78	1.70%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Class C
Actual	$1,000	$1,050.10	$8.78	1.70%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Advisor Class
Actual	$1,000	$1,055.40	$3.63	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%
Class R
Actual	$1,000	$1,053.10	$6.21	1.20%
Hypothetical**	$1,000	$1,019.16	$6.11	1.20%
Class K
Actual	$1,000	$1,053.10	$4.92	0.95%
Hypothetical**	$1,000	$1,020.42	$4.84	0.95%
Class I
Actual	$1,000	$1,055.70	$3.52	0.68%
Hypothetical**	$1,000	$1,021.78	$3.47	0.68%

78	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

2040 Retirement Strategy

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,054.20	$5.28	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class B
Actual	$1,000	$1,051.30	$8.89	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Class C
Actual	$1,000	$1,051.30	$8.89	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Advisor Class
Actual	$1,000	$1,056.40	$3.73	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
Class R
Actual	$1,000	$1,053.50	$6.31	1.22%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%
Class K
Actual	$1,000	$1,054.50	$5.02	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
Class I
Actual	$1,000	$1,056.20	$3.73	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%

2045 Retirement Strategy

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,054.10	$5.28	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class B
Actual	$1,000	$1,049.80	$8.89	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Class C
Actual	$1,000	$1,050.80	$8.89	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Advisor Class
Actual	$1,000	$1,055.60	$3.73	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
Class R
Actual	$1,000	$1,053.70	$6.32	1.22%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%
Class K
Actual	$1,000	$1,054.70	$5.02	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
Class I
Actual	$1,000	$1,055.60	$3.73	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	79

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

2050 Retirement Strategy

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,054.80	$5.28	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class B
Actual	$1,000	$1,049.80	$8.89	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Class C
Actual	$1,000	$1,049.80	$8.89	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Advisor Class
Actual	$1,000	$1,056.00	$3.73	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
Class R
Actual	$1,000	$1,052.20	$6.31	1.22%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%
Class K
Actual	$1,000	$1,054.60	$5.02	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
Class I
Actual	$1,000	$1,055.80	$3.73	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%

2055 Retirement Strategy

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,053.20	$5.28	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class B
Actual	$1,000	$1,050.90	$8.89	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Class C
Actual	$1,000	$1,050.00	$8.89	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Advisor Class
Actual	$1,000	$1,054.90	$3.73	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
Class R
Actual	$1,000	$1,052.60	$6.31	1.22%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%
Class K
Actual	$1,000	$1,053.90	$5.02	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
Class I
Actual	$1,000	$1,055.00	$3.73	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% annual return before expenses.

80	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Expense Example

2000 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $7,515

*	All data are as of August 31, 2014. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 70-73.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	81

Portfolio Summary

2005 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $11,556

*	All data are as of August 31, 2014. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 70-73.

82	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2010 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $56,393

*	All data are as of August 31, 2014. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 70-73.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	83

Portfolio Summary

2015 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $122,541

*	All data are as of August 31, 2014. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 70-73.

84	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2020 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $197,735

*	All data are as of August 31, 2014. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 70-73.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	85

Portfolio Summary

2025 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $196,914

*	All data are as of August 31, 2014. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 70-73.

86	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2030 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $166,199

*	All data are as of August 31, 2014. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 70-73.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	87

Portfolio Summary

2035 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $133,871

*	All data are as of August 31, 2014. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 70-73.

88	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2040 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $115,617

*	All data are as of August 31, 2014. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 70-73.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	89

Portfolio Summary

2045 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $89,260

*	All data are as of August 31, 2014. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 70-73.

90	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2050 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $22,578

*	All data are as of August 31, 2014. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 70-73.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	91

Portfolio Summary

2055 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $11,299

*	All data are as of August 31, 2014. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 70-73.

92	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2000 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2014

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.7%
Funds and Investment Trusts – 100.7%(a)
AllianceBernstein Pooling Portfolio – Bond Inflation Protection Portfolio	110,574	$1,133,387
AllianceBernstein Pooling Portfolio – Global Core Bond Portfolio	159,747	1,680,532
AllianceBernstein Pooling Portfolio – High-Yield Portfolio	1,737	18,934
AllianceBernstein Pooling Portfolio – International Growth Portfolio	24,610	233,793
AllianceBernstein Pooling Portfolio – International Value Portfolio	28,202	234,639
AllianceBernstein Pooling Portfolio – Multi-Asset Real Return Portfolio	59,213	529,366
AllianceBernstein Pooling Portfolio – Short Duration Bond Portfolio	212,397	2,005,030
AllianceBernstein Pooling Portfolio – Small-Mid Cap Growth Portfolio	4,724	59,340
AllianceBernstein Pooling Portfolio – Small-Mid Cap Value Portfolio	4,158	59,375
AllianceBernstein Pooling Portfolio – U.S. Large Cap Growth Portfolio	18,603	312,166
AllianceBernstein Pooling Portfolio – U.S. Value Portfolio	23,340	314,157
AllianceBernstein Pooling Portfolio – Volatility Management Portfolio	78,565	984,416

Total Investments – 100.7% (cost $6,535,815)		7,565,135
Other assets less liabilities – (0.7)%		(50,481)

Net Assets – 100.0%		$7,514,654

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	93

2000 Retirement Strategy—Portfolio of Investments

2005 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2014

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 99.5%
Funds and Investment Trusts – 99.5%(a)
AllianceBernstein Pooling Portfolio – Bond Inflation Protection Portfolio	168,318	$1,725,259
AllianceBernstein Pooling Portfolio – Global Core Bond Portfolio	209,577	2,204,748
AllianceBernstein Pooling Portfolio – High-Yield Portfolio	29,016	316,278
AllianceBernstein Pooling Portfolio – International Growth Portfolio	49,791	473,014
AllianceBernstein Pooling Portfolio – International Value Portfolio	57,052	474,673
AllianceBernstein Pooling Portfolio – Multi-Asset Real Return Portfolio	91,797	820,663
AllianceBernstein Pooling Portfolio – Short Duration Bond Portfolio	208,275	1,966,113
AllianceBernstein Pooling Portfolio – Small-Mid Cap Growth Portfolio	9,588	120,424
AllianceBernstein Pooling Portfolio – Small-Mid Cap Value Portfolio	8,478	121,062
AllianceBernstein Pooling Portfolio – U.S. Large Cap Growth Portfolio	36,747	616,617
AllianceBernstein Pooling Portfolio – U.S. Value Portfolio	46,089	620,362
AllianceBernstein Pooling Portfolio – Volatility Management Portfolio	163,025	2,042,709

Total Investments – 99.5% (cost $9,185,340)		11,501,922
Other assets less liabilities – 0.5%		54,494

Net Assets – 100.0%		$11,556,416

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

See notes to financial statements.

94	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2005 Retirement Strategy—Portfolio of Investments

2010 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2014

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.3%
Funds and Investment Trusts – 100.3%(a)
AllianceBernstein Pooling Portfolio – Bond Inflation Protection Portfolio	821,617	$8,421,574
AllianceBernstein Pooling Portfolio – Global Core Bond Portfolio	850,183	8,943,917
AllianceBernstein Pooling Portfolio – High-Yield Portfolio	270,173	2,944,887
AllianceBernstein Pooling Portfolio – International Growth Portfolio	323,684	3,074,996
AllianceBernstein Pooling Portfolio – International Value Portfolio	370,537	3,082,868
AllianceBernstein Pooling Portfolio – Multi-Asset Real Return Portfolio	546,724	4,887,715
AllianceBernstein Pooling Portfolio – Short Duration Bond Portfolio	485,935	4,587,228
AllianceBernstein Pooling Portfolio – Small-Mid Cap Growth Portfolio	69,999	879,184
AllianceBernstein Pooling Portfolio – Small-Mid Cap Value Portfolio	61,730	881,506
AllianceBernstein Pooling Portfolio – U.S. Large Cap Growth Portfolio	224,436	3,766,042
AllianceBernstein Pooling Portfolio – U.S. Value Portfolio	280,420	3,774,455
AllianceBernstein Pooling Portfolio – Volatility Management Portfolio	902,495	11,308,259

Total Investments – 100.3% (cost $43,910,753)		56,552,631
Other assets less liabilities – (0.3)%		(159,472)

Net Assets – 100.0%		$56,393,159

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	95

2010 Retirement Strategy—Portfolio of Investments

2015 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2014

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 101.1%
Funds and Investment Trusts – 101.1%(a)
AllianceBernstein Pooling Portfolio – Bond Inflation Protection Portfolio	1,629,668	$16,704,093
AllianceBernstein Pooling Portfolio – Global Core Bond Portfolio	1,622,330	17,066,916
AllianceBernstein Pooling Portfolio – High-Yield Portfolio	795,992	8,676,313
AllianceBernstein Pooling Portfolio – International Growth Portfolio	929,396	8,829,261
AllianceBernstein Pooling Portfolio – International Value Portfolio	1,065,138	8,861,946
AllianceBernstein Pooling Portfolio – Multi-Asset Real Return Portfolio	1,385,321	12,384,773
AllianceBernstein Pooling Portfolio – Small-Mid Cap Growth Portfolio	205,290	2,578,439
AllianceBernstein Pooling Portfolio – Small-Mid Cap Value Portfolio	181,497	2,591,775
AllianceBernstein Pooling Portfolio – U.S. Large Cap Growth Portfolio	637,321	10,694,248
AllianceBernstein Pooling Portfolio – U.S. Value Portfolio	796,842	10,725,490
AllianceBernstein Pooling Portfolio – Volatility Management Portfolio	1,978,666	24,792,689

Total Investments – 101.1% (cost $90,730,683)		123,905,943
Other assets less liabilities – (1.1)%		(1,365,375)

Net Assets – 100.0%		$122,540,568

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

See notes to financial statements.

96	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2015 Retirement Strategy—Portfolio of Investments

2020 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2014

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.9%
Funds and Investment Trusts – 100.9%(a)
AllianceBernstein Pooling Portfolio – Bond Inflation Protection Portfolio	1,639,242	$16,802,231
AllianceBernstein Pooling Portfolio – Global Core Bond Portfolio	2,222,074	23,376,221
AllianceBernstein Pooling Portfolio – High-Yield Portfolio	1,270,994	13,853,830
AllianceBernstein Pooling Portfolio – International Growth Portfolio	1,804,653	17,144,202
AllianceBernstein Pooling Portfolio – International Value Portfolio	2,076,568	17,277,042
AllianceBernstein Pooling Portfolio – Multi-Asset Real Return Portfolio	2,213,321	19,787,089
AllianceBernstein Pooling Portfolio – Small-Mid Cap Growth Portfolio	457,939	5,751,709
AllianceBernstein Pooling Portfolio – Small-Mid Cap Value Portfolio	402,983	5,754,594
AllianceBernstein Pooling Portfolio – U.S. Large Cap Growth Portfolio	1,180,810	19,814,000
AllianceBernstein Pooling Portfolio – U.S. Value Portfolio	1,475,897	19,865,582
AllianceBernstein Pooling Portfolio – Volatility Management Portfolio	3,193,107	40,009,638

Total Investments – 100.9% (cost $145,647,224)		199,436,138
Other assets less liabilities – (0.9)%		(1,700,894)

Net Assets – 100.0%		$197,735,244

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	97

2020 Retirement Strategy—Portfolio of Investments

2025 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2014

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.7%
Funds and Investment Trusts – 100.7%(a)
AllianceBernstein Pooling Portfolio – Bond Inflation Protection Portfolio	686,120	$7,032,722
AllianceBernstein Pooling Portfolio – Global Core Bond Portfolio	1,824,438	19,193,088
AllianceBernstein Pooling Portfolio – High-Yield Portfolio	1,269,880	13,841,695
AllianceBernstein Pooling Portfolio – International Growth Portfolio	2,068,980	19,655,307
AllianceBernstein Pooling Portfolio – International Value Portfolio	2,378,371	19,788,051
AllianceBernstein Pooling Portfolio – Multi-Asset Real Return Portfolio	2,174,800	19,442,709
AllianceBernstein Pooling Portfolio – Small-Mid Cap Growth Portfolio	570,962	7,171,278
AllianceBernstein Pooling Portfolio – Small-Mid Cap Value Portfolio	501,862	7,166,584
AllianceBernstein Pooling Portfolio – U.S. Large Cap Growth Portfolio	1,362,020	22,854,703
AllianceBernstein Pooling Portfolio – U.S. Value Portfolio	1,696,225	22,831,196
AllianceBernstein Pooling Portfolio – Volatility Management Portfolio	3,130,162	39,220,935

Total Investments – 100.7% (cost $142,894,593)		198,198,268
Other assets less liabilities – (0.7)%		(1,283,907)

Net Assets – 100.0%		$196,914,361

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

See notes to financial statements.

98	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2025 Retirement Strategy—Portfolio of Investments

2030 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2014

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.3%
Funds and Investment Trusts – 100.3%(a)
AllianceBernstein Pooling Portfolio – Global Core Bond Portfolio	1,072,228	$11,279,842
AllianceBernstein Pooling Portfolio – High-Yield Portfolio	1,032,852	11,258,082
AllianceBernstein Pooling Portfolio – International Growth Portfolio	2,133,113	20,264,572
AllianceBernstein Pooling Portfolio – International Value Portfolio	2,439,652	20,297,905
AllianceBernstein Pooling Portfolio – Multi-Asset Real Return Portfolio	1,552,308	13,877,629
AllianceBernstein Pooling Portfolio – Small-Mid Cap Growth Portfolio	579,185	7,274,564
AllianceBernstein Pooling Portfolio – Small-Mid Cap Value Portfolio	510,764	7,293,714
AllianceBernstein Pooling Portfolio – U.S. Large Cap Growth Portfolio	1,391,984	23,357,492
AllianceBernstein Pooling Portfolio – U.S. Value Portfolio	1,741,089	23,435,062
AllianceBernstein Pooling Portfolio – Volatility Management Portfolio	2,263,390	28,360,275

Total Investments – 100.3% (cost $114,806,178)		166,699,137
Other assets less liabilities – (0.3)%		(500,098)

Net Assets – 100.0%		$166,199,039

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	99

2030 Retirement Strategy—Portfolio of Investments

2035 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2014

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.7%
Funds and Investment Trusts – 100.7%(a)
AllianceBernstein Pooling Portfolio – Global Core Bond Portfolio	635,745	$6,688,042
AllianceBernstein Pooling Portfolio – High-Yield Portfolio	551,649	6,012,971
AllianceBernstein Pooling Portfolio – International Growth Portfolio	2,003,064	19,029,108
AllianceBernstein Pooling Portfolio – International Value Portfolio	2,299,301	19,130,181
AllianceBernstein Pooling Portfolio – Multi-Asset Real Return Portfolio	1,019,400	9,113,431
AllianceBernstein Pooling Portfolio – Small-Mid Cap Growth Portfolio	551,414	6,925,759
AllianceBernstein Pooling Portfolio – Small-Mid Cap Value Portfolio	483,368	6,902,501
AllianceBernstein Pooling Portfolio – U.S. Large Cap Growth Portfolio	1,320,851	22,163,887
AllianceBernstein Pooling Portfolio – U.S. Value Portfolio	1,663,504	22,390,758
AllianceBernstein Pooling Portfolio – Volatility Management Portfolio	1,317,221	16,504,779

Total Investments – 100.7% (cost $93,122,532)		134,861,417
Other assets less liabilities – (0.7)%		(990,357)

Net Assets – 100.0%		$133,871,060

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

See notes to financial statements.

100	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2035 Retirement Strategy—Portfolio of Investments

2040 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2014

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.9%
Funds and Investment Trusts – 100.9%(a)
AllianceBernstein Pooling Portfolio – Global Core Bond Portfolio	549,612	$5,781,918
AllianceBernstein Pooling Portfolio – International Growth Portfolio	1,963,676	18,654,919
AllianceBernstein Pooling Portfolio – International Value Portfolio	2,255,097	18,762,410
AllianceBernstein Pooling Portfolio – Multi-Asset Real Return Portfolio	645,309	5,769,061
AllianceBernstein Pooling Portfolio – Small-Mid Cap Growth Portfolio	540,331	6,786,562
AllianceBernstein Pooling Portfolio – Small-Mid Cap Value Portfolio	476,892	6,810,012
AllianceBernstein Pooling Portfolio – U.S. Large Cap Growth Portfolio	1,278,761	21,457,607
AllianceBernstein Pooling Portfolio – U.S. Value Portfolio	1,602,518	21,569,894
AllianceBernstein Pooling Portfolio – Volatility Management Portfolio	886,542	11,108,372

Total Investments – 100.9% (cost $78,566,083)		116,700,755
Other assets less liabilities – (0.9)%		(1,083,999)

Net Assets – 100.0%		$115,616,756

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	101

2040 Retirement Strategy—Portfolio of Investments

2045 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2014

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.9%
Funds and Investment Trusts – 100.9%(a)
AllianceBernstein Pooling Portfolio – Global Core Bond Portfolio	421,584	$4,435,066
AllianceBernstein Pooling Portfolio – International Growth Portfolio	1,609,576	15,290,974
AllianceBernstein Pooling Portfolio – International Value Portfolio	1,843,411	15,337,177
AllianceBernstein Pooling Portfolio – Multi-Asset Real Return Portfolio	494,987	4,425,179
AllianceBernstein Pooling Portfolio – Small-Mid Cap Growth Portfolio	441,467	5,544,828
AllianceBernstein Pooling Portfolio – Small-Mid Cap Value Portfolio	385,388	5,503,343
AllianceBernstein Pooling Portfolio – U.S. Large Cap Growth Portfolio	1,053,320	17,674,711
AllianceBernstein Pooling Portfolio – U.S. Value Portfolio	1,325,951	17,847,304
AllianceBernstein Pooling Portfolio – Volatility Management Portfolio	321,079	4,023,120

Total Investments – 100.9% (cost $61,099,597)		90,081,702
Other assets less liabilities – (0.9)%		(821,702)

Net Assets – 100.0%		$89,260,000

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

See notes to financial statements.

102	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2045 Retirement Strategy—Portfolio of Investments

2050 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2014

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.5%
Funds and Investment Trusts – 100.5%(a)
AllianceBernstein Pooling Portfolio – Global Core Bond Portfolio	107,568	$1,131,618
AllianceBernstein Pooling Portfolio – International Growth Portfolio	429,490	4,080,158
AllianceBernstein Pooling Portfolio – International Value Portfolio	489,892	4,075,901
AllianceBernstein Pooling Portfolio – Multi-Asset Real Return Portfolio	126,720	1,132,878
AllianceBernstein Pooling Portfolio – Small-Mid Cap Growth Portfolio	117,798	1,479,545
AllianceBernstein Pooling Portfolio – Small-Mid Cap Value Portfolio	103,555	1,478,759
AllianceBernstein Pooling Portfolio – U.S. Large Cap Growth Portfolio	277,305	4,653,170
AllianceBernstein Pooling Portfolio – U.S. Value Portfolio	346,373	4,662,180

Total Investments – 100.5% (cost $16,469,881)		22,694,209
Other assets less liabilities – (0.5)%		(116,211)

Net Assets – 100.0%		$22,577,998

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	103

2050 Retirement Strategy—Portfolio of Investments

2055 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2014

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.4%
Funds and Investment Trusts – 100.4%(a)
AllianceBernstein Pooling Portfolio – Global Core Bond Portfolio	53,656	$564,460
AllianceBernstein Pooling Portfolio – International Growth Portfolio	214,498	2,037,735
AllianceBernstein Pooling Portfolio – International Value Portfolio	244,664	2,035,607
AllianceBernstein Pooling Portfolio – Multi-Asset Real Return Portfolio	63,209	565,090
AllianceBernstein Pooling Portfolio – Small-Mid Cap Growth Portfolio	58,952	740,431
AllianceBernstein Pooling Portfolio – Small-Mid Cap Value Portfolio	51,668	737,822
AllianceBernstein Pooling Portfolio – U.S. Large Cap Growth Portfolio	138,501	2,324,050
AllianceBernstein Pooling Portfolio – U.S. Value Portfolio	173,424	2,334,282

Total Investments – 100.4% (cost $9,409,516)		11,339,477
Other assets less liabilities – (0.4)%		(40,891)

Net Assets – 100.0%		$11,298,586

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

See notes to financial statements.

104	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2055 Retirement Strategy—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2014

2000 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $6,535,815)	$7,565,135
Receivable due from Adviser	18,505
Receivable for capital stock sold	13,206

Total assets	7,596,846

Liabilities
Audit and tax fee payable	31,467
Payable for capital stock redeemed	13,123
Legal fee payable	10,886
Custody fee payable	10,717
Payable for investments purchased	3,446
Transfer Agent fee payable	2,767
Distribution fee payable	2,197
Accrued expenses	7,589

Total liabilities	82,192

Net Assets	$7,514,654

Composition of Net Assets
Capital stock, at par	$657
Additional paid-in capital	6,107,623
Undistributed net investment income	233,156
Accumulated net realized gain on investment transactions	143,898
Net unrealized appreciation on investments	1,029,320

$7,514,654

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$984,833	83,663	$11.77	*

B	$36,847	3,192	$11.54

C	$550,554	47,866	$11.50

Advisor	$10,167	859	$11.84

R	$921,832	80,428	$11.46

K	$4,900,746	431,321	$11.36

I	$109,675	9,679	$11.33

*	The maximum offering price per share for Class A shares was $12.29 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	105

Statement of Assets & Liabilities

2005 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $9,185,340)	$11,501,922
Receivable for capital stock sold	106,832
Receivable due from Adviser	16,338

Total assets	11,625,092

Liabilities
Audit and tax fee payable	30,093
Legal fee payable	10,886
Custody fee payable	10,717
Payable for investments purchased	3,442
Distribution fee payable	2,952
Transfer Agent fee payable	2,683
Payable for capital stock redeemed	141
Accrued expenses	7,762

Total liabilities	68,676

Net Assets	$11,556,416

Composition of Net Assets
Capital stock, at par	$1,004
Additional paid-in capital	14,921,843
Undistributed net investment income	46,371
Accumulated net realized loss on investment transactions	(5,729,384)
Net unrealized appreciation on investments	2,316,582

$11,556,416

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$4,034,872	348,866	$11.57	*

B	$133,316	11,632	$11.46

C	$285,533	24,968	$11.44

Advisor	$280,022	24,165	$11.59

R	$458,596	39,228	$11.69

K	$5,941,350	517,965	$11.47

I	$422,727	36,858	$11.47

*	The maximum offering price per share for Class A shares was $12.08 which reflects a sales charge of 4.25%.

See notes to financial statements.

106	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2010 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $43,910,753)	$56,552,631
Receivable for capital stock sold	45,216
Receivable for investments sold	26,361

Total assets	56,624,208

Liabilities
Payable for capital stock redeemed	135,706
Audit and tax fee payable	28,414
Transfer Agent out of pocket fee payable	16,984
Distribution fee payable	12,177
Legal fee payable	10,871
Custody fee payable	10,717
Advisory fee payable	6,691
Transfer Agent fee payable	2,601
Accrued expenses	6,888

Total liabilities	231,049

Net Assets	$56,393,159

Composition of Net Assets
Capital stock, at par	$4,782
Additional paid-in capital	67,835,422
Undistributed net investment income	172,407
Accumulated net realized loss on investment transactions	(24,261,330)
Net unrealized appreciation on investments	12,641,878

$56,393,159

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$10,186,265	864,005	$11.79	*

B	$225,282	19,283	$11.68

C	$2,255,352	194,017	$11.62

Advisor	$12,976,358	1,099,352	$11.80

R	$6,021,951	510,596	$11.79

K	$24,151,289	2,046,028	$11.80

I	$576,662	48,983	$11.77

*	The maximum offering price per share for Class A shares was $12.31 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	107

Statement of Assets & Liabilities

2015 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $90,730,683)	$123,905,943
Receivable for investments sold	110,480
Receivable for capital stock sold	109,506

Total assets	124,125,929

Liabilities
Payable for capital stock redeemed	1,440,655
Distribution fee payable	32,705
Transfer Agent out of pocket fee payable	28,867
Audit and tax fee payable	28,414
Advisory fee payable	13,106
Administrative fee payable	8,267
Transfer Agent fee payable	5,643
Accrued expenses	27,704

Total liabilities	1,585,361

Net Assets	$122,540,568

Composition of Net Assets
Capital stock, at par	$10,057
Additional paid-in capital	120,326,986
Undistributed net investment income	259,763
Accumulated net realized loss on investment transactions	(31,231,498)
Net unrealized appreciation on investments	33,175,260

$122,540,568

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$30,423,899	2,505,754	$12.14	*

B	$1,087,962	90,260	$12.05

C	$4,941,402	412,503	$11.98

Advisor	$3,985,489	326,143	$12.22

R	$15,730,518	1,289,319	$12.20

K	$61,144,822	5,003,383	$12.22

I	$5,226,476	429,401	$12.17

*	The maximum offering price per share for Class A shares was $12.68 which reflects a sales charge of 4.25%.

See notes to financial statements.

108	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2020 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $145,647,224)	$199,436,138
Receivable for capital stock sold	595,574
Receivable for investments sold	159,801

Total assets	200,191,513

Liabilities
Payable for capital stock redeemed	2,234,407
Advisory fee payable	51,208
Distribution fee payable	49,303
Transfer Agent fee payable	8,644
Administrative fee payable	8,267
Accrued expenses	104,440

Total liabilities	2,456,269

Net Assets	$197,735,244

Composition of Net Assets
Capital stock, at par	$16,143
Additional paid-in capital	184,114,513
Undistributed net investment income	354,178
Accumulated net realized loss on investment transactions	(40,538,504)
Net unrealized appreciation on investments	53,788,914

$197,735,244

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$43,233,229	3,538,855	$12.22	*

B	$1,212,696	100,417	$12.08

C	$6,533,601	540,897	$12.08

Advisor	$5,724,961	466,246	$12.28

R	$26,117,581	2,134,081	$12.24

K	$99,738,533	8,123,106	$12.28

I	$15,174,643	1,239,016	$12.25

*	The maximum offering price per share for Class A shares was $12.76 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	109

Statement of Assets & Liabilities

2025 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $142,894,593)	$198,198,268
Receivable for capital stock sold	135,055
Receivable for investments sold	115,962

Total assets	198,449,285

Liabilities
Payable for capital stock redeemed	1,278,045
Advisory fee payable	75,969
Transfer Agent out of pocket fee payable	53,739
Distribution fee payable	50,760
Audit and tax fee payable	28,414
Transfer Agent fee payable	8,858
Administrative fee payable	8,267
Accrued expenses	30,872

Total liabilities	1,534,924

Net Assets	$196,914,361

Composition of Net Assets
Capital stock, at par	$15,565
Additional paid-in capital	178,089,559
Undistributed net investment income	154,913
Accumulated net realized loss on investment transactions	(36,649,351)
Net unrealized appreciation on investments	55,303,675

$196,914,361

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$42,050,144	3,328,879	$12.63	*

B	$1,225,811	98,577	$12.44

C	$5,555,608	447,281	$12.42

Advisor	$4,538,596	357,851	$12.68

R	$24,526,323	1,935,507	$12.67

K	$112,791,548	8,904,712	$12.67

I	$6,226,331	491,715	$12.66

*	The maximum offering price per share for Class A shares was $13.19 which reflects a sales charge of 4.25%.

See notes to financial statements.

110	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2030 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $114,806,178)	$166,699,137
Receivable for capital stock sold	162,450

Total assets	166,861,587

Liabilities
Payable for capital stock redeemed	408,823
Payable for investments purchased	56,554
Distribution fee payable	44,129
Transfer Agent out of pocket fee payable	44,035
Advisory fee payable	34,044
Administrative fee payable	9,198
Transfer Agent fee payable	7,786
Accrued expenses	57,979

Total liabilities	662,548

Net Assets	$166,199,039

Composition of Net Assets
Capital stock, at par	$12,912
Additional paid-in capital	134,951,746
Undistributed net investment income	56,174
Accumulated net realized loss on investment transactions	(20,714,752)
Net unrealized appreciation on investments	51,892,959

$166,199,039

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$40,421,517	3,142,576	$12.86	*

B	$1,026,910	80,653	$12.73

C	$5,808,595	456,421	$12.73

Advisor	$4,700,374	364,133	$12.91

R	$25,217,938	1,955,600	$12.90

K	$83,821,779	6,507,749	$12.88

I	$5,201,926	405,181	$12.84

*	The maximum offering price per share for Class A shares was $13.43 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	111

Statement of Assets & Liabilities

2035 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $93,122,532)	$134,861,417
Receivable for capital stock sold	123,720

Total assets	134,985,137

Liabilities
Payable for capital stock redeemed	913,554
Payable for investments purchased	35,974
Distribution fee payable	32,821
Advisory fee payable	21,700
Administrative fee payable	9,198
Transfer Agent fee payable	5,965
Accrued expenses	94,865

Total liabilities	1,114,077

Net Assets	$133,871,060

Composition of Net Assets
Capital stock, at par	$10,221
Additional paid-in capital	104,189,001
Undistributed net investment income	609,682
Accumulated net realized loss on investment transactions	(12,676,729)
Net unrealized appreciation on investments	41,738,885

$133,871,060

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$30,641,031	2,335,220	$13.12	*

B	$693,290	53,215	$13.03

C	$3,646,428	280,595	$13.00

Advisor	$5,528,955	420,493	$13.15

R	$15,052,527	1,151,109	$13.08

K	$72,657,778	5,548,531	$13.09

I	$5,651,051	432,166	$13.08

*	The maximum offering price per share for Class A shares was $13.70 which reflects a sales charge of 4.25%.

See notes to financial statements.

112	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2040 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $78,566,083)	$116,700,755
Receivable for capital stock sold	122,714

Total assets	116,823,469

Liabilities
Payable for capital stock redeemed	1,005,646
Payable for investments purchased	41,630
Distribution fee payable	29,232
Advisory fee payable	24,902
Administrative fee payable	9,198
Transfer Agent fee payable	5,614
Accrued expenses	90,491

Total liabilities	1,206,713

Net Assets	$115,616,756

Composition of Net Assets
Capital stock, at par	$8,514
Additional paid-in capital	80,657,271
Undistributed net investment income	372,087
Accumulated net realized loss on investment transactions	(3,555,788)
Net unrealized appreciation on investments	38,134,672

$115,616,756

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$26,728,883	1,961,752	$13.63	*

B	$669,279	49,517	$13.52

C	$3,304,518	244,469	$13.52

Advisor	$6,358,425	464,937	$13.68

R	$16,847,631	1,241,004	$13.58

K	$57,122,919	4,214,252	$13.55

I	$4,585,101	338,521	$13.54

*	The maximum offering price per share for Class A shares was $14.23 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	113

Statement of Assets & Liabilities

2045 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $61,099,597)	$90,081,702
Receivable for capital stock sold	124,515

Total assets	90,206,217

Liabilities
Payable for capital stock redeemed	773,834
Payable for investments purchased	38,070
Distribution fee payable	20,772
Advisory fee payable	18,644
Administrative fee payable	9,198
Transfer Agent fee payable	4,297
Accrued expenses	81,402

Total liabilities	946,217

Net Assets	$89,260,000

Composition of Net Assets
Capital stock, at par	$6,679
Additional paid-in capital	61,107,277
Accumulated net realized loss on investment transactions	(836,061)
Net unrealized appreciation on investments	28,982,105

$89,260,000

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$21,195,996	1,577,203	$13.44	*

B	$338,491	25,499	$13.27

C	$2,806,212	211,919	$13.24

Advisor	$12,612,537	936,110	$13.47

R	$12,573,320	943,397	$13.33

K	$36,010,800	2,704,998	$13.31

I	$3,722,644	280,264	$13.28

*	The maximum offering price per share for Class A shares was $14.04 which reflects a sales charge of 4.25%.

See notes to financial statements.

114	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2050 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $16,469,881)	$22,694,209
Receivable for capital stock sold	97,260
Receivable due from Adviser	10,693

Total assets	22,802,162

Liabilities
Payable for capital stock redeemed	81,134
Payable for investments purchased	71,562
Audit and tax fee payable	28,414
Distribution fee payable	5,224
Transfer Agent fee payable	2,476
Accrued expenses	35,354

Total liabilities	224,164

Net Assets	$22,577,998

Composition of Net Assets
Capital stock, at par	$2,241
Additional paid-in capital	14,139,201
Accumulated net realized gain on investment transactions	2,212,228
Net unrealized appreciation on investments	6,224,328

$22,577,998

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$4,310,892	422,846	$10.19	*

B	$42,747	4,229	$10.11

C	$410,551	40,613	$10.11

Advisor	$207,150	19,979	$10.37

R	$3,223,303	320,075	$10.07

K	$11,581,446	1,153,800	$10.04

I	$2,801,909	279,396	$10.03

*	The maximum offering price per share for Class A shares was $10.64 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	115

Statement of Assets & Liabilities

2055 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $9,409,516)	$11,339,477
Receivable for capital stock sold	45,864
Receivable due from Adviser	14,974

Total assets	11,400,315

Liabilities
Audit and tax fee payable	32,335
Payable for investments purchased	26,911
Legal fee payable	10,871
Custody fee payable	10,717
Payable for capital stock redeemed	6,076
Transfer Agent fee payable	2,794
Distribution fee payable	2,759
Accrued expenses	9,266

Total liabilities	101,729

Net Assets	$11,298,586

Composition of Net Assets
Capital stock, at par	$1,098
Additional paid-in capital	8,326,755
Undistributed net investment income	15,393
Accumulated net realized gain on investment transactions	1,025,379
Net unrealized appreciation on investments	1,929,961

$11,298,586

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,657,756	152,168	$10.89	*

B	$45,300	4,303	$10.53

C	$538,843	51,382	$10.49

Advisor	$24,000	2,152	$11.15

R	$1,211,221	118,775	$10.20

K	$6,633,895	652,336	$10.17

I	$1,187,571	116,768	$10.17

*	The maximum offering price per share for Class A shares was $11.37 which reflects a sales charge of 4.25%.

See notes to financial statements.

116	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2014

	2000 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$317,931

Expenses
Advisory fee (see Note B)	$55,313
Distribution fee – Class A	3,711
Distribution fee – Class B	1,089
Distribution fee – Class C	5,169
Distribution fee – Class R	5,182
Distribution fee – Class K	13,361
Transfer agency – Class A	11,917
Transfer agency – Class B	1,066
Transfer agency – Class C	5,171
Transfer agency – Advisor Class	106
Transfer agency – Class R	2,558
Transfer agency – Class K	10,848
Transfer agency – Class I	2,217
Registration fees	69,734
Custodian	64,064
Administrative	52,350
Audit and tax	31,469
Legal	26,302
Printing	6,160
Directors’ fees	4,914
Miscellaneous	7,172

Total expenses	379,873
Less: expenses waived and reimbursed by the Adviser (see Note B)	(299,065)

Net expenses		80,808

Net investment income		237,123

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		444,061
Net realized gain distributions from affiliated Underlying Portfolios		165,868
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		87,052

Net gain on investment transactions		696,981

Net Increase in Net Assets from Operations		$934,104

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	117

Statement of Operations

	2005 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$521,422

Expenses
Advisory fee (see Note B)	$79,840
Distribution fee – Class A	13,092
Distribution fee – Class B	2,307
Distribution fee – Class C	2,674
Distribution fee – Class R	3,028
Distribution fee – Class K	19,610
Transfer agency – Class A	16,284
Transfer agency – Class B	883
Transfer agency – Class C	1,078
Transfer agency – Advisor Class	836
Transfer agency – Class R	1,575
Transfer agency – Class K	15,688
Transfer agency – Class I	1,181
Registration fees	71,218
Custodian	64,064
Administrative	52,350
Audit and tax	30,095
Legal	26,302
Printing	6,161
Directors’ fees	4,914
Miscellaneous	7,164

Total expenses	420,344
Less: expenses waived and reimbursed by the Adviser (see Note B)	(295,438)

Net expenses		124,906

Net investment income		396,516

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		1,326,724
Net realized gain distributions from affiliated Underlying Portfolios		290,709
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		(385,331)

Net gain on investment transactions		1,232,102

Net Increase in Net Assets from Operations		$1,628,618

See notes to financial statements.

118	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2010 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$2,092,027

Expenses
Advisory fee (see Note B)	$313,606
Distribution fee – Class A	33,462
Distribution fee – Class B	3,136
Distribution fee – Class C	20,549
Distribution fee – Class R	31,690
Distribution fee – Class K	60,569
Transfer agency – Class A	16,651
Transfer agency – Class B	516
Transfer agency – Class C	3,136
Transfer agency – Advisor Class	15,622
Transfer agency – Class R	16,980
Transfer agency – Class K	50,367
Transfer agency – Class I	2,568
Registration fees	74,197
Custodian	64,064
Administrative	52,350
Audit and tax	28,416
Legal	25,517
Printing	11,786
Directors’ fees	4,914
Miscellaneous	7,969

Total expenses	838,065
Less: expenses waived and reimbursed by the Adviser (see Note B)	(346,543)

Net expenses		491,522

Net investment income		1,600,505

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		2,383,342
Net realized gain distributions from affiliated Underlying Portfolios		1,218,912
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		2,047,117

Net gain on investment transactions		5,649,371

Net Increase in Net Assets from Operations		$7,249,876

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	119

Statement of Operations

	2015 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$4,954,826

Expenses
Advisory fee (see Note B)	$768,767
Distribution fee – Class A	97,757
Distribution fee – Class B	11,491
Distribution fee – Class C	53,206
Distribution fee – Class R	81,455
Distribution fee – Class K	151,519
Transfer agency – Class A	38,032
Transfer agency – Class B	1,502
Transfer agency – Class C	6,413
Transfer agency – Advisor Class	4,258
Transfer agency – Class R	42,357
Transfer agency – Class K	121,215
Transfer agency – Class I	1,677
Registration fees	78,227
Custodian	64,300
Administrative	51,053
Audit and tax	31,716
Legal	25,517
Printing	23,964
Directors’ fees	4,914
Miscellaneous	11,653

Total expenses	1,670,993
Less: expenses waived and reimbursed by the Adviser (see Note B)	(468,360)

Net expenses		1,202,633

Net investment income		3,752,193

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		6,511,790
Net realized gain distributions from affiliated Underlying Portfolios		3,087,802
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		4,972,544

Net gain on investment transactions		14,572,136

Net Increase in Net Assets from Operations		$18,324,329

See notes to financial statements.

120	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2020 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$8,200,118

Expenses
Advisory fee (see Note B)	$1,251,877
Distribution fee – Class A	137,356
Distribution fee – Class B	14,665
Distribution fee – Class C	64,166
Distribution fee – Class R	130,191
Distribution fee – Class K	242,737
Transfer agency – Class A	45,519
Transfer agency – Class B	1,747
Transfer agency – Class C	6,707
Transfer agency – Advisor Class	5,197
Transfer agency – Class R	67,700
Transfer agency – Class K	194,189
Transfer agency – Class I	21,904
Registration fees	79,563
Custodian	64,300
Administrative	51,054
Audit and tax	31,716
Printing	31,443
Legal	25,517
Directors’ fees	4,914
Miscellaneous	13,757

Total expenses	2,486,219
Less: expenses waived and reimbursed by the Adviser (see Note B)	(499,175)

Net expenses		1,987,044

Net investment income		6,213,074

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		11,335,799
Net realized gain distributions from affiliated Underlying Portfolios		5,471,657
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		8,799,752

Net gain on investment transactions		25,607,208

Net Increase in Net Assets from Operations		$31,820,282

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	121

Statement of Operations

	2025 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$7,761,683

Expenses
Advisory fee (see Note B)	$1,202,015
Distribution fee – Class A	133,430
Distribution fee – Class B	12,831
Distribution fee – Class C	52,106
Distribution fee – Class R	125,955
Distribution fee – Class K	264,931
Transfer agency – Class A	45,721
Transfer agency – Class B	1,499
Transfer agency – Class C	5,445
Transfer agency – Advisor Class	3,906
Transfer agency – Class R	65,496
Transfer agency – Class K	211,945
Transfer agency – Class I	16,929
Registration fees	79,197
Custodian	64,300
Administrative	51,054
Printing	33,416
Audit and tax	31,716
Legal	25,517
Directors’ fees	4,914
Miscellaneous	13,681

Total expenses	2,446,004
Less: expenses waived and reimbursed by the Adviser (see Note B)	(474,433)

Net expenses		1,971,571

Net investment income		5,790,112

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		8,780,292
Net realized gain distributions from affiliated Underlying Portfolios		5,554,669
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		11,985,110

Net gain on investment transactions		26,320,071

Net Increase in Net Assets from Operations		$32,110,183

See notes to financial statements.

122	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2030 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$6,673,777

Expenses
Advisory fee (see Note B)	$1,134,455
Distribution fee – Class A	131,280
Distribution fee – Class B	10,909
Distribution fee – Class C	56,809
Distribution fee – Class R	133,073
Distribution fee – Class K	198,314
Transfer agency – Class A	54,378
Transfer agency – Class B	1,545
Transfer agency – Class C	7,336
Transfer agency – Advisor Class	5,231
Transfer agency – Class R	69,198
Transfer agency – Class K	158,651
Transfer agency – Class I	16,541
Registration fees	75,564
Custodian	64,300
Administrative	49,591
Printing	31,935
Audit and tax	31,716
Legal	25,517
Directors’ fees	4,914
Miscellaneous	13,046

Total expenses	2,274,303
Less: expenses waived and reimbursed by the Adviser (see Note B)	(504,744)

Net expenses		1,769,559

Net investment income		4,904,218

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		10,844,523
Net realized gain distributions from affiliated Underlying Portfolios		5,386,096
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		8,983,451

Net gain on investment transactions		25,214,070

Net Increase in Net Assets from Operations		$30,118,288

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	123

Statement of Operations

	2035 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$4,944,123

Expenses
Advisory fee (see Note B)	$906,885
Distribution fee – Class A	91,852
Distribution fee – Class B	7,644
Distribution fee – Class C	36,479
Distribution fee – Class R	78,786
Distribution fee – Class K	173,021
Transfer agency – Class A	38,942
Transfer agency – Class B	1,117
Transfer agency – Class C	4,846
Transfer agency – Advisor Class	6,183
Transfer agency – Class R	40,969
Transfer agency – Class K	138,416
Transfer agency – Class I	17,505
Registration fees	73,916
Custodian	64,300
Administrative	49,592
Audit and tax	31,716
Printing	27,861
Legal	25,517
Directors’ fees	4,914
Miscellaneous	12,883

Total expenses	1,833,344
Less: expenses waived and reimbursed by the Adviser (see Note B)	(454,964)

Net expenses		1,378,380

Net investment income		3,565,743

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		8,511,531
Net realized gain distributions from affiliated Underlying Portfolios		4,743,985
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		8,058,187

Net gain on investment transactions		21,313,703

Net Increase in Net Assets from Operations		$24,879,446

See notes to financial statements.

124	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2040 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$4,088,926

Expenses
Advisory fee (see Note B)	$800,719
Distribution fee – Class A	87,217
Distribution fee – Class B	8,359
Distribution fee – Class C	33,585
Distribution fee – Class R	87,615
Distribution fee – Class K	132,191
Transfer agency – Class A	47,660
Transfer agency – Class B	1,523
Transfer agency – Class C	5,720
Transfer agency – Advisor Class	9,410
Transfer agency – Class R	45,560
Transfer agency – Class K	105,752
Transfer agency – Class I	16,359
Registration fees	72,945
Custodian	64,300
Administrative	49,591
Audit and tax	31,716
Printing	28,664
Legal	25,516
Directors’ fees	4,914
Miscellaneous	12,352

Total expenses	1,671,668
Less: expenses waived and reimbursed by the Adviser (see Note B)	(435,751)

Net expenses		1,235,917

Net investment income		2,853,009

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		9,586,771
Net realized gain distributions from affiliated Underlying Portfolios		4,611,109
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		5,566,530

Net gain on investment transactions		19,764,410

Net Increase in Net Assets from Operations		$22,617,419

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	125

Statement of Operations

	2045 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$2,770,233

Expenses
Advisory fee (see Note B)	$591,119
Distribution fee – Class A	64,037
Distribution fee – Class B	3,668
Distribution fee – Class C	26,834
Distribution fee – Class R	63,681
Distribution fee – Class K	82,928
Transfer agency – Class A	36,385
Transfer agency – Class B	767
Transfer agency – Class C	4,816
Transfer agency – Advisor Class	18,720
Transfer agency – Class R	33,114
Transfer agency – Class K	66,343
Transfer agency – Class I	11,419
Registration fees	68,621
Custodian	64,300
Administrative	49,591
Audit and tax	31,716
Printing	26,652
Legal	25,517
Directors’ fees	4,914
Miscellaneous	11,760

Total expenses	1,286,902
Less: expenses waived and reimbursed by the Adviser (see Note B)	(390,975)

Net expenses		895,927

Net investment income		1,874,306

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		5,170,768
Net realized gain distributions from affiliated Underlying Portfolios		3,326,998
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		6,253,908

Net gain on investment transactions		14,751,674

Net Increase in Net Assets from Operations		$16,625,980

See notes to financial statements.

126	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2050 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$784,643

Expenses
Advisory fee (see Note B)	$167,785
Distribution fee – Class A	12,976
Distribution fee – Class B	405
Distribution fee – Class C	4,685
Distribution fee – Class R	14,766
Distribution fee – Class K	26,460
Transfer agency – Class A	16,807
Transfer agency – Class B	194
Transfer agency – Class C	1,973
Transfer agency – Advisor Class	646
Transfer agency – Class R	7,678
Transfer agency – Class K	21,168
Transfer agency – Class I	7,610
Registration fees	70,142
Custodian	64,064
Administrative	51,200
Audit and tax	28,416
Legal	25,516
Printing	11,478
Directors’ fees	4,914
Miscellaneous	7,569

Total expenses	546,452
Less: expenses waived and reimbursed by the Adviser (see Note B)	(301,306)

Net expenses		245,146

Net investment income		539,497

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		2,574,531
Net realized gain distributions from affiliated Underlying Portfolios		1,019,187
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		672,863

Net gain on investment transactions		4,266,581

Net Increase in Net Assets from Operations		$4,806,078

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	127

Statement of Operations

	2055 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$321,756

Expenses
Advisory fee (see Note B)	$71,326
Distribution fee – Class A	6,060
Distribution fee – Class B	451
Distribution fee – Class C	4,548
Distribution fee – Class R	5,441
Distribution fee – Class K	11,678
Transfer agency – Class A	15,219
Transfer agency – Class B	373
Transfer agency – Class C	3,558
Transfer agency – Advisor Class	172
Transfer agency – Class R	2,561
Transfer agency – Class K	9,342
Transfer agency – Class I	3,206
Registration fees	69,684
Custodian	64,064
Administrative	51,200
Audit and tax	32,337
Legal	26,287
Printing	9,453
Directors’ fees	4,914
Miscellaneous	7,056

Total expenses	398,930
Less: expenses waived and reimbursed by the Adviser (see Note B)	(291,745)

Net expenses		107,185

Net investment income		214,571

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		920,333
Net realized gain distributions from affiliated Underlying Portfolios		410,461
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		415,679

Net gain on investment transactions		1,746,473

Net Increase in Net Assets from Operations		$1,961,044

See notes to financial statements.

128	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	2000 Retirement Strategy
	Year Ended August 31, 2014		Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$237,123		$312,069
Net realized gain on sale of affiliated Underlying Portfolio shares	444,061		489,317
Net realized gain distributions from affiliated Underlying Portfolios	165,868		144,371
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	87,052		(288,469)

Net increase in net assets from operations	934,104		657,288
Dividends and Distributions to Shareholders from
Net investment income
Class A	– 0	–	(38,872)
Class B	– 0	–	(3,167)
Class C	– 0	–	(8,089)
Advisor Class	– 0	–	(4,560)
Class R	(4,010)		(25,737)
Class K	(27,792)		(231,990)
Class I	(20,210)		(87,518)
Net realized gain on investment transactions
Class A	(18,489)		– 0	–
Class B	(2,348)		– 0	–
Class C	(7,497)		– 0	–
Advisor Class	(152)		– 0	–
Class R	(16,234)		– 0	–
Class K	(84,340)		– 0	–
Class I	(41,522)		– 0	–
Capital Stock Transactions
Net decrease	(4,379,625)		(11,769,997)

Total decrease	(3,668,115)		(11,512,642)
Net Assets
Beginning of period	11,182,769		22,695,411

End of period (including undistributed net investment income of $233,156 and $48,066, respectively)	$7,514,654		$11,182,769

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	129

Statement of Changes in Net Assets

2005 Retirement Strategy
Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$396,516	$381,724
Net realized gain on sale of affiliated Underlying Portfolio shares	1,326,724	820,432
Net realized gain distributions from affiliated Underlying Portfolios	290,709	191,267
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(385,331)	(320,368)

Net increase in net assets from operations	1,628,618	1,073,055
Dividends to Shareholders from
Net investment income
Class A	(98,281)	(114,250)
Class B	(4,694)	(5,559)
Class C	(3,071)	(4,803)
Advisor Class	(3,692)	(13,732)
Class R	– 0	–	(51,667)
Class K	(204,330)	(218,343)
Class I	(36,063)	(43,175)
Capital Stock Transactions
Net decrease	(7,074,128)	(5,979,703)

Total decrease	(5,795,641)	(5,358,177)
Net Assets
Beginning of period	17,352,057	22,710,234

End of period (including undistributed net investment income of $46,371 and $0, respectively)	$11,556,416	$17,352,057

See notes to financial statements.

130	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2010 Retirement Strategy
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,600,505	$1,517,911
Net realized gain on sale of affiliated Underlying Portfolio shares	2,383,342	5,461,991
Net realized gain distributions from affiliated Underlying Portfolios	1,218,912	819,996
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	2,047,117	(2,545,113)

Net increase in net assets from operations	7,249,876	5,254,785
Dividends to Shareholders from
Net investment income
Class A	(288,321)	(424,732)
Class B	(6,629)	(5,945)
Class C	(37,918)	(31,465)
Advisor Class	(294,007)	(175,736)
Class R	(147,706)	(173,402)
Class K	(649,475)	(774,474)
Class I	(91,377)	(117,039)
Capital Stock Transactions
Net decrease	(6,889,303)	(29,172,572)

Total decrease	(1,154,860)	(25,620,580)
Net Assets
Beginning of period	57,548,019	83,168,599

End of period (including undistributed net investment income of $172,407 and $87,339, respectively)	$56,393,159	$57,548,019

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	131

Statement of Changes in Net Assets

	2015 Retirement Strategy
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,752,193	$3,309,548
Net realized gain on sale of affiliated Underlying Portfolio shares	6,511,790	12,257,652
Net realized gain distributions from affiliated Underlying Portfolios	3,087,802	2,110,666
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	4,972,544	(2,928,470)

Net increase in net assets from operations	18,324,329	14,749,396
Dividends to Shareholders from
Net investment income
Class A	(968,447)	(1,036,003)
Class B	(23,536)	(22,559)
Class C	(109,299)	(94,018)
Advisor Class	(113,834)	(90,794)
Class R	(383,496)	(483,319)
Class K	(1,664,579)	(1,707,233)
Class I	(336,897)	(280,183)
Capital Stock Transactions
Net decrease	(21,646,699)	(79,300,779)

Total decrease	(6,922,458)	(68,265,492)
Net Assets
Beginning of period	129,463,026	197,728,518

End of period (including undistributed net investment income of $259,763 and $107,658, respectively)	$122,540,568	$129,463,026

See notes to financial statements.

132	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2020 Retirement Strategy
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase in Net Assets from Operations
Net investment income	$6,213,074	$4,423,990
Net realized gain on sale of affiliated Underlying Portfolio shares	11,335,799	12,474,563
Net realized gain distributions from affiliated Underlying Portfolios	5,471,657	3,546,751
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	8,799,752	4,884,997

Net increase in net assets from operations	31,820,282	25,330,301
Dividends to Shareholders from
Net investment income
Class A	(1,322,920)	(1,160,992)
Class B	(32,109)	(22,701)
Class C	(133,157)	(72,305)
Advisor Class	(161,312)	(116,706)
Class R	(595,083)	(606,622)
Class K	(2,717,413)	(2,155,052)
Class I	(1,054,598)	(720,211)
Capital Stock Transactions
Net decrease	(38,149,209)	(90,847,603)

Total decrease	(12,345,519)	(70,371,891)
Net Assets
Beginning of period	210,080,763	280,452,654

End of period (including undistributed net investment income of $354,178 and $157,696, respectively)	$197,735,244	$210,080,763

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	133

Statement of Changes in Net Assets

	2025 Retirement Strategy
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase in Net Assets from Operations
Net investment income	$5,790,112	$3,238,289
Net realized gain on sale of affiliated Underlying Portfolio shares	8,780,292	10,188,455
Net realized gain distributions from affiliated Underlying Portfolios	5,554,669	3,344,906
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	11,985,110	9,414,292

Net increase in net assets from operations	32,110,183	26,185,942
Dividends to Shareholders from
Net investment income
Class A	(1,266,557)	(904,070)
Class B	(29,397)	(13,063)
Class C	(110,644)	(51,427)
Advisor Class	(119,742)	(64,900)
Class R	(614,759)	(468,130)
Class K	(2,839,708)	(1,788,411)
Class I	(620,818)	(347,042)
Capital Stock Transactions
Net decrease	(19,884,183)	(75,039,154)

Total increase (decrease)	6,624,375	(52,490,255)
Net Assets
Beginning of period	190,289,986	242,780,241

End of period (including undistributed net investment income of $154,913 and distributions in excess of net investment income of ($33,574), respectively)	$196,914,361	$190,289,986

See notes to financial statements.

134	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2030 Retirement Strategy
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase in Net Assets from Operations
Net investment income	$4,904,218	$2,394,417
Net realized gain on sale of affiliated Underlying Portfolio shares	10,844,523	9,480,795
Net realized gain distributions from affiliated Underlying Portfolios	5,386,096	3,283,558
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	8,983,451	11,207,188

Net increase in net assets from operations	30,118,288	26,365,958
Dividends to Shareholders from
Net investment income
Class A	(1,198,869)	(727,764)
Class B	(19,360)	(6,894)
Class C	(88,476)	(42,985)
Advisor Class	(130,838)	(55,352)
Class R	(563,944)	(401,336)
Class K	(2,026,667)	(1,183,608)
Class I	(633,164)	(321,904)
Capital Stock Transactions
Net decrease	(33,283,123)	(60,334,595)

Total decrease	(7,826,153)	(36,708,480)
Net Assets
Beginning of period	174,025,192	210,733,672

End of period (including undistributed net investment income of $56,174 and distributions in excess of net investment income of ($186,726), respectively)	$166,199,039	$174,025,192

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	135

Statement of Changes in Net Assets

	2035 Retirement Strategy
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase in Net Assets from Operations
Net investment income	$3,565,743	$1,376,003
Net realized gain on sale of affiliated Underlying Portfolio shares	8,511,531	5,365,255
Net realized gain distributions from affiliated Underlying Portfolios	4,743,985	2,699,207
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	8,058,187	11,709,308

Net increase in net assets from operations	24,879,446	21,149,773
Dividends to Shareholders from
Net investment income
Class A	(706,504)	(320,464)
Class B	(9,047)	(2,476)
Class C	(40,768)	(19,260)
Advisor Class	(126,896)	(54,701)
Class R	(280,067)	(186,542)
Class K	(1,546,465)	(758,170)
Class I	(591,083)	(265,596)
Capital Stock Transactions
Net decrease	(22,690,904)	(36,923,450)

Total decrease	(1,112,288)	(17,380,886)
Net Assets
Beginning of period	134,983,348	152,364,234

End of period (including undistributed net investment income of $609,682 and $344,769, respectively)	$133,871,060	$134,983,348

See notes to financial statements.

136	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2040 Retirement Strategy
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase in Net Assets from Operations
Net investment income	$2,853,009	$903,728
Net realized gain on sale of affiliated Underlying Portfolio shares	9,586,771	4,935,556
Net realized gain distributions from affiliated Underlying Portfolios	4,611,109	2,539,851
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	5,566,530	10,939,846

Net increase in net assets from operations	22,617,419	19,318,981
Dividends to Shareholders from
Net investment income
Class A	(622,532)	(251,180)
Class B	(7,965)	(1,238)
Class C	(32,713)	(7,022)
Advisor Class	(136,228)	(52,113)
Class R	(251,865)	(163,353)
Class K	(1,064,374)	(444,632)
Class I	(526,516)	(238,070)
Capital Stock Transactions
Net decrease	(24,700,172)	(25,560,653)

Total decrease	(4,724,946)	(7,399,280)
Net Assets
Beginning of period	120,341,702	127,740,982

End of period (including undistributed net investment income of $372,087 and $161,271, respectively)	$115,616,756	$120,341,702

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	137

Statement of Changes in Net Assets

	2045 Retirement Strategy
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase in Net Assets from Operations
Net investment income	$1,874,306	$687,859
Net realized gain on sale of affiliated Underlying Portfolio shares	5,170,768	3,492,489
Net realized gain distributions from affiliated Underlying Portfolios	3,326,998	1,937,326
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	6,253,908	7,950,208

Net increase in net assets from operations	16,625,980	14,067,882
Dividends to Shareholders from
Net investment income
Class A	(371,279)	(200,188)
Class B	(3,277)	(677)
Class C	(19,978)	(6,958)
Advisor Class	(226,002)	(94,551)
Class R	(157,359)	(131,952)
Class K	(593,910)	(313,843)
Class I	(323,235)	(155,054)
Capital Stock Transactions
Net decrease	(12,154,692)	(18,014,409)

Total increase (decrease)	2,776,248	(4,849,750)
Net Assets
Beginning of period	86,483,752	91,333,502

End of period (including distributions in excess of net investment income of $0 and ($245,914), respectively)	$89,260,000	$86,483,752

See notes to financial statements.

138	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

2050 Retirement Strategy
Year Ended August 31, 2014	Year Ended August 31, 2013
Increase in Net Assets from Operations
Net investment income	$539,497	$184,412
Net realized gain on sale of affiliated Underlying Portfolio shares	2,574,531	476,430
Net realized gain distributions from affiliated Underlying Portfolios	1,019,187	518,392
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	672,863	2,599,468

Net increase in net assets from operations	4,806,078	3,778,702
Dividends and Distributions to Shareholders from
Net investment income
Class A	(63,451)	(26,053)
Class B	(165)	– 0	–
Class C	(1,231)	(2,625)
Advisor Class	(2,595)	– 0	–
Class R	(34,732)	(33,322)
Class K	(189,299)	(92,608)
Class I	(263,547)	(116,866)
Net realized gain on investment transactions
Class A	(102,713)	(239,209)
Class B	(980)	(2,007)
Class C	(11,874)	(29,455)
Advisor Class	(3,203)	(5,580)
Class R	(68,183)	(224,367)
Class K	(244,472)	(487,160)
Class I	(271,780)	(453,980)
Capital Stock Transactions
Net increase (decrease)	(6,136,721)	636,992

Total increase (decrease)	(2,588,868)	2,702,462
Net Assets
Beginning of period	25,166,866	22,464,404

End of period (including undistributed net investment income of $0 and $0, respectively)	$22,577,998	$25,166,866

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	139

Statement of Changes in Net Assets

	2055 Retirement Strategy
	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase in Net Assets from Operations
Net investment income	$214,571	$54,912
Net realized gain on sale of affiliated Underlying Portfolio shares	920,333	95,403
Net realized gain distributions from affiliated Underlying Portfolios	410,461	163,514
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	415,679	916,571

Net increase in net assets from operations	1,961,044	1,230,400
Dividends and Distributions to Shareholders from
Net investment income
Class A	(23,993)	– 0	–
Class C	(709)	– 0	–
Advisor Class	(2)	– 0	–
Class R	(18,188)	– 0	–
Class K	(80,845)	(38,553)
Class I	(103,286)	(37,476)
Net realized gain on investment transactions
Class A	(45,453)	(33,150)
Class B	(898)	(862)
Class C	(8,699)	(5,596)
Advisor Class	(364)	(1,127)
Class R	(20,516)	(18,818)
Class K	(77,962)	(75,703)
Class I	(82,212)	(60,410)
Capital Stock Transactions
Net increase	317,431	2,060,838

Total increase	1,815,348	3,019,543
Net Assets
Beginning of period	9,483,238	6,463,695

End of period (including undistributed net investment income of $15,393 and $27,845, respectively)	$11,298,586	$9,483,238

See notes to financial statements.

140	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2014

NOTE A

Significant Accounting Policies

The AllianceBernstein Retirement Strategies (the “Strategies”) commenced operations on September 1, 2005 and each is a portfolio of the AllianceBernstein Blended Style Series, Inc. (the “Company”). The Company was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company operates as a series company currently comprised of 12 portfolios, which are the twelve strategies. Each Strategy is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy. The AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy commenced operations on June 29, 2007. The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of The AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	141

Notes to Financial Statements

a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Strategies’ investments by the above fair value hierarchy levels as of August 31, 2014:

Investments in Underlying Portfolios*	Level 1	Level 2			Level 3			Total
2000 Retirement Strategy
Investment Companies	$7,565,135	$	– 0	–	$	– 0	–	$7,565,135

2005 Retirement Strategy
Investment Companies	11,501,922		– 0	–		– 0	–	11,501,922

142	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

Investments in Underlying Portfolios*	Level 1	Level 2			Level 3			Total
2010 Retirement Strategy
Investment Companies	$56,552,631	$	– 0	–	$	– 0	–	$56,552,631

2015 Retirement Strategy
Investment Companies	123,905,943		– 0	–		– 0	–	123,905,943

2020 Retirement Strategy
Investment Companies	199,436,138		– 0	–		– 0	–	199,436,138

2025 Retirement Strategy
Investment Companies	198,198,268		– 0	–		– 0	–	198,198,268

2030 Retirement Strategy
Investment Companies	166,699,137		– 0	–		– 0	–	166,699,137

2035 Retirement Strategy
Investment Companies	134,861,417		– 0	–		– 0	–	134,861,417

2040 Retirement Strategy
Investment Companies	116,700,755		– 0	–		– 0	–	116,700,755

2045 Retirement Strategy
Investment Companies	90,081,702		– 0	–		– 0	–	90,081,702

2050 Retirement Strategy
Investment Companies	22,694,209		– 0	–		– 0	–	22,694,209

2055 Retirement Strategy
Investment Companies	11,339,477		– 0	–		– 0	–	11,339,477

*	There were no transfers between any levels during the reporting period.

The Strategies recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	143

Notes to Financial Statements

on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses included in the accompanying statements of operations do not include any expenses of the Underlying Portfolios. Expenses of the Company are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined

144	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies currently pay the Adviser an advisory fee at the following annual rates:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
2000, 2005 and 2010	0.55%	0.45%	0.40%
2015, 2020 and 2025	0.60%	0.50%	0.45%
2030, 2035, 2040, 2045, 2050 and 2055	0.65%	0.55%	0.50%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (including expenses of the Underlying Portfolios) as follows:

	Effective March 1, 2007
Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
2000	0.86%	1.56%	1.56%	0.56%	1.06%	0.81%	0.56%
2005	0.92%	1.62%	1.62%	0.62%	1.12%	0.87%	0.62%
2010	0.94%	1.64%	1.64%	0.64%	1.14%	0.89%	0.64%
2015	0.98%	1.68%	1.68%	0.68%	1.18%	0.93%	0.68%
2020	1.02%	1.72%	1.72%	0.72%	1.22%	0.97%	0.72%
2025	1.04%	1.74%	1.74%	0.74%	1.24%	0.99%	0.74%
2030	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2035	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2040	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2045	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2050(a)	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2055(a)	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%

(a)	Effective June 29, 2007.

For the year ended August 31, 2014, such reimbursement/waivers amounted to:

Strategy	Amount	Strategy	Amount
2000	$246,715	2030	$504,744
2005	243,088	2035	454,964
2010	312,092	2040	435,751
2015	468,360	2045	390,975
2020	499,175	2050	250,106
2025	474,433	2055	240,545

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	145

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Strategies may reimburse the Adviser for certain legal and accounting services provided to the Strategies by the Adviser. For the year ended August 31, 2014, such fees amounted to:

Strategy	Administrative Fees
2000	$52,350
2005	52,350
2010	52,350
2015	51,053
2020	51,054
2025	51,054
2030	49,591
2035	49,592
2040	49,591
2045	49,591
2050	51,200
2055	51,200

For the year ended August 31, 2014 the Adviser voluntarily agreed to waive such fees for the following Strategies:

Strategy	Administrative Fees
2000	$52,350
2005	52,350
2010	34,451
2050	51,200
2055	51,200

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended August 31, 2014, such compensation retained by ABIS was as follows:

Strategy	Amount	Strategy	Amount
2000	$17,931	2030	$74,095
2005	17,927	2035	59,500
2010	22,750	2040	53,007
2015	53,350	2045	37,954
2020	84,848	2050	17,797
2025	85,002	2055	17,834

146	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2014 as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Strategy	Class A		Class A	Class B		Class C
2000	$ – 0	–	$138	$1		$	– 0	–
2005	13		166	145			60
2010	63		788	– 0	–		4
2015	215		1,638	– 0	–		44
2020	1,830		3,071	23			308
2025	1,098		3,524	191			855
2030	1,306		2,732	144			227
2035	1,137		2,142	– 0	–		224
2040	387		2,740	72			174
2045	317		1,162	230			215
2050	136		248	– 0	–		9
2055	171		968	– 0	–		37

NOTE C

Distribution Services Agreement

The Strategies have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares.

The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	147

Notes to Financial Statements

Since the commencement of the Strategies’ operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by each Strategy for Class B, Class C, Class R and Class K as follows:

Strategy	Class B	Class C	Class R	Class K
2000	$59,308	$121,026	$358,564	$1,413,818
2005	71,042	132,088	371,893	741,174
2010	51,126	139,814	577,180	1,120,205
2015	77,254	143,605	765,347	1,380,139
2020	76,431	165,712	902,908	1,865,400
2025	52,266	133,066	825,735	1,796,010
2030	71,390	170,298	875,249	1,604,570
2035	71,562	131,098	650,802	1,462,643
2040	109,358	112,276	720,221	1,214,343
2045	73,510	112,047	639,446	1,032,761
2050	6,666	31,580	548,206	551,655
2055	22,967	75,727	239,751	720,638

While such costs may be recovered from the Strategies in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the year ended August 31, 2014 were as follows:

Strategy	Purchases	Sales
2000	$2,322,247	$6,549,752
2005	2,105,977	8,964,899
2010	9,051,774	14,665,928
2015	16,576,507	34,601,737
2020	26,998,836	58,019,521
2025	32,585,359	45,987,682
2030	24,683,946	52,512,479
2035	23,904,224	40,877,226
2040	23,224,510	42,474,907
2045	17,902,683	25,840,040
2050	7,775,441	13,708,647
2055	6,186,129	5,674,809

148	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Strategy	Cost	Appreciation	(Depreciation)
2000	$6,889,957	$1,029,320	$(354,142)	$675,178
2005	10,346,735	2,316,582	(1,161,395)	1,155,187
2010	48,120,101	12,658,555	(4,226,025)	8,432,530
2015	100,737,535	33,175,260	(10,006,852)	23,168,408
2020	151,962,748	53,788,914	(6,315,524)	47,473,390
2025	156,699,046	55,437,936	(13,938,714)	41,499,222
2030	121,427,892	51,892,959	(6,621,714)	45,271,245
2035	98,356,790	41,738,885	(5,234,258)	36,504,627
2040	83,637,105	38,134,672	(5,071,022)	33,063,650
2045	65,052,622	28,982,105	(3,953,025)	25,029,080
2050	17,397,339	6,224,328	(927,458)	5,296,870
2055	9,573,419	1,929,961	(163,903)	1,766,058

1. Currency Transactions

A Strategy may invest in non-U.S. dollar securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. A Strategy or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. A Strategy or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	149

Notes to Financial Statements

NOTE E

Capital Stock

Class A, Class B, Class C, Advisor Class and Class R shares each consist of 6,000,000,000 authorized shares and Class K and Class I shares each consist of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	2000 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class A
Shares sold	27,916	42,680	$315,670	$467,263

Shares issued in reinvestment of dividends and distributions	1,664	3,613	18,483	38,770

Shares converted from Class B	5,996	572	68,119	6,238

Shares redeemed	(91,259)	(202,212)	(1,037,571)	(2,199,795)

Net decrease	(55,683)	(155,347)	$(635,299)	$(1,687,524)

Class B
Shares sold	1,366	69	$15,190	$751

Shares issued in reinvestment of dividends and distributions	151	213	1,650	2,263

Shares converted to Class A	(6,091)	(577)	(68,119)	(6,238)

Shares redeemed	(7,411)	(1,564)	(83,228)	(16,730)

Net decrease	(11,985)	(1,859)	$(134,507)	$(19,954)

Class C
Shares sold	7,587	4,908	$83,822	$53,135

Shares issued in reinvestment of dividends and distributions	687	762	7,497	8,089

Shares redeemed	(698)	(8,905)	(7,811)	(95,914)

Net increase (decrease)	7,576	(3,235)	$83,508	$(34,690)

150	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2000 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Advisor Class
Shares sold	447	11,349	$5,080	$122,881

Shares issued in reinvestment of dividends and distributions	13	425	152	4,560

Shares redeemed	(369)	(16,563)	(4,310)	(181,248)

Net increase (decrease)	91	(4,789)	$922	$(53,807)

Class R
Shares sold	18,719	18,035	$207,911	$194,044

Shares issued in reinvestment of dividends and distributions	1,870	2,444	20,244	25,737

Shares redeemed	(42,173)	(25,659)	(470,602)	(275,842)

Net decrease	(21,584)	(5,180)	$(242,447)	$(56,061)

Class K
Shares sold	47,045	88,677	$516,253	$942,242

Shares issued in reinvestment of dividends and distributions	10,460	22,307	112,132	231,989

Shares redeemed	(126,374)	(959,539)	(1,396,407)	(10,198,763)

Net decrease	(68,869)	(848,555)	$(768,022)	$(9,024,532)

Class I
Shares sold	110,554	125,938	$1,185,432	$1,336,195

Shares issued in reinvestment of dividends and distributions	5,780	8,439	61,732	87,518

Shares redeemed	(358,631)	(217,491)	(3,930,944)	(2,317,142)

Net decrease	(242,297)	(83,114)	$(2,683,780)	$(893,429)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	151

Notes to Financial Statements

2005 Retirement Strategy
Shares	Amount
Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class A
Shares sold	44,391	73,287	$487,113	$772,524

Shares issued in reinvestment of dividends	8,981	10,980	96,998	112,866

Shares converted from Class B	7,775	– 0	–	86,256	– 0	–

Shares redeemed	(167,939)	(370,036)	(1,844,234)	(3,853,820)

Net decrease	(106,792)	(285,769)	$(1,173,867)	$(2,968,430)

Class B
Shares sold	11,686	381	$125,545	$4,004

Shares issued in reinvestment of dividends	375	365	4,029	3,747

Shares converted to Class A	(7,817)	– 0	–	(86,256)	– 0	–

Shares redeemed	(17,079)	(6,045)	(189,238)	(63,727)

Net decrease	(12,835)	(5,299)	$(145,920)	$(55,976)

Class C
Shares sold	2,887	5,503	$31,742	$57,843

Shares issued in reinvestment of dividends	287	470	3,071	4,803

Shares redeemed	(5,189)	(3,356)	(56,086)	(35,273)

Net increase (decrease)	(2,015)	2,617	$(21,273)	$27,373

Advisor Class
Shares sold	18,839	2,091	$209,965	$21,978

Shares issued in reinvestment of dividends	342	1,339	3,692	13,732

Shares redeemed	(10,639)	(32,500)	(118,496)	(344,677)

Net increase (decrease)	8,542	(29,070)	$95,161	$(308,967)

Class R
Shares sold	5,923	11,202	$66,416	$117,334

Shares issued in reinvestment of dividends	– 0	–	5,055	– 0	–	51,666

Shares redeemed	(153,487)	(79,170)	(1,666,645)	(831,774)

Net decrease	(147,564)	(62,913)	$(1,600,229)	$(662,774)

152	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2005 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class K
Shares sold	40,525	194,405	$449,809	$2,032,142

Shares issued in reinvestment of dividends	19,078	21,365	204,330	218,343

Shares redeemed	(336,873)	(342,292)	(3,742,726)	(3,607,313)

Net decrease	(277,270)	(126,522)	$(3,088,587)	$(1,356,828)

Class I
Shares sold	54,685	46,071	$596,478	$485,297

Shares issued in reinvestment of dividends	3,364	4,228	35,929	43,175

Shares redeemed	(161,590)	(112,394)	(1,771,820)	(1,182,573)

Net decrease	(103,541)	(62,095)	$(1,139,413)	$(654,101)

	2010 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class A
Shares sold	112,392	299,793	$1,260,939	$3,159,386

Shares issued in reinvestment of dividends	26,434	41,414	288,126	423,253

Shares converted from Class B	6,262	6,040	71,072	62,764

Shares redeemed	(448,282)	(1,571,034)	(5,029,605)	(16,470,258)

Net decrease	(303,194)	(1,223,787)	$(3,409,468)	$(12,824,855)

Class B
Shares sold	630	710	$7,039	$7,453

Shares issued in reinvestment of dividends	555	539	6,029	5,495

Shares converted to Class A	(6,301)	(6,068)	(71,072)	(62,764)

Shares redeemed	(7,250)	(5,752)	(83,385)	(59,270)

Net decrease	(12,366)	(10,571)	$(141,389)	$(109,086)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	153

Notes to Financial Statements

	2010 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class C
Shares sold	28,761	17,052	$321,795	$177,929

Shares issued in reinvestment of dividends	3,473	3,079	37,508	31,251

Shares redeemed	(13,940)	(52,901)	(156,051)	(548,705)

Net increase (decrease)	18,294	(32,770)	$203,252	$(339,525)

Advisor Class
Shares sold	378,193	289,644	$4,278,379	$3,067,106

Shares issued in reinvestment of dividends	26,998	17,179	294,007	175,736

Shares redeemed	(94,881)	(71,159)	(1,077,927)	(756,663)

Net increase	310,310	235,664	$3,494,459	$2,486,179

Class R
Shares sold	76,731	202,506	$865,876	$2,164,128

Shares issued in reinvestment of dividends	13,526	16,934	147,705	173,401

Shares redeemed	(248,641)	(488,582)	(2,794,960)	(5,113,649)

Net decrease	(158,384)	(269,142)	$(1,781,379)	$(2,776,120)

Class K
Shares sold	267,087	560,372	$3,067,556	$5,953,987

Shares issued in reinvestment of dividends	59,530	75,558	649,475	774,474

Shares redeemed	(583,275)	(1,908,746)	(6,605,625)	(20,303,838)

Net decrease	(256,658)	(1,272,816)	$(2,888,594)	$(13,575,377)

Class I
Shares sold	58,537	73,877	$655,843	$782,124

Shares issued in reinvestment of dividends	8,411	11,449	91,346	117,012

Shares redeemed	(276,239)	(276,580)	(3,113,373)	(2,932,924)

Net decrease	(209,291)	(191,254)	$(2,366,184)	$(2,033,788)

154	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2015 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class A
Shares sold	534,861	644,086	$6,185,674	$6,853,624

Shares issued in reinvestment of dividends	86,409	100,453	961,726	1,030,651

Shares converted from Class B	27,217	9,774	314,716	104,983

Shares redeemed	(1,214,438)	(3,556,003)	(14,027,825)	(37,455,268)

Net decrease	(565,951)	(2,801,690)	$(6,565,709)	$(29,466,010)

Class B
Shares sold	10,978	1,188	$127,765	$12,468

Shares issued in reinvestment of dividends	2,027	2,085	22,501	21,333

Shares converted to Class A	(27,384)	(9,827)	(314,716)	(104,983)

Shares redeemed	(8,700)	(36,777)	(99,570)	(387,028)

Net decrease	(23,079)	(43,331)	$(264,020)	$(458,210)

Class C
Shares sold	88,319	64,464	$1,008,247	$676,833

Shares issued in reinvestment of dividends	9,677	9,079	106,738	92,336

Shares redeemed	(180,749)	(90,679)	(2,083,574)	(954,359)

Net decrease	(82,753)	(17,136)	$(968,589)	$(185,190)

Advisor Class
Shares sold	48,970	70,916	$571,243	$758,209

Shares issued in reinvestment of dividends	10,182	8,807	113,834	90,794

Shares redeemed	(46,903)	(122,731)	(547,728)	(1,316,081)

Net increase (decrease)	12,249	(43,008)	$137,349	$(467,078)

Class R
Shares sold	247,696	371,782	$2,867,796	$3,974,561

Shares issued in reinvestment of dividends	34,240	46,925	383,496	483,319

Shares redeemed	(708,577)	(1,344,348)	(8,156,076)	(14,289,733)

Net decrease	(426,641)	(925,641)	$(4,904,784)	$(9,831,853)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	155

Notes to Financial Statements

	2015 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class K
Shares sold	627,447	962,202	$7,309,482	$10,288,866

Shares issued in reinvestment of dividends	148,623	165,430	1,664,579	1,707,233

Shares redeemed	(1,039,309)	(4,338,041)	(12,151,087)	(46,521,645)

Net decrease	(263,239)	(3,210,409)	$(3,177,026)	$(34,525,546)

Class I
Shares sold	187,422	215,424	$2,161,286	$2,313,731

Shares issued in reinvestment of dividends	27,138	24,581	302,045	252,699

Shares redeemed	(721,619)	(652,024)	(8,367,251)	(6,933,322)

Net decrease	(507,059)	(412,019)	$(5,903,920)	$(4,366,892)

	2020 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class A
Shares sold	772,081	923,628	$8,950,361	$9,714,314

Shares issued in reinvestment of dividends	118,327	114,936	1,319,346	1,159,705

Shares converted from Class B	26,430	8,917	306,958	94,313

Shares redeemed	(1,553,607)	(4,150,184)	(18,003,533)	(43,170,624)

Net decrease	(636,769)	(3,102,703)	$(7,426,868)	$(32,202,292)

Class B
Shares sold	4,718	13,789	$54,361	$144,989

Shares issued in reinvestment of dividends	2,731	2,171	30,257	21,752

Shares converted to Class A	(26,672)	(9,007)	(306,958)	(94,313)

Shares redeemed	(22,909)	(35,310)	(264,760)	(374,688)

Net decrease	(42,132)	(28,357)	$(487,100)	$(302,260)

156	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2020 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class C
Shares sold	169,290	159,391	$1,965,326	$1,655,431

Shares issued in reinvestment of dividends	11,869	7,127	131,505	71,488

Shares redeemed	(207,091)	(147,524)	(2,405,479)	(1,528,047)

Net increase (decrease)	(25,932)	18,994	$(308,648)	$198,872

Advisor Class
Shares sold	91,852	91,009	$1,067,807	$957,315

Shares issued in reinvestment of dividends	14,429	11,533	161,312	116,706

Shares redeemed	(97,190)	(124,634)	(1,136,830)	(1,322,442)

Net increase (decrease)	9,091	(22,092)	$92,289	$(248,421)

Class R
Shares sold	409,457	602,538	$4,748,889	$6,312,440

Shares issued in reinvestment of dividends	53,179	60,062	595,079	606,623

Shares redeemed	(1,086,095)	(1,746,465)	(12,450,732)	(18,201,746)

Net decrease	(623,459)	(1,083,865)	$(7,106,764)	$(11,282,683)

Class K
Shares sold	1,218,624	1,697,372	$14,272,503	$18,078,841

Shares issued in reinvestment of dividends	242,626	212,530	2,717,413	2,155,052

Shares redeemed	(1,766,593)	(6,335,903)	(20,613,082)	(66,960,464)

Net decrease	(305,343)	(4,426,001)	$(3,623,166)	$(46,726,571)

Class I
Shares sold	429,579	663,536	$4,973,540	$6,985,023

Shares issued in reinvestment of dividends	62,336	47,255	695,053	477,753

Shares redeemed	(2,134,877)	(735,520)	(24,957,545)	(7,747,024)

Net decrease	(1,642,962)	(24,729)	$(19,288,952)	$(284,248)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	157

Notes to Financial Statements

	2025 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class A
Shares sold	840,209	991,250	$9,986,615	$10,594,269

Shares issued in reinvestment of dividends	108,606	88,250	1,247,884	898,389

Shares converted from Class B	10,083	7,839	121,438	83,224

Shares redeemed	(1,642,628)	(3,649,979)	(19,547,276)	(38,405,065)

Net decrease	(683,730)	(2,562,640)	$(8,191,339)	$(26,829,183)

Class B
Shares sold	10,884	15,287	$127,739	$163,086

Shares issued in reinvestment of dividends	2,311	1,162	26,254	11,728

Shares converted to Class A	(10,220)	(7,926)	(121,438)	(83,224)

Shares redeemed	(14,316)	(17,359)	(171,676)	(181,326)

Net decrease	(11,341)	(8,836)	$(139,121)	$(89,736)

Class C
Shares sold	136,196	146,658	$1,604,673	$1,556,516

Shares issued in reinvestment of dividends	9,279	5,011	105,313	50,508

Shares redeemed	(132,347)	(148,326)	(1,556,180)	(1,568,899)

Net increase	13,128	3,343	$153,806	$38,125

Advisor Class
Shares sold	51,731	81,872	$623,346	$873,528

Shares issued in reinvestment of dividends	10,403	6,229	119,742	63,533

Shares redeemed	(27,627)	(87,074)	(330,061)	(922,298)

Net increase	34,507	1,027	$413,027	$14,763

Class R
Shares sold	429,970	783,232	$5,134,693	$8,328,730

Shares issued in reinvestment of dividends	53,227	45,850	614,236	468,130

Shares redeemed	(942,435)	(1,784,642)	(11,207,044)	(19,029,282)

Net decrease	(459,238)	(955,560)	$(5,458,115)	$(10,232,422)

158	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2025 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class K
Shares sold	1,577,621	2,140,510	$18,843,554	$22,886,922

Shares issued in reinvestment of dividends	246,717	175,163	2,839,708	1,788,411

Shares redeemed	(1,216,861)	(5,838,114)	(14,722,789)	(62,524,122)

Net increase (decrease)	607,477	(3,522,441)	$6,960,473	$(37,848,789)

Class I
Shares sold	338,854	553,742	$3,999,832	$5,916,141

Shares issued in reinvestment of dividends	53,470	33,888	614,374	345,320

Shares redeemed	(1,518,002)	(592,736)	(18,237,120)	(6,353,373)

Net decrease	(1,125,678)	(5,106)	$(13,622,914)	$(91,912)

	2030 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class A
Shares sold	555,357	934,758	$6,711,716	$9,957,908

Shares issued in reinvestment of dividends	101,668	71,334	1,191,551	725,466

Shares converted from Class B	10,997	3,466	135,407	37,357

Shares redeemed	(1,510,058)	(3,064,603)	(18,345,014)	(32,309,258)

Net decrease	(842,036)	(2,055,045)	$(10,306,340)	$(21,588,527)

Class B
Shares sold	7,380	14,181	$88,163	$155,417

Shares issued in reinvestment of dividends	1,565	644	18,250	6,498

Shares converted to Class A	(11,098)	(3,504)	(135,407)	(37,357)

Shares redeemed	(14,474)	(12,553)	(173,764)	(131,618)

Net decrease	(16,627)	(1,232)	$(202,758)	$(7,060)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	159

Notes to Financial Statements

	2030 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class C
Shares sold	93,860	103,269	$1,134,517	$1,082,596

Shares issued in reinvestment of dividends	7,509	4,131	87,481	41,604

Shares redeemed	(136,895)	(111,307)	(1,653,846)	(1,169,388)

Net decrease	(35,526)	(3,907)	$(431,848)	$(45,188)

Advisor Class
Shares sold	64,919	89,469	$799,285	$955,866

Shares issued in reinvestment of dividends	11,137	5,422	130,743	55,307

Shares redeemed	(54,599)	(54,002)	(663,594)	(580,809)

Net increase	21,457	40,889	$266,434	$430,364

Class R
Shares sold	399,884	753,268	$4,867,808	$7,958,344

Shares issued in reinvestment of dividends	47,914	39,463	563,943	401,336

Shares redeemed	(1,033,567)	(1,789,656)	(12,509,649)	(18,993,860)

Net decrease	(585,769)	(996,925)	$(7,077,898)	$(10,634,180)

Class K
Shares sold	1,127,336	1,351,434	$13,743,198	$14,441,364

Shares issued in reinvestment of dividends	172,776	116,382	2,026,667	1,183,608

Shares redeemed	(1,405,070)	(4,029,148)	(16,963,425)	(42,755,842)

Net decrease	(104,958)	(2,561,332)	$(1,193,560)	$(27,130,870)

Class I
Shares sold	351,868	525,125	$4,219,577	$5,599,140

Shares issued in reinvestment of dividends	54,144	31,683	631,859	321,574

Shares redeemed	(1,576,561)	(683,696)	(19,188,589)	(7,279,848)

Net decrease	(1,170,549)	(126,888)	$(14,337,153)	$(1,359,134)

160	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2035 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class A
Shares sold	590,900	674,706	$7,268,522	$7,225,119

Shares issued in reinvestment of dividends	59,076	31,407	704,784	319,406

Shares converted from Class B	13,602	727	170,664	8,122

Shares redeemed	(955,057)	(1,968,482)	(11,752,359)	(20,645,169)

Net decrease	(291,479)	(1,261,642)	$(3,608,389)	$(13,092,522)

Class B
Shares sold	2,612	1,630	$32,698	$17,397

Shares issued in reinvestment of dividends	709	238	8,447	2,410

Shares converted to Class A	(13,703)	(734)	(170,664)	(8,122)

Shares redeemed	(8,448)	(3,618)	(103,376)	(37,977)

Net decrease	(18,830)	(2,484)	$(232,895)	$(26,292)

Class C
Shares sold	67,531	105,232	$830,659	$1,109,919

Shares issued in reinvestment of dividends	3,382	1,853	40,175	18,696

Shares redeemed	(111,543)	(96,318)	(1,372,574)	(1,040,596)

Net increase (decrease)	(40,630)	10,767	$(501,740)	$88,019

Advisor Class
Shares sold	78,647	76,596	$973,415	$820,429

Shares issued in reinvestment of dividends	10,637	5,356	126,896	54,576

Shares redeemed	(42,476)	(97,175)	(522,182)	(1,051,982)

Net increase (decrease)	46,808	(15,223)	$578,129	$(176,977)

Class R
Shares sold	270,357	436,482	$3,319,840	$4,608,884

Shares issued in reinvestment of dividends	23,516	18,433	280,067	186,541

Shares redeemed	(708,505)	(1,087,121)	(8,610,178)	(11,437,049)

Net decrease	(414,632)	(632,206)	$(5,010,271)	$(6,641,624)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	161

Notes to Financial Statements

	2035 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class K
Shares sold	1,031,368	1,402,403	$12,703,493	$14,924,115

Shares issued in reinvestment of dividends	129,846	74,696	1,546,465	758,170

Shares redeemed	(1,064,178)	(3,098,221)	(13,228,037)	(32,948,796)

Net increase (decrease)	97,036	(1,621,122)	$1,021,921	$(17,266,511)

Class I
Shares sold	350,374	534,376	$4,263,146	$5,702,094

Shares issued in reinvestment of dividends	49,775	26,190	590,829	265,564

Shares redeemed	(1,598,606)	(538,739)	(19,791,634)	(5,775,201)

Net increase (decrease)	(1,198,457)	21,827	$(14,937,659)	$192,457

	2040 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class A
Shares sold	606,729	717,220	$7,678,292	$7,851,377

Shares issued in reinvestment of dividends	49,684	23,900	615,086	249,038

Shares converted from Class B	23,269	1,405	300,227	15,252

Shares redeemed	(1,254,429)	(1,725,715)	(15,988,282)	(18,721,531)

Net decrease	(574,747)	(983,190)	$(7,394,677)	$(10,605,864)

Class B
Shares sold	794	3,231	$9,990	$35,965

Shares issued in reinvestment of dividends	641	119	7,914	1,227

Shares converted to Class A	(23,453)	(1,420)	(300,227)	(15,252)

Shares redeemed	(8,821)	(6,727)	(111,418)	(72,322)

Net decrease	(30,839)	(4,797)	$(393,741)	$(50,382)

162	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2040 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class C
Shares sold	87,599	110,613	$1,116,493	$1,186,088

Shares issued in reinvestment of dividends	2,644	674	32,629	6,979

Shares redeemed	(117,948)	(93,155)	(1,516,086)	(1,009,330)

Net increase (decrease)	(27,705)	18,132	$(366,964)	$183,737

Advisor Class
Shares sold	75,648	93,871	$976,003	$1,028,897

Shares issued in reinvestment of dividends	10,986	4,977	136,228	52,014

Shares redeemed	(65,280)	(92,002)	(850,345)	(1,005,723)

Net increase	21,354	6,846	$261,886	$75,188

Class R
Shares sold	304,533	517,962	$3,878,987	$5,610,942

Shares issued in reinvestment of dividends	20,352	15,768	251,347	163,353

Shares redeemed	(759,405)	(1,093,581)	(9,571,179)	(11,916,638)

Net decrease	(434,520)	(559,851)	$(5,440,845)	$(6,142,343)

Class K
Shares sold	1,115,969	1,079,421	$14,129,030	$11,760,359

Shares issued in reinvestment of dividends	86,464	42,877	1,064,374	444,632

Shares redeemed	(880,794)	(2,015,546)	(11,230,121)	(21,725,063)

Net increase (decrease)	321,639	(893,248)	$3,963,283	$(9,520,072)

Class I
Shares sold	290,470	505,952	$3,657,506	$5,477,817

Shares issued in reinvestment of dividends	42,868	22,975	526,412	238,022

Shares redeemed	(1,523,977)	(469,467)	(19,513,032)	(5,216,756)

Net increase (decrease)	(1,190,639)	59,460	$(15,329,114)	$499,083

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	163

Notes to Financial Statements

	2045 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class A
Shares sold	455,183	662,176	$5,735,122	$7,128,824

Shares issued in reinvestment of dividends	30,319	19,528	370,194	199,579

Shares converted from Class B	6,097	485	76,588	5,273

Shares redeemed	(723,408)	(1,471,142)	(9,065,400)	(15,664,896)

Net decrease	(231,809)	(788,953)	$(2,883,496)	$(8,331,220)

Class B
Shares sold	5,972	926	$72,189	$9,821

Shares issued in reinvestment of dividends	268	66	3,246	670

Shares converted to Class A	(6,156)	(491)	(76,588)	(5,273)

Shares redeemed	(2,871)	(5,340)	(36,976)	(56,254)

Net decrease	(2,787)	(4,839)	$(38,129)	$(51,036)

Class C
Shares sold	74,605	72,639	$927,915	$763,453

Shares issued in reinvestment of dividends	1,646	665	19,897	6,709

Shares redeemed	(72,653)	(51,908)	(909,935)	(539,145)

Net increase	3,598	21,396	$37,877	$231,017

Advisor Class
Shares sold	214,362	225,926	$2,716,180	$2,429,339

Shares issued in reinvestment of dividends	18,494	9,233	226,002	94,551

Shares redeemed	(82,246)	(120,945)	(1,055,680)	(1,328,366)

Net increase	150,610	114,214	$1,886,502	$1,195,524

Class R
Shares sold	333,789	408,405	$4,162,959	$4,342,099

Shares issued in reinvestment of dividends	12,972	13,039	157,359	131,952

Shares redeemed	(631,732)	(860,638)	(7,834,577)	(9,113,003)

Net decrease	(284,971)	(439,194)	$(3,514,259)	$(4,638,952)

164	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2045 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class K
Shares sold	655,914	888,533	$8,176,830	$9,478,381

Shares issued in reinvestment of dividends	49,124	30,982	593,910	313,843

Shares redeemed	(522,918)	(1,714,256)	(6,560,064)	(18,137,704)

Net increase (decrease)	182,120	(794,741)	$2,210,676	$(8,345,480)

Class I
Shares sold	279,734	417,223	$3,448,622	$4,420,801

Shares issued in reinvestment of dividends	26,682	15,252	321,515	154,197

Shares redeemed	(1,085,768)	(247,041)	(13,624,000)	(2,649,260)

Net increase (decrease)	(779,352)	185,434	$(9,853,863)	$1,925,738

	2050 Retirement Strategy
	Shares			Amount
	Year Ended August 31, 2014		Year Ended August 31, 2013	Year Ended August 31, 2014			Year Ended August 31, 2013

Class A
Shares sold	172,491		221,154		$1,662,398		$1,865,383

Shares issued in reinvestment of dividends and distributions	17,832		33,341		165,297		264,062

Shares converted from Class B	90		57		861		512

Shares redeemed	(194,789)		(418,833)		(1,900,242)		(3,516,791)

Net decrease	(4,376)		(164,281)		$(71,686)		$(1,386,834)

Class B
Shares sold	– 0	–	148	$	– 0	–	$1,288

Shares issued in reinvestment of dividends and distributions	94		191		871		1,502

Shares converted to Class A	(91)		(58)		(861)		(512)

Shares redeemed	(8)		(21)		(75)		(170)

Net increase (decrease)	(5)		260		$(65)		$2,108

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	165

Notes to Financial Statements

	2050 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class C
Shares sold	22,714	38,800	$216,988	$322,967

Shares issued in reinvestment of dividends and distributions	1,392	3,393	12,846	26,602

Shares redeemed	(41,595)	(27,202)	(397,356)	(228,893)

Net increase (decrease)	(17,489)	14,991	$(167,522)	$120,676

Advisor Class
Shares sold	8,234	3,828	$79,305	$33,542

Shares issued in reinvestment of dividends and distributions	617	694	5,797	5,580

Shares redeemed	(1,561)	(3,068)	(15,629)	(25,962)

Net increase	7,290	1,454	$69,473	$13,160

Class R
Shares sold	117,063	224,502	$1,114,873	$1,866,279

Shares issued in reinvestment of dividends and distributions	11,222	32,911	102,913	257,688

Shares redeemed	(130,432)	(360,451)	(1,238,686)	(2,997,528)

Net decrease	(2,147)	(103,038)	$(20,900)	$(873,561)

Class K
Shares sold	368,365	441,931	$3,491,058	$3,722,305

Shares issued in reinvestment of dividends and distributions	47,563	74,139	433,771	579,769

Shares redeemed	(292,250)	(436,697)	(2,799,757)	(3,621,649)

Net increase	123,678	79,373	$1,125,072	$680,425

Class I
Shares sold	321,551	409,549	$3,044,729	$3,443,545

Shares issued in reinvestment of dividends and distributions	58,654	72,690	533,754	568,438

Shares redeemed	(1,122,954)	(232,326)	(10,649,576)	(1,930,965)

Net increase (decrease)	(742,749)	249,913	$(7,071,093)	$2,081,018

166	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2055 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class A
Shares sold	83,278	107,572	$844,637	$983,086

Shares issued in reinvestment of dividends and distributions	7,007	3,954	69,367	33,092

Shares redeemed	(147,134)	(51,294)	(1,508,507)	(454,282)

Net increase (decrease)	(56,849)	60,232	$(594,503)	$561,896

Class B
Shares sold	484	440	$4,800	$3,800

Shares issued in reinvestment of distributions	73	80	701	646

Shares redeemed	(636)	(6)	(6,550)	(50)

Net increase (decrease)	(79)	514	$(1,049)	$4,396

Class C
Shares sold	21,306	18,757	$210,605	$162,403

Shares issued in reinvestment of dividends and distributions	960	664	9,195	5,379

Shares redeemed	(10,209)	(4,190)	(100,889)	(36,571)

Net increase	12,057	15,231	$118,911	$131,211

Advisor Class
Shares sold	962	334	$10,326	$2,983

Shares issued in reinvestment of dividends and distributions	36	134	366	1,127

Shares redeemed	(668)	(4,244)	(7,407)	(40,419)

Net increase (decrease)	330	(3,776)	$3,285	$(36,309)

Class R
Shares sold	55,743	53,817	$537,572	$452,485

Shares issued in reinvestment of dividends and distributions	4,160	2,370	38,602	18,818

Shares redeemed	(38,448)	(55,455)	(374,949)	(463,977)

Net increase	21,455	732	$201,225	$7,326

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	167

Notes to Financial Statements

	2055 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Class K
Shares sold	336,875	165,310	$3,261,773	$1,382,040

Shares issued in reinvestment of dividends and distributions	17,187	14,444	158,807	114,256

Shares redeemed	(60,083)	(148,654)	(576,724)	(1,246,210)

Net increase	293,979	31,100	$2,843,856	$250,086

Class I
Shares sold	191,673	206,596	$1,836,559	$1,732,695

Shares issued in reinvestment of dividends and distributions	20,020	11,942	184,587	94,464

Shares redeemed	(445,245)	(80,590)	(4,275,440)	(684,927)

Net increase (decrease)	(233,552)	137,948	$(2,254,294)	$1,142,232

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Underlying Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of an Underlying Portfolio’s investments or

168	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

reduce the returns of the Underlying Portfolio. For example, the value of the Underlying Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Underlying Portfolio’s investments denominated in foreign currencies, the Underlying Portfolio’s positions in various foreign currencies may cause the Underlying Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Strategies and Underlying Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2014.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2014 and August 31, 2013 were as follows:

2000 Retirement Strategy	2014	2013
Distributions paid from:
Ordinary income	$52,012	$399,933
Long-term capital gains	170,582	– 0	–

Total distributions paid	$222,594	$399,933

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	169

Notes to Financial Statements

2005 Retirement Strategy	2014	2013
Distributions paid from:
Ordinary income	$350,131	$451,529

Total distributions paid	$350,131	$451,529

2010 Retirement Strategy	2014	2013
Distributions paid from:
Ordinary income	$1,515,433	$1,702,793

Total distributions paid	$1,515,433	$1,702,793

2015 Retirement Strategy	2014	2013
Distributions paid from:
Ordinary income	$3,600,088	$3,714,109

Total distributions paid	$3,600,088	$3,714,109

2020 Retirement Strategy	2014	2013
Distributions paid from:
Ordinary income	$6,016,592	$4,854,589

Total distributions paid	$6,016,592	$4,854,589

2025 Retirement Strategy	2014	2013
Distributions paid from:
Ordinary income	$5,601,625	$3,637,043

Total distributions paid	$5,601,625	$3,637,043

2030 Retirement Strategy	2014	2013
Distributions paid from:
Ordinary income	$4,661,318	$2,739,843

Total distributions paid	$4,661,318	$2,739,843

2035 Retirement Strategy	2014	2013
Distributions paid from:
Ordinary income	$3,300,830	$1,607,209

Total distributions paid	$3,300,830	$1,607,209

2040 Retirement Strategy	2014	2013
Distributions paid from:
Ordinary income	$2,642,193	$1,157,608

Total distributions paid	$2,642,193	$1,157,608

2045 Retirement Strategy	2014	2013
Distributions paid from:
Ordinary income	$1,628,392	$903,223
Long-term capital gains	66,648	– 0	–

Total distributions paid	$1,695,040	$903,223

170	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

2050 Retirement Strategy	2014	2013
Distributions paid from:
Ordinary income	$539,497	$191,283
Long-term capital gains	718,728	1,521,949

Total distributions paid	$1,258,225	$1,713,232

2055 Retirement Strategy	2014	2013
Distributions paid from:
Ordinary income	$227,023	$81,464
Long-term capital gains	236,104	190,231

Total distributions paid	$463,127	$271,695

As of August 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategy	Undistributed Ordinary Income		Undistributed Long-Term Gains		Accumulated Capital and Other Losses(a)			Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)
2000	$233,067		$498,128		$	– 0	–	$675,178	$1,406,373
2005	46,284		– 0	–		(4,567,902)		1,155,187	(3,366,431)
2010	172,218		– 0	–		(20,051,791)		8,432,530	(11,447,043)
2015	259,763		– 0	–		(21,224,646)		23,168,408	2,203,525
2020	354,179		– 0	–		(34,222,978)		47,473,390	13,604,591
2025	154,914		– 0	–		(22,844,902)		41,499,222	18,809,234
2030	56,173		– 0	–		(14,093,039)		45,271,245	31,234,379
2035	609,683		– 0	–		(7,442,472)		36,504,627	29,671,838
2040	372,087		1,515,230			– 0	–	33,063,650	34,950,967
2045	– 0	–	3,116,963			– 0	–	25,029,080	28,146,043
2050	– 0	–	3,139,684			– 0	–	5,296,870	8,436,554
2055	15,394		1,189,281			– 0	–	1,766,058	2,970,733

(a)

During the fiscal year ended August 31, 2014, the 2005, 2010, 2015, 2020, 2025, 2030, 2035, 2040 and 2045 Strategies utilized capital loss carryforwards of $1,209,827, $3,437,666, $8,894,734, $16,208,870, $11,608,087, $14,617,745, $11,413,164, $11,782,548 and $4,906,069, respectively, to offset current year net realized gains. Additionally, as of August 31, 2014 certain Strategies had capital loss carryforwards for federal income tax purposes.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and return of capital distributions received from underlying securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	171

Notes to Financial Statements

As of August 31, 2014, the following Strategies had net capital loss carryforwards which will expire as follows:

Strategy	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
2005	$1,309,480	n/a	2018
2005	3,258,422	n/a	2019
2010	1,913,978	n/a	2018
2010	18,137,813	n/a	2019
2015	21,224,646	n/a	2019
2020	34,222,978	n/a	2019
2025	22,844,902	n/a	2019
2030	14,093,039	n/a	2019
2035	7,442,472	n/a	2019

During the current fiscal year, certain Strategies had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Strategy—primarily due to return of capital distributions received from underlying securities and the redesignation of dividends—is reflected as an adjustment to the components of capital as of August 31, 2014 as shown below:

Strategy	Increase (Decrease) to Additional Paid-In Capital			Increase (Decrease) to Undistributed Net Investment Income (Loss)		Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investments
2000	$	– 0	–	$(21)		$21
2005		– 0	–	(14)		14
2010		– 0	–	(4)		4
2015		– 0	–	– 0	–	– 0	–
2020		– 0	–	– 0	–	– 0	–
2025		– 0	–	– 0	–	– 0	–
2030		– 0	–	– 0	–	– 0	–
2035		– 0	–	– 0	–	– 0	–
2040		– 0	–	– 0	–	– 0	–
2045		– 0	–	66,648		(66,648)
2050		– 0	–	15,523		(15,523)
2055		– 0	–	– 0	–	– 0	–

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

172	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2000 Retirement Strategy
Class A
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.92	$ 10.75	$ 10.58	$ 9.90	$ 9.35

Income From Investment Operations
Net investment income(a)(b)	.25	.22	.29	.26	.18
Net realized and unrealized gain on investment transactions	.77	.17	.14	.69	.57

Net increase in net asset value from operations	1.02	.39	.43	.95	.75

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.22)	(.26)	(.27)	(.20)
Distributions from net realized gain on investment transactions	(.17)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.17)	(.22)	(.26)	(.27)	(.20)

Net asset value, end of period	$ 11.77	$ 10.92	$ 10.75	$ 10.58	$ 9.90

Total Return
Total investment return based on net asset value(c)	9.39%	3.62%	4.16%	9.68%	8.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$985	$1,522	$3,167	$6,215	$6,422
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.82%	.82%	.83%	.81	%+	.82	%+
Expenses, before waivers/reimbursements(d)	4.46%	3.63%	2.28%	1.97	%+	2.25	%+
Net investment income(b)	2.17%	2.02%	2.73%	2.46	%+	1.81	%+
Portfolio turnover rate	23%	17%	43%	36%	41%
See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	173

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2000 Retirement Strategy
Class B
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.79	$ 10.68	$ 10.44	$ 9.76	$ 9.22

Income From Investment Operations
Net investment income(a)(b)	.25	.13	.13	.21	.09
Net realized and unrealized gain on investment transactions	.67	.18	.22	.66	.58

Net increase in net asset value from operations	.92	.31	.35	.87	.67

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.20)	(.11)	(.19)	(.13)
Distributions from net realized gain on investment transactions	(.17)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.17)	(.20)	(.11)	(.19)	(.13)

Net asset value, end of period	$ 11.54	$ 10.79	$ 10.68	$ 10.44	$ 9.76

Total Return
Total investment return based on net asset value(c)	8.57%	2.95%	3.36%	8.99%	7.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37	$164	$182	$149	$169
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.52%	1.52%	1.53%	1.51	%+	1.52	%+
Expenses, before waivers/reimbursements(d)	5.00%	4.50%	3.02%	2.69	%+	3.03	%+
Net investment income(b)	2.21%	1.24%	1.28%	1.98	%+	.90	%+
Portfolio turnover rate	23%	17%	43%	36%	41%

See footnote summary on page 257.

174	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2000 Retirement Strategy
Class C
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.75	$ 10.64	$ 10.44	$ 9.76	$ 9.22

Income From Investment Operations
Net investment income(a)(b)	.15	.13	.16	.21	.11
Net realized and unrealized gain on investment transactions	.77	.18	.18	.66	.56

Net increase in net asset value from operations	.92	.31	.34	.87	.67

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.20)	(.14)	(.19)	(.13)
Distributions from net realized gain on investment transactions	(.17)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.17)	(.20)	(.14)	(.19)	(.13)

Net asset value, end of period	$ 11.50	$ 10.75	$ 10.64	$ 10.44	$ 9.76

Total Return
Total investment return based on net asset value(c)	8.60%	2.98%	3.36%	8.99%	7.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$550	$433	$463	$524	$823
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.52%	1.52%	1.53%	1.51	%+	1.52	%+
Expenses, before waivers/reimbursements(d)	5.27%	4.52%	2.98%	2.72	%+	2.97	%+
Net investment income(b)	1.34%	1.23%	1.54%	2.03	%+	1.10	%+
Portfolio turnover rate	23%	17%	43%	36%	41%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	175

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2000 Retirement Strategy
Advisor Class
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.95	$ 10.80	$ 10.63	$ 9.95	$ 9.39

Income From Investment Operations
Net investment income(a)(b)	.26	.58	.34	.31	.19
Net realized and unrealized gain (loss) on investment transactions	.80	(.15	)*	.12	.68	.60

Net increase in net asset value from operations	1.06	.43	.46	.99	.79

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.28)	(.29)	(.31)	(.23)
Distributions from net realized gain on investment transactions	(.17)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.17)	(.28)	(.29)	(.31)	(.23)

Net asset value, end of period	$ 11.84	$ 10.95	$ 10.80	$ 10.63	$ 9.95

Total Return
Total investment return based on net asset value(c)	9.74%	4.00%	4.46%	9.98%	8.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$8	$60	$211	$742
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.52%	.52%	.53%	.51	%+	.52	%+
Expenses, before waivers/reimbursements(d)	4.26%	3.02%	2.40%	1.68	%+	1.95	%+
Net investment income(b)	2.29%	5.51%	3.02%	2.92	%+	1.90	%+
Portfolio turnover rate	23%	17%	43%	36%	41%

See footnote summary on page 257.

176	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2000 Retirement Strategy
Class R
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.70	$ 10.61	$ 10.41	$ 9.76	$ 9.24

Income From Investment Operations
Net investment income(a)(b)	.22	.18	.24	.25	.14
Net realized and unrealized gain on investment transactions	.75	.18	.16	.68	.58

Net increase in net asset value from operations	.97	.36	.40	.93	.72

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.27)	(.20)	(.28)	(.20)
Distributions from net realized gain on investment transactions	(.17)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.27)	(.20)	(.28)	(.20)

Net asset value, end of period	$ 11.46	$ 10.70	$ 10.61	$ 10.41	$ 9.76

Total Return
Total investment return based on net asset value(c)	9.15%	3.46%	3.90%	9.54%	7.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$922	$1,092	$1,137	$1,524	$2,600
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.02%	1.03%	1.01	%+	1.02	%+
Expenses, before waivers/reimbursements(d)	3.96%	3.28%	2.41%	2.25	%+	2.38	%+
Net investment income(b)	1.98%	1.69%	2.27%	2.38	%+	1.47	%+
Portfolio turnover rate	23%	17%	43%	36%	41%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	177

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2000 Retirement Strategy
Class K
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.60	$ 10.50	$ 10.34	$ 9.69	$ 9.17

Income From Investment Operations
Net investment income(a)(b)	.25	.24	.26	.26	.17
Net realized and unrealized gain on investment transactions	.73	.15	.16	.69	.57

Net increase in net asset value from operations	.98	.39	.42	.95	.74

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.29)	(.26)	(.30)	(.22)
Distributions from net realized gain on investment transactions	(.17)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.22)	(.29)	(.26)	(.30)	(.22)

Net asset value, end of period	$ 11.36	$ 10.60	$ 10.50	$ 10.34	$ 9.69

Total Return
Total investment return based on net asset value(c)	9.38%	3.76%	4.15%	9.85%	8.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,901	$5,300	$14,161	$19,922	$17,245
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.77%	.77%	.78%	.76	%+	.77	%+
Expenses, before waivers/reimbursements(d)	3.68%	2.86%	2.07%	1.99	%+	2.11	%+
Net investment income(b)	2.23%	2.26%	2.51%	2.50	%+	1.79	%+
Portfolio turnover rate	23%	17%	43%	36%	41%

See footnote summary on page 257.

178	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2000 Retirement Strategy
Class I
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.57	$ 10.52	$ 10.37	$ 9.73	$ 9.20

Income From Investment Operations
Net investment income(a)(b)	.37	.22	.17	.33	.22
Net realized and unrealized gain on investment transactions	.64	.19	.27	.64	.56

Net increase in net asset value from operations	1.01	.41	.44	.97	.78

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.36)	(.29)	(.33)	(.25)
Distributions from net realized gain on investment transactions	(.17)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.25)	(.36)	(.29)	(.33)	(.25)

Net asset value, end of period	$ 11.33	$ 10.57	$ 10.52	$ 10.37	$ 9.73

Total Return
Total investment return based on net asset value(c)	9.67%	3.94%	4.43%	10.01%	8.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$110	$2,664	$3,525	$1,656	$1,402
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.52%	.52%	.53%	.51	%+	.52	%+
Expenses, before waivers/reimbursements(d)	2.97%	2.60%	1.76%	1.66	%+	1.79	%+
Net investment income(b)	3.38%	2.08%	1.68%	3.15	%+	2.20	%+
Portfolio turnover rate	23%	17%	43%	36%	41%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	179

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class A
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.59	$ 10.27	$ 10.09	$ 9.37		$ 8.84

Income From Investment Operations
Net investment income(a)(b)	.30	.20	.25	.28		.16
Net realized and unrealized gain on investment transactions	.90	.34	.19	.73		.56

Net increase in net asset value from operations	1.20	.54	.44	1.01		.72

Less: Dividends
Dividends from net investment income	(.22)	(.22)	(.26)	(.29)		(.19)

Net asset value, end of period	$ 11.57	$ 10.59	$ 10.27	$ 10.09		$ 9.37

Total Return
Total investment return based on net asset value(c)	11.52%	5.32%	4.47%	10.83%		8.16%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,035	$4,826	$7,612	$15,389		$22,043
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.88%	.88%	.88%	.87	%+	.88	%+
Expenses, before waivers/reimbursements(d)	3.04%	2.67%	2.04%	1.81	%+	1.72	%+
Net investment income(b)	2.69%	1.95%	2.47%	2.74	%+	1.75	%+
Portfolio turnover rate	15%	16%	23%	13%		34%

See footnote summary on page 257.

180	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class B
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.51	$ 10.24	$ 10.04	$ 9.30		$ 8.76

Income From Investment Operations
Net investment income(a)(b)	.28	.14	.15	.20		.10
Net realized and unrealized gain on investment transactions	.83	.32	.22	.73		.55

Net increase in net asset value from operations	1.11	.46	.37	.93		.65

Less: Dividends
Dividends from net investment income	(.16)	(.19)	(.17)	(.19)		(.11)

Net asset value, end of period	$ 11.46	$ 10.51	$ 10.24	$ 10.04		$ 9.30

Total Return
Total investment return based on net asset value(c)	10.67%	4.58%	3.75%	10.01%		7.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$133	$257	$305	$312		$410
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.58%	1.58%	1.58%	1.57	%+	1.58	%+
Expenses, before waivers/reimbursements(d)	3.68%	3.41%	2.72%	2.53	%+	2.44	%+
Net investment income(b)	2.57%	1.35%	1.54%	1.90	%+	1.08	%+
Portfolio turnover rate	15%	16%	23%	13%		34%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	181

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class C
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.46	$ 10.19	$ 10.02	$ 9.28		$ 8.75

Income From Investment Operations
Net investment income(a)(b)	.18	.13	.19	.18		.10
Net realized and unrealized gain on investment transactions	.93	.33	.18	.75		.54

Net increase in net asset value from operations	1.11	.46	.37	.93		.64

Less: Dividends
Dividends from net investment income	(.13)	(.19)	(.20)	(.19)		(.11)

Net asset value, end of period	$ 11.44	$ 10.46	$ 10.19	$ 10.02		$ 9.28

Total Return
Total investment return based on net asset value(c)	10.74%	4.60%	3.75%	10.03%		7.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$286	$282	$248	$334		$351
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.58%	1.58%	1.58%	1.57	%+	1.58	%+
Expenses, before waivers/reimbursements(d)	3.80%	3.43%	2.73%	2.58	%+	2.43	%+
Net investment income(b)	1.65%	1.23%	1.93%	1.81	%+	1.10	%+
Portfolio turnover rate	15%	16%	23%	13%		34%

See footnote summary on page 257.

182	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.59	$ 10.32	$ 10.14	$ 9.42		$ 8.89

Income From Investment Operations
Net investment income(a)(b)	.26	.30	.27	.30		.19
Net realized and unrealized gain on investment transactions	.98	.27	.21	.74		.56

Net increase in net asset value from operations	1.24	.57	.48	1.04		.75

Less: Dividends
Dividends from net investment income	(.24)	(.30)	(.30)	(.32)		(.22)

Net asset value, end of period	$ 11.59	$ 10.59	$ 10.32	$ 10.14		$ 9.42

Total Return
Total investment return based on net asset value(c)	11.84%	5.64%	4.87%	11.13%		8.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$280	$166	$461	$870		$697
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.58%	.58%	.58%	.57	%+	.58	%+
Expenses, before waivers/reimbursements(d)	2.82%	2.35%	1.67%	1.53	%+	1.42	%+
Net investment income(b)	2.29%	2.70%	2.63%	2.97	%+	2.00	%+
Portfolio turnover rate	15%	16%	23%	13%		34%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	183

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class R
	Year Ended August 31,
	2014		2013	2012	2011		2010

Net asset value, beginning of period	$ 10.51		$ 10.22	$ 10.02	$ 9.32		$ 8.80

Income From Investment Operations
Net investment income(a)(b)	.19		.19	.21	.24		.14
Net realized and unrealized gain on investment transactions	.99		.33	.21	.74		.55

Net increase in net asset value from operations	1.18		.52	.42	.98		.69

Less: Dividends
Dividends from net investment income	– 0	–	(.23)	(.22)	(.28)		(.17)

Net asset value, end of period	$ 11.69		$ 10.51	$ 10.22	$ 10.02		$ 9.32

Total Return
Total investment return based on net asset value(c)	11.23%		5.17%	4.28%	10.51%		7.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$458		$1,963	$2,552	$3,017		$3,113
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.08%		1.08%	1.08%	1.07	%+	1.08	%+
Expenses, before waivers/reimbursements(d)	3.08%		2.74%	2.37%	2.15	%+	1.98	%+
Net investment income(b)	1.73%		1.79%	2.14%	2.38	%+	1.52	%+
Portfolio turnover rate	15%		16%	23%	13%		34%

See footnote summary on page 257.

184	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class K
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.53	$ 10.25	$ 10.08	$ 9.36		$ 8.83

Income From Investment Operations
Net investment income(a)(b)	.31	.21	.25	.28		.17
Net realized and unrealized gain on investment transactions	.89	.34	.18	.73		.55

Net increase in net asset value from operations	1.20	.55	.43	1.01		.72

Less: Dividends
Dividends from net investment income	(.26)	(.27)	(.26)	(.29)		(.19)

Net asset value, end of period	$ 11.47	$ 10.53	$ 10.25	$ 10.08		$ 9.36

Total Return
Total investment return based on net asset value(c)	11.53%	5.45%	4.42%	10.87%		8.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,941	$8,378	$9,452	$10,268		$11,259
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.83%	.83%	.83%	.82	%+	.83	%+
Expenses, before waivers/reimbursements(d)	2.81%	2.42%	2.05%	1.85	%+	1.72	%+
Net investment income(b)	2.78%	2.00%	2.50%	2.71	%+	1.85	%+
Portfolio turnover rate	15%	16%	23%	13%		34%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	185

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class I
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.54	$ 10.27	$ 10.10	$ 9.39		$ 8.86

Income From Investment Operations
Net investment income(a)(b)	.40	.21	.17	.28		.22
Net realized and unrealized gain on investment transactions	.82	.37	.30	.75		.53

Net increase in net asset value from operations	1.22	.58	.47	1.03		.75

Less: Dividends
Dividends from net investment income	(.29)	(.31)	(.30)	(.32)		(.22)

Net asset value, end of period	$ 11.47	$ 10.54	$ 10.27	$ 10.10		$ 9.39

Total Return
Total investment return based on net asset value(c)	11.78%	5.72%	4.79%	11.03%		8.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$423	$1,480	$2,080	$789		$401
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.58%	.58%	.58%	.57	%+	.58	%+
Expenses, before waivers/reimbursements(d)	2.39%	2.09%	1.75%	1.53	%+	1.39	%+
Net investment income(b)	3.62%	2.06%	1.67%	2.81	%+	2.34	%+
Portfolio turnover rate	15%	16%	23%	13%		34%

See footnote summary on page 257.

186	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class A
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.66	$ 10.18	$ 9.97	$ 9.16		$ 8.67

Income From Investment Operations
Net investment income(a)(b)	.32	.23	.25	.29		.16
Net realized and unrealized gain on investment transactions	1.09	.48	.23	.81		.51

Net increase in net asset value from operations	1.41	.71	.48	1.10		.67

Less: Dividends
Dividends from net investment income	(.28)	(.23)	(.27)	(.29)		(.18)

Net asset value, end of period	$ 11.79	$ 10.66	$ 10.18	$ 9.97		$ 9.16

Total Return
Total investment return based on net asset value(c)	13.42%	7.08%	5.01%	11.99%		7.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,186	$12,438	$24,331	$40,407		$56,196
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.90%	.90%	.90%	.89	%+	.91	%+
Expenses, before waivers/reimbursements(d)	1.47%	1.52%	1.26%	1.15	%+	1.20	%+
Net investment income(b)	2.84%	2.25%	2.50%	2.84	%+	1.73	%+
Portfolio turnover rate	16%	13%	18%	11%		36%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	187

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class B
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.57	$ 10.10	$ 9.87	$ 9.08		$ 8.59

Income From Investment Operations
Net investment income(a)(b)	.26	.14	.17	.21		.10
Net realized and unrealized gain on investment transactions	1.06	.49	.25	.80		.51

Net increase in net asset value from operations	1.32	.63	.42	1.01		.61

Less: Dividends
Dividends from net investment income	(.21)	(.16)	(.19)	(.22)		(.12)

Net asset value, end of period	$ 11.68	$ 10.57	$ 10.10	$ 9.87		$ 9.08

Total Return
Total investment return based on net asset value(c)	12.64%	6.28%	4.34%	11.07%		7.13%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$226	$335	$426	$532		$685
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60%	1.60%	1.60%	1.59	%+	1.61	%+
Expenses, before waivers/reimbursements(d)	2.19%	2.28%	2.02%	1.89	%+	1.94	%+
Net investment income(b)	2.32%	1.38%	1.70%	2.03	%+	1.09	%+
Portfolio turnover rate	16%	13%	18%	11%		36%

See footnote summary on page 257.

188	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class C
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.52	$ 10.06	$ 9.87	$ 9.07		$ 8.59

Income From Investment Operations
Net investment income(a)(b)	.21	.14	.17	.19		.09
Net realized and unrealized gain on investment transactions	1.11	.48	.24	.83		.51

Net increase in net asset value from operations	1.32	.62	.41	1.02		.60

Less: Dividends
Dividends from net investment income	(.22)	(.16)	(.22)	(.22)		(.12)

Net asset value, end of period	$ 11.62	$ 10.52	$ 10.06	$ 9.87		$ 9.07

Total Return
Total investment return based on net asset value(c)	12.66%	6.25%	4.28%	11.19%		7.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,255	$1,849	$2,097	$2,094		$2,016
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60%	1.60%	1.60%	1.59	%+	1.61	%+
Expenses, before waivers/reimbursements(d)	2.17%	2.26%	1.98%	1.89	%+	1.93	%+
Net investment income(b)	1.88%	1.32%	1.70%	1.89	%+	.96	%+
Portfolio turnover rate	16%	13%	18%	11%		36%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	189

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.69	$ 10.22	$ 10.02	$ 9.21		$ 8.71

Income From Investment Operations
Net investment income(a)(b)	.32	.22	.30	.29		.19
Net realized and unrealized gain on investment transactions	1.12	.53	.21	.84		.52

Net increase in net asset value from operations	1.44	.75	.51	1.13		.71

Less: Dividends
Dividends from net investment income	(.33)	(.28)	(.31)	(.32)		(.21)

Net asset value, end of period	$ 11.80	$ 10.69	$ 10.22	$ 10.02		$ 9.21

Total Return
Total investment return based on net asset value(c)	13.72%	7.46%	5.28%	12.27%		8.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,976	$8,433	$5,657	$13,728		$13,461
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.60%	.60%	.60%	.59	%+	.61	%+
Expenses, before waivers/reimbursements(d)	1.16%	1.26%	.96%	.84	%+	.90	%+
Net investment income(b)	2.78%	2.10%	2.87%	2.85	%+	2.00	%+
Portfolio turnover rate	16%	13%	18%	11%		36%

See footnote summary on page 257.

190	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class R
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.66	$ 10.18	$ 9.95	$ 9.14		$ 8.65

Income From Investment Operations
Net investment income(a)(b)	.29	.21	.22	.24		.14
Net realized and unrealized gain on investment transactions	1.10	.48	.24	.83		.52

Net increase in net asset value from operations	1.39	.69	.46	1.07		.66

Less: Dividends
Dividends from net investment income	(.26)	(.21)	(.23)	(.26)		(.17)

Net asset value, end of period	$ 11.79	$ 10.66	$ 10.18	$ 9.95		$ 9.14

Total Return
Total investment return based on net asset value(c)	13.21%	6.87%	4.76%	11.68%		7.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,022	$7,134	$9,553	$12,769		$15,197
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.10%	1.10%	1.10%	1.09	%+	1.11	%+
Expenses, before waivers/reimbursements(d)	1.79%	1.71%	1.59%	1.48	%+	1.52	%+
Net investment income(b)	2.59%	1.98%	2.23%	2.41	%+	1.49	%+
Portfolio turnover rate	16%	13%	18%	11%		36%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	191

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class K
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.68	$ 10.21	$ 9.99	$ 9.18		$ 8.69

Income From Investment Operations
Net investment income(a)(b)	.32	.24	.27	.28		.16
Net realized and unrealized gain on investment transactions	1.10	.48	.22	.82		.52

Net increase in net asset value from operations	1.42	.72	.49	1.10		.68

Less: Dividends
Dividends from net investment income	(.30)	(.25)	(.27)	(.29)		(.19)

Net asset value, end of period	$ 11.80	$ 10.68	$ 10.21	$ 9.99		$ 9.18

Total Return
Total investment return based on net asset value(c)	13.49%	7.11%	5.05%	12.01%		7.77%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,151	$24,601	$36,508	$59,760		$66,383
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.85%	.85%	.85%	.84	%+	.86	%+
Expenses, before waivers/reimbursements(d)	1.48%	1.40%	1.27%	1.19	%+	1.21	%+
Net investment income(b)	2.82%	2.28%	2.70%	2.75	%+	1.75	%+
Portfolio turnover rate	16%	13%	18%	11%		36%

See footnote summary on page 257.

192	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class I
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.68	$ 10.23	$ 10.02	$ 9.21		$ 8.71

Income From Investment Operations
Net investment income(a)(b)	.48	.27	.26	.30		.20
Net realized and unrealized gain on investment transactions	.95	.47	.25	.83		.51

Net increase in net asset value from operations	1.43	.74	.51	1.13		.71

Less: Dividends
Dividends from net investment income	(.34)	(.29)	(.30)	(.32)		(.21)

Net asset value, end of period	$ 11.77	$ 10.68	$ 10.23	$ 10.02		$ 9.21

Total Return
Total investment return based on net asset value(c)	13.65%	7.40%	5.32%	12.29%		8.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$577	$2,758	$4,597	$5,141		$6,966
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.60%	.60%	.60%	.59	%+	.61	%+
Expenses, before waivers/reimbursements(d)	1.17%	1.07%	.93%	.87	%+	.88	%+
Net investment income(b)	4.32%	2.53%	2.62%	2.94	%+	2.18	%+
Portfolio turnover rate	16%	13%	18%	11%		36%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	193

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class A
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.83	$ 10.18	$ 9.93	$ 9.09		$ 8.64

Income From Investment Operations
Net investment income(a)(b)	.36	.21	.21	.26		.15
Net realized and unrealized gain on investment transactions	1.27	.68	.29	.86		.47

Net increase in net asset value from operations	1.63	.89	.50	1.12		.62

Less: Dividends
Dividends from net investment income	(.32)	(.24)	(.25)	(.28)		(.17)

Net asset value, end of period	$ 12.14	$ 10.83	$ 10.18	$ 9.93		$ 9.09

Total Return
Total investment return based on net asset value(c)	15.30%	8.89%	5.20%	12.32%		7.16%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,424	$33,281	$59,820	$75,411		$90,837
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.93%	.94%	.94%	.93	%+	.95	%+
Expenses, before waivers/reimbursements(d)	1.24%	1.26%	1.09%	1.10	%+	1.15	%+
Net investment income(b)	3.07%	2.00%	2.16%	2.59	%+	1.66	%+
Portfolio turnover rate	13%	9%	17%	16%		38%

See footnote summary on page 257.

194	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class B
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.75	$ 10.09	$ 9.84	$ 9.00		$ 8.56

Income From Investment Operations
Net investment income(a)(b)	.26	.14	.15	.19		.09
Net realized and unrealized gain on investment transactions	1.27	.68	.28	.86		.46

Net increase in net asset value from operations	1.53	.82	.43	1.05		.55

Less: Dividends
Dividends from net investment income	(.23)	(.16)	(.18)	(.21)		(.11)

Net asset value, end of period	$ 12.05	$ 10.75	$ 10.09	$ 9.84		$ 9.00

Total Return
Total investment return based on net asset value(c)	14.39%	8.20%	4.46%	11.67%		6.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,088	$1,218	$1,581	$2,079		$2,151
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.63%	1.64%	1.64%	1.63	%+	1.65	%+
Expenses, before waivers/reimbursements(d)	1.96%	1.99%	1.83%	1.82	%+	1.88	%+
Net investment income(b)	2.24%	1.30%	1.56%	1.82	%+	.93	%+
Portfolio turnover rate	13%	9%	17%	16%		38%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	195

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class C
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.69	$ 10.06	$ 9.84	$ 9.00		$ 8.56

Income From Investment Operations
Net investment income(a)(b)	.24	.13	.13	.16		.08
Net realized and unrealized gain on investment transactions	1.29	.68	.29	.89		.47

Net increase in net asset value from operations	1.53	.81	.42	1.05		.55

Less: Dividends
Dividends from net investment income	(.24)	(.18)	(.20)	(.21)		(.11)

Net asset value, end of period	$ 11.98	$ 10.69	$ 10.06	$ 9.84		$ 9.00

Total Return
Total investment return based on net asset value(c)	14.48%	8.16%	4.43%	11.67%		6.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,941	$5,295	$5,157	$4,289		$3,258
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.63%	1.64%	1.64%	1.63	%+	1.65	%+
Expenses, before waivers/reimbursements(d)	1.95%	1.99%	1.80%	1.83	%+	1.88	%+
Net investment income(b)	2.07%	1.19%	1.37%	1.60	%+	.91	%+
Portfolio turnover rate	13%	9%	17%	16%		38%

See footnote summary on page 257.

196	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.91	$ 10.26	$ 10.00	$ 9.15		$ 8.69

Income From Investment Operations
Net investment income(a)(b)	.36	.22	.28	.28		.18
Net realized and unrealized gain on investment transactions	1.31	.71	.26	.88		.48

Net increase in net asset value from operations	1.67	.93	.54	1.16		.66

Less: Dividends
Dividends from net investment income	(.36)	(.28)	(.28)	(.31)		(.20)

Net asset value, end of period	$ 12.22	$ 10.91	$ 10.26	$ 10.00		$ 9.15

Total Return
Total investment return based on net asset value(c)	15.58%	9.26%	5.59%	12.68%		7.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,986	$3,423	$3,662	$13,101		$13,781
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.63%	.64%	.64%	.63	%+	.65	%+
Expenses, before waivers/reimbursements(d)	.94%	.97%	.78%	.80	%+	.85	%+
Net investment income(b)	3.09%	2.05%	2.73%	2.69	%+	1.95	%+
Portfolio turnover rate	13%	9%	17%	16%		38%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	197

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class R
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.86	$ 10.20	$ 9.91	$ 9.06		$ 8.61

Income From Investment Operations
Net investment income(a)(b)	.31	.20	.19	.24		.13
Net realized and unrealized gain on investment transactions	1.30	.67	.30	.87		.47

Net increase in net asset value from operations	1.61	.87	.49	1.11		.60

Less: Dividends
Dividends from net investment income	(.27)	(.21)	(.20)	(.26)		(.15)

Net asset value, end of period	$ 12.20	$ 10.86	$ 10.20	$ 9.91		$ 9.06

Total Return
Total investment return based on net asset value(c)	15.06%	8.59%	5.08%	12.18%		6.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,731	$18,640	$26,932	$32,067		$37,765
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.13%	1.14%	1.14%	1.13	%+	1.15	%+
Expenses, before waivers/reimbursements(d)	1.59%	1.51%	1.48%	1.47	%+	1.48	%+
Net investment income(b)	2.64%	1.88%	1.94%	2.36	%+	1.38	%+
Portfolio turnover rate	13%	9%	17%	16%		38%

See footnote summary on page 257.

198	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class K
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.90	$ 10.24	$ 9.97	$ 9.12		$ 8.66

Income From Investment Operations
Net investment income(a)(b)	.34	.24	.23	.26		.16
Net realized and unrealized gain on investment transactions	1.30	.66	.28	.87		.47

Net increase in net asset value from operations	1.64	.90	.51	1.13		.63

Less: Dividends
Dividends from net investment income	(.32)	(.24)	(.24)	(.28)		(.17)

Net asset value, end of period	$ 12.22	$ 10.90	$ 10.24	$ 9.97		$ 9.12

Total Return
Total investment return based on net asset value(c)	15.33%	8.89%	5.35%	12.39%		7.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,145	$57,414	$86,772	$110,593		$110,450
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.88%	.89%	.89%	.88	%+	.90	%+
Expenses, before waivers/reimbursements(d)	1.28%	1.22%	1.17%	1.16	%+	1.17	%+
Net investment income(b)	2.88%	2.24%	2.29%	2.53	%+	1.67	%+
Portfolio turnover rate	13%	9%	17%	16%		38%
See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	199

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class I
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.88	$ 10.24	$ 9.98	$ 9.14		$ 8.69

Income From Investment Operations
Net investment income(a)(b)	.45	.22	.25	.29		.19
Net realized and unrealized gain on investment transactions	1.22	.70	.29	.87		.46

Net increase in net asset value from operations	1.67	.92	.54	1.16		.65

Less: Dividends
Dividends from net investment income	(.38)	(.28)	(.28)	(.32)		(.20)

Net asset value, end of period	$ 12.17	$ 10.88	$ 10.24	$ 9.98		$ 9.14

Total Return
Total investment return based on net asset value(c)	15.63%	9.15%	5.64%	12.69%		7.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,226	$10,192	$13,805	$43,280		$32,261
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.63%	.64%	.64%	.63	%+	.65	%+
Expenses, before waivers/reimbursements(d)	.84%	.80%	.80%	.82	%+	.78	%+
Net investment income(b)	3.85%	2.04%	2.49%	2.84	%+	2.00	%+
Portfolio turnover rate	13%	9%	17%	16%		38%

See footnote summary on page 257.

200	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class A
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.80	$ 9.97	$ 9.70	$ 8.82		$ 8.42

Income From Investment Operations
Net investment income(a)(b)	.35	.18	.18	.25		.14
Net realized and unrealized gain on investment transactions	1.39	.85	.30	.88		.42

Net increase in net asset value from operations	1.74	1.03	.48	1.13		.56

Less: Dividends
Dividends from net investment income	(.32)	(.20)	(.21)	(.25)		(.16)

Net asset value, end of period	$ 12.22	$ 10.80	$ 9.97	$ 9.70		$ 8.82

Total Return
Total investment return based on net asset value(c)	16.38%	10.48%	5.15%	12.75%		6.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,233	$45,083	$72,537	$89,111		$108,557
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	.98%	.98%	.97	%+	.99	%+
Expenses, before waivers/reimbursements(d)	1.14%	1.24%	1.12%	1.08	%+	1.14	%+
Net investment income(b)	2.99%	1.74%	1.86%	2.43	%+	1.58	%+
Portfolio turnover rate	13%	9%	17%	14%		38%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	201

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class B
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.67	$ 9.86	$ 9.58	$ 8.72		$ 8.34

Income From Investment Operations
Net investment income(a)(b)	.27	.10	.11	.17		.08
Net realized and unrealized gain on investment transactions	1.37	.84	.31	.87		.41

Net increase in net asset value from operations	1.64	.94	.42	1.04		.49

Less: Dividends
Dividends from net investment income	(.23)	(.13)	(.14)	(.18)		(.11)

Net asset value, end of period	$ 12.08	$ 10.67	$ 9.86	$ 9.58		$ 8.72

Total Return
Total investment return based on net asset value(c)	15.61%	9.66%	4.49%	11.88%		5.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,213	$1,521	$1,684	$1,928		$2,093
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.67%	1.68%	1.68%	1.67	%+	1.69	%+
Expenses, before waivers/reimbursements(d)	1.86%	1.97%	1.86%	1.81	%+	1.88	%+
Net investment income(b)	2.34%	.96%	1.13%	1.70	%+	.91	%+
Portfolio turnover rate	13%	9%	17%	14%		38%

See footnote summary on page 257.

202	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class C
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.68	$ 9.87	$ 9.60	$ 8.73		$ 8.35

Income From Investment Operations
Net investment income(a)(b)	.25	.09	.10	.16		.07
Net realized and unrealized gain on investment transactions	1.39	.86	.31	.89		.42

Net increase in net asset value from operations	1.64	.95	.41	1.05		.49

Less: Dividends
Dividends from net investment income	(.24)	(.14)	(.14)	(.18)		(.11)

Net asset value, end of period	$ 12.08	$ 10.68	$ 9.87	$ 9.60		$ 8.73

Total Return
Total investment return based on net asset value(c)	15.61%	9.66%	4.41%	11.99%		5.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,534	$6,055	$5,405	$6,326		$5,196
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.67%	1.68%	1.68%	1.67	%+	1.69	%+
Expenses, before waivers/reimbursements(d)	1.85%	1.97%	1.85%	1.81	%+	1.87	%+
Net investment income(b)	2.15%	.84%	1.04%	1.60	%+	.81	%+
Portfolio turnover rate	13%	9%	17%	14%		38%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	203

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.85	$ 10.03	$ 9.77	$ 8.88		$ 8.48

Income From Investment Operations
Net investment income(a)(b)	.36	.20	.23	.26		.17
Net realized and unrealized gain on investment transactions	1.43	.86	.28	.91		.42

Net increase in net asset value from operations	1.79	1.06	.51	1.17		.59

Less: Dividends
Dividends from net investment income	(.36)	(.24)	(.25)	(.28)		(.19)

Net asset value, end of period	$ 12.28	$ 10.85	$ 10.03	$ 9.77		$ 8.88

Total Return
Total investment return based on net asset value(c)	16.79%	10.75%	5.38%	13.09%		6.91%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,725	$4,963	$4,806	$12,351		$14,256
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.67%	.68%	.68%	.67	%+	.69	%+
Expenses, before waivers/reimbursements(d)	.84%	.95%	.82%	.78	%+	.84	%+
Net investment income(b)	3.04%	1.88%	2.35%	2.60	%+	1.83	%+
Portfolio turnover rate	13%	9%	17%	14%		38%

See footnote summary on page 257.

204	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class R
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.79	$ 9.96	$ 9.67	$ 8.79		$ 8.40

Income From Investment Operations
Net investment income(a)(b)	.30	.16	.16	.22		.12
Net realized and unrealized gain on investment transactions	1.42	.84	.30	.89		.42

Net increase in net asset value from operations	1.72	1.00	.46	1.11		.54

Less: Dividends
Dividends from net investment income	(.27)	(.17)	(.17)	(.23)		(.15)

Net asset value, end of period	$ 12.24	$ 10.79	$ 9.96	$ 9.67		$ 8.79

Total Return
Total investment return based on net asset value(c)	16.22%	10.18%	4.92%	12.55%		6.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,117	$29,764	$38,244	$43,784		$46,261
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.17%	1.18%	1.18%	1.17	%+	1.19	%+
Expenses, before waivers/reimbursements(d)	1.51%	1.48%	1.46%	1.43	%+	1.45	%+
Net investment income(b)	2.59%	1.56%	1.64%	2.15	%+	1.35	%+
Portfolio turnover rate	13%	9%	17%	14%		38%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	205

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class K
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.85	$ 10.01	$ 9.73	$ 8.85		$ 8.45

Income From Investment Operations
Net investment income(a)(b)	.34	.21	.20	.25		.14
Net realized and unrealized gain on investment transactions	1.42	.83	.29	.88		.43

Net increase in net asset value from operations	1.76	1.04	.49	1.13		.57

Less: Dividends
Dividends from net investment income	(.33)	(.20)	(.21)	(.25)		(.17)

Net asset value, end of period	$ 12.28	$ 10.85	$ 10.01	$ 9.73		$ 8.85

Total Return
Total investment return based on net asset value(c)	16.49%	10.51%	5.24%	12.76%		6.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$99,738	$91,466	$128,651	$183,105		$175,828
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.92%	.93%	.93%	.92	%+	.94	%+
Expenses, before waivers/reimbursements(d)	1.20%	1.18%	1.14%	1.12	%+	1.15	%+
Net investment income(b)	2.89%	1.99%	2.04%	2.44	%+	1.59	%+
Portfolio turnover rate	13%	9%	17%	14%		38%

See footnote summary on page 257.

206	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class I
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.84	$ 10.02	$ 9.76	$ 8.87		$ 8.48

Income From Investment Operations
Net investment income(a)(b)	.45	.20	.18	.24		.18
Net realized and unrealized gain on investment transactions	1.33	.87	.33	.93		.40

Net increase in net asset value from operations	1.78	1.07	.51	1.17		.58

Less: Dividends
Dividends from net investment income	(.37)	(.25)	(.25)	(.28)		(.19)

Net asset value, end of period	$ 12.25	$ 10.84	$ 10.02	$ 9.76		$ 8.87

Total Return
Total investment return based on net asset value(c)	16.76%	10.87%	5.42%	13.14%		6.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,175	$31,229	$29,126	$24,065		$21,749
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.67%	.68%	.68%	.67	%+	.69	%+
Expenses, before waivers/reimbursements(d)	.82%	.83%	.76%	.79	%+	.81	%+
Net investment income(b)	3.88%	1.89%	1.87%	2.39	%+	1.96	%+
Portfolio turnover rate	13%	9%	17%	14%		38%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	207

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class A
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 11.05	$ 10.00	$ 9.68	$ 8.78		$ 8.45

Income From Investment Operations
Net investment income(a)(b)	.35	.15	.15	.23		.14
Net realized and unrealized gain on investment transactions	1.56	1.07	.36	.91		.34

Net increase in net asset value from operations	1.91	1.22	.51	1.14		.48

Less: Dividends
Dividends from net investment income	(.33)	(.17)	(.19)	(.24)		(.15)

Net asset value, end of period	$ 12.63	$ 11.05	$ 10.00	$ 9.68		$ 8.78

Total Return
Total investment return based on net asset value(c)	17.56%	12.38%	5.39%	12.90%		5.69%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,050	$44,347	$65,745	$91,511		$109,018
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.99%	1.00%	1.00%	.99	%+	1.01	%+
Expenses, before waivers/reimbursements(d)	1.15%	1.25%	1.13%	1.12	%+	1.21	%+
Net investment income(b)	2.95%	1.44%	1.58%	2.31	%+	1.52	%+
Portfolio turnover rate	16%	12%	19%	14%		34%

See footnote summary on page 257.

208	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class B
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.90	$ 9.87	$ 9.55	$ 8.66		$ 8.35

Income From Investment Operations
Net investment income(a)(b)	.26	.08	.08	.16		.08
Net realized and unrealized gain on investment transactions	1.54	1.06	.35	.91		.33

Net increase in net asset value from operations	1.80	1.14	.43	1.07		.41

Less: Dividends
Dividends from net investment income	(.26)	(.11)	(.11)	(.18)		(.10)

Net asset value, end of period	$ 12.44	$ 10.90	$ 9.87	$ 9.55		$ 8.66

Total Return
Total investment return based on net asset value(c)	16.75%	11.66%	4.64%	12.24%		4.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,226	$1,198	$1,172	$1,254		$1,239
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.69%	1.70%	1.70%	1.69	%+	1.71	%+
Expenses, before waivers/reimbursements(d)	1.87%	1.99%	1.87%	1.87	%+	1.96	%+
Net investment income(b)	2.24%	.72%	.81%	1.60	%+	.83	%+
Portfolio turnover rate	16%	12%	19%	14%		34%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	209

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class C
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.89	$ 9.87	$ 9.56	$ 8.67		$ 8.36

Income From Investment Operations
Net investment income(a)(b)	.25	.07	.07	.15		.07
Net realized and unrealized gain on investment transactions	1.54	1.07	.36	.92		.34

Net increase in net asset value from operations	1.79	1.14	.43	1.07		.41

Less: Dividends
Dividends from net investment income	(.26)	(.12)	(.12)	(.18)		(.10)

Net asset value, end of period	$ 12.42	$ 10.89	$ 9.87	$ 9.56		$ 8.67

Total Return
Total investment return based on net asset value(c)	16.61%	11.64%	4.59%	12.22%		4.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,556	$4,730	$4,254	$3,758		$3,367
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.69%	1.70%	1.70%	1.69	%+	1.71	%+
Expenses, before waivers/reimbursements(d)	1.86%	1.98%	1.87%	1.88	%+	1.94	%+
Net investment income(b)	2.09%	.64%	.72%	1.51	%+	.80	%+
Portfolio turnover rate	16%	12%	19%	14%		34%

See footnote summary on page 257.

210	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 11.10	$ 10.05	$ 9.74	$ 8.83		$ 8.49

Income From Investment Operations
Net investment income(a)(b)	.36	.17	.21	.25		.16
Net realized and unrealized gain on investment transactions	1.59	1.09	.32	.93		.36

Net increase in net asset value from operations	1.95	1.26	.53	1.18		.52

Less: Dividends
Dividends from net investment income	(.37)	(.21)	(.22)	(.27)		(.18)

Net asset value, end of period	$ 12.68	$ 11.10	$ 10.05	$ 9.74		$ 8.83

Total Return
Total investment return based on net asset value(c)	17.88%	12.75%	5.61%	13.27%		6.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,539	$3,589	$3,239	$9,124		$11,879
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.69%	.70%	.70%	.69	%+	.71	%+
Expenses, before waivers/reimbursements(d)	.85%	.97%	.83%	.83	%+	.91	%+
Net investment income(b)	3.01%	1.62%	2.10%	2.48	%+	1.79	%+
Portfolio turnover rate	16%	12%	19%	14%		34%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	211

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class R
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 11.07	$ 10.01	$ 9.68	$ 8.76		$ 8.44

Income From Investment Operations
Net investment income(a)(b)	.32	.14	.13	.21		.12
Net realized and unrealized gain on investment transactions	1.57	1.07	.35	.92		.34

Net increase in net asset value from operations	1.89	1.21	.48	1.13		.46

Less: Dividends
Dividends from net investment income	(.29)	(.15)	(.15)	(.21)		(.14)

Net asset value, end of period	$ 12.67	$ 11.07	$ 10.01	$ 9.68		$ 8.76

Total Return
Total investment return based on net asset value(c)	17.32%	12.19%	5.07%	12.87%		5.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,526	$26,513	$33,543	$41,027		$43,554
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.19%	1.20%	1.20%	1.19	%+	1.21	%+
Expenses, before waivers/reimbursements(d)	1.51%	1.48%	1.47%	1.47	%+	1.53	%+
Net investment income(b)	2.66%	1.28%	1.36%	2.05	%+	1.29	%+
Portfolio turnover rate	16%	12%	19%	14%		34%

See footnote summary on page 257.

212	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class K
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 11.09	$ 10.03	$ 9.71	$ 8.80		$ 8.47

Income From Investment Operations
Net investment income(a)(b)	.33	.17	.16	.23		.14
Net realized and unrealized gain on investment transactions	1.59	1.07	.35	.93		.35

Net increase in net asset value from operations	1.92	1.24	.51	1.16		.49

Less: Dividends
Dividends from net investment income	(.34)	(.18)	(.19)	(.25)		(.16)

Net asset value, end of period	$ 12.67	$ 11.09	$ 10.03	$ 9.71		$ 8.80

Total Return
Total investment return based on net asset value(c)	17.59%	12.48%	5.43%	13.05%		5.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$112,791	$91,975	$118,522	$137,594		$120,931
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.94%	.95%	.95%	.94	%+	.96	%+
Expenses, before waivers/reimbursements(d)	1.20%	1.18%	1.16%	1.14	%+	1.22	%+
Net investment income(b)	2.77%	1.61%	1.61%	2.26	%+	1.56	%+
Portfolio turnover rate	16%	12%	19%	14%		34%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	213

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class I
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 11.09	$ 10.05	$ 9.74	$ 8.83		$ 8.50

Income From Investment Operations
Net investment income(a)(b)	.51	.17	.15	.26		.18
Net realized and unrealized gain on investment transactions	1.44	1.09	.39	.92		.33

Net increase in net asset value from operations	1.95	1.26	.54	1.18		.51

Less: Dividends
Dividends from net investment income	(.38)	(.22)	(.23)	(.27)		(.18)

Net asset value, end of period	$ 12.66	$ 11.09	$ 10.05	$ 9.74		$ 8.83

Total Return
Total investment return based on net asset value(c)	17.90%	12.74%	5.70%	13.27%		5.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,226	$17,938	$16,305	$13,870		$17,678
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.69%	.70%	.70%	.69	%+	.71	%+
Expenses, before waivers/reimbursements(d)	.87%	.86%	.79%	.83	%+	.89	%+
Net investment income(b)	4.28%	1.58%	1.54%	2.53	%+	1.91	%+
Portfolio turnover rate	16%	12%	19%	14%		34%

See footnote summary on page 257.

214	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class A
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 11.12	$ 9.87	$ 9.53	$ 8.59		$ 8.35

Income From Investment Operations
Net investment income(a)(b)	.35	.13	.13	.20		.12
Net realized and unrealized gain on investment transactions	1.71	1.26	.37	.94		.25

Net increase in net asset value from operations	2.06	1.39	.50	1.14		.37

Less: Dividends
Dividends from net investment income	(.32)	(.14)	(.16)	(.20)		(.13)

Net asset value, end of period	$ 12.86	$ 11.12	$ 9.87	$ 9.53		$ 8.59

Total Return
Total investment return based on net asset value(c)	18.76%	14.23%	5.44%	13.15%		4.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,422	$44,321	$59,593	$74,095		$88,919
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.01%	1.02%	1.02%	1.02	%+	1.03	%+
Expenses, before waivers/reimbursements(d)	1.24%	1.29%	1.28%	1.19	%+	1.25	%+
Net investment income(b)	2.87%	1.21%	1.34%	1.99	%+	1.31	%+
Portfolio turnover rate	14%	11%	22%	12%		30%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	215

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class B
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.98	$ 9.75	$ 9.40	$ 8.47		$ 8.25

Income From Investment Operations
Net investment income(a)(b)	.26	.04	.06	.12		.06
Net realized and unrealized gain on investment transactions	1.69	1.26	.37	.94		.24

Net increase in net asset value from operations	1.95	1.30	.43	1.06		.30

Less: Dividends
Dividends from net investment income	(.20)	(.07)	(.08)	(.13)		(.08)

Net asset value, end of period	$ 12.73	$ 10.98	$ 9.75	$ 9.40		$ 8.47

Total Return
Total investment return based on net asset value(c)	17.95%	13.42%	4.70%	12.41%		3.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,027	$1,068	$960	$1,141		$1,145
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.71%	1.72%	1.72%	1.72	%+	1.73	%+
Expenses, before waivers/reimbursements(d)	1.96%	2.03%	2.03%	1.93	%+	2.00	%+
Net investment income(b)	2.14%	.41%	.62%	1.23	%+	.63	%+
Portfolio turnover rate	14%	11%	22%	12%		30%

See footnote summary on page 257.

216	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class C
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 10.97	$ 9.75	$ 9.40	$ 8.47		$ 8.25

Income From Investment Operations
Net investment income(a)(b)	.25	.04	.05	.13		.05
Net realized and unrealized gain on investment transactions	1.70	1.27	.39	.93		.25

Net increase in net asset value from operations	1.95	1.31	.44	1.06		.30

Less: Dividends
Dividends from net investment income	(.19)	(.09)	(.09)	(.13)		(.08)

Net asset value, end of period	$ 12.73	$ 10.97	$ 9.75	$ 9.40		$ 8.47

Total Return
Total investment return based on net asset value(c)	17.95%	13.46%	4.74%	12.41%		3.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,808	$5,396	$4,832	$4,428		$4,475
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.71%	1.72%	1.72%	1.72	%+	1.73	%+
Expenses, before waivers/reimbursements(d)	1.95%	2.01%	2.03%	1.94	%+	1.99	%+
Net investment income(b)	2.08%	.42%	.50%	1.28	%+	.60	%+
Portfolio turnover rate	14%	11%	22%	12%		30%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	217

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 11.18	$ 9.93	$ 9.59	$ 8.64		$ 8.40

Income From Investment Operations
Net investment income(a)(b)	.37	.14	.18	.21		.14
Net realized and unrealized gain on investment transactions	1.73	1.29	.35	.96		.26

Net increase in net asset value from operations	2.10	1.43	.53	1.17		.40

Less: Dividends
Dividends from net investment income	(.37)	(.18)	(.19)	(.22)		(.16)

Net asset value, end of period	$ 12.91	$ 11.18	$ 9.93	$ 9.59		$ 8.64

Total Return
Total investment return based on net asset value(c)	19.15%	14.56%	5.78%	13.51%		4.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,700	$3,832	$2,996	$7,280		$10,226
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.71%	.72%	.72%	.72	%+	.73	%+
Expenses, before waivers/reimbursements(d)	.94%	1.00%	.96%	.89	%+	.96	%+
Net investment income(b)	2.99%	1.33%	1.85%	2.14	%+	1.56	%+
Portfolio turnover rate	14%	11%	22%	12%		30%

See footnote summary on page 257.

218	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class R
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 11.11	$ 9.86	$ 9.51	$ 8.57		$ 8.33

Income From Investment Operations
Net investment income(a)(b)	.31	.11	.11	.17		.10
Net realized and unrealized gain on investment transactions	1.73	1.26	.37	.95		.26

Net increase in net asset value from operations	2.04	1.37	.48	1.12		.36

Less: Dividends
Dividends from net investment income	(.25)	(.12)	(.13)	(.18)		(.12)

Net asset value, end of period	$ 12.90	$ 11.11	$ 9.86	$ 9.51		$ 8.57

Total Return
Total investment return based on net asset value(c)	18.58%	14.01%	5.17%	13.00%		4.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,218	$28,241	$34,877	$40,174		$37,223
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.21%	1.22%	1.22%	1.22	%+	1.23	%+
Expenses, before waivers/reimbursements(d)	1.58%	1.56%	1.53%	1.51	%+	1.53	%+
Net investment income(b)	2.57%	1.03%	1.11%	1.72	%+	1.08	%+
Portfolio turnover rate	14%	11%	22%	12%		30%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	219

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class K
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 11.13	$ 9.88	$ 9.54	$ 8.60		$ 8.36

Income From Investment Operations
Net investment income(a)(b)	.32	.15	.14	.20		.12
Net realized and unrealized gain on investment transactions	1.75	1.25	.36	.95		.26

Net increase in net asset value from operations	2.07	1.40	.50	1.15		.38

Less: Dividends
Dividends from net investment income	(.32)	(.15)	(.16)	(.21)		(.14)

Net asset value, end of period	$ 12.88	$ 11.13	$ 9.88	$ 9.54		$ 8.60

Total Return
Total investment return based on net asset value(c)	18.86%	14.29%	5.46%	13.25%		4.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$83,822	$73,628	$90,629	$117,596		$114,731
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.96%	.97%	.97%	.97	%+	.98	%+
Expenses, before waivers/reimbursements(d)	1.27%	1.26%	1.22%	1.21	%+	1.22	%+
Net investment income(b)	2.67%	1.37%	1.46%	1.99	%+	1.34	%+
Portfolio turnover rate	14%	11%	22%	12%		30%

See footnote summary on page 257.

220	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class I
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 11.13	$ 9.89	$ 9.57	$ 8.62		$ 8.38

Income From Investment Operations
Net investment income(a)(b)	.51	.15	.13	.22		.15
Net realized and unrealized gain on investment transactions	1.58	1.28	.39	.96		.26

Net increase in net asset value from operations	2.09	1.43	.52	1.18		.41

Less: Dividends
Dividends from net investment income	(.38)	(.19)	(.20)	(.23)		(.17)

Net asset value, end of period	$ 12.84	$ 11.13	$ 9.89	$ 9.57		$ 8.62

Total Return
Total investment return based on net asset value(c)	19.10%	14.69%	5.63%	13.59%		4.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,202	$17,539	$16,847	$14,167		$13,897
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.71%	.72%	.72%	.72	%+	.73	%+
Expenses, before waivers/reimbursements(d)	.93%	.93%	.86%	.89	%+	.90	%+
Net investment income(b)	4.23%	1.36%	1.37%	2.18	%+	1.67	%+
Portfolio turnover rate	14%	11%	22%	12%		30%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	221

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2035 Retirement Strategy
Class A
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.24	$ 9.81	$ 9.45	$ 8.47	$ 8.31

Income From Investment Operations
Net investment income(a)(b)	.31	.10	.10	.16	.09
Net realized and unrealized gain on investment transactions	1.85	1.43	.39	.97	.18

Net increase in net asset value from operations	2.16	1.53	.49	1.13	.27

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.10)	(.13)	(.15)	(.08)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.03)

Total dividends and distributions	(.28)	(.10)	(.13)	(.15)	(.11)

Net asset value, end of period	$ 13.12	$ 11.24	$ 9.81	$ 9.45	$ 8.47

Total Return
Total investment return based on net asset value(c)	19.44%	15.71%	5.36%	13.29%	3.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,641	$29,513	$38,155	$51,488	$62,369
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.01%	1.02%	1.02%	1.02	%+	1.04	%+
Expenses, before waivers/reimbursements(d)	1.29%	1.34%	1.37%	1.24	%+	1.33	%+
Net investment income(b)	2.49%	.91%	1.09%	1.62	%+	.96	%+
Portfolio turnover rate	17%	13%	24%	14%	28%

See footnote summary on page 257.

222	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2035 Retirement Strategy
Class B
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.11	$ 9.71	$ 9.34	$ 8.37	$ 8.23

Income From Investment Operations
Net investment income(a)(b)	.22	.01	.03	.09	.02
Net realized and unrealized gain on investment transactions	1.84	1.42	.41	.97	.17

Net increase in net asset value from operations	2.06	1.43	.44	1.06	.19

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.03)	(.07)	(.09)	(.02)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.03)

Total dividends and distributions	(.14)	(.03)	(.07)	(.09)	(.05)

Net asset value, end of period	$ 13.03	$ 11.11	$ 9.71	$ 9.34	$ 8.37

Total Return
Total investment return based on net asset value(c)	18.68%	14.80%	4.76%	12.59%	2.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$693	$800	$724	$810	$822
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.71%	1.72%	1.72%	1.72	%+	1.74	%+
Expenses, before waivers/reimbursements(d)	2.00%	2.07%	2.12%	1.98	%+	2.07	%+
Net investment income(b)	1.78%	.12%	.36%	.88	%+	.27	%+
Portfolio turnover rate	17%	13%	24%	14%	28%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	223

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2035 Retirement Strategy
Class C
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.09	$ 9.71	$ 9.34	$ 8.38	$ 8.23

Income From Investment Operations
Net investment income(a)(b)	.20	.02	.03	.09	.02
Net realized and unrealized gain on investment transactions	1.85	1.42	.40	.96	.18

Net increase in net asset value from operations	2.05	1.44	.43	1.05	.20

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.06)	(.06)	(.09)	(.02)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.03)

Total dividends and distributions	(.14)	(.06)	(.06)	(.09)	(.05)

Net asset value, end of period	$ 13.00	$ 11.09	$ 9.71	$ 9.34	$ 8.38

Total Return
Total investment return based on net asset value(c)	18.63%	14.86%	4.67%	12.46%	2.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,646	$3,562	$3,015	$2,746	$2,684
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.71%	1.72%	1.72%	1.72	%+	1.74	%+
Expenses, before waivers/reimbursements(d)	1.99%	2.06%	2.13%	2.00	%+	2.07	%+
Net investment income(b)	1.63%	.15%	.30%	.89	%+	.21	%+
Portfolio turnover rate	17%	13%	24%	14%	28%

See footnote summary on page 257.

224	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2035 Retirement Strategy
Advisor Class
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.28	$ 9.86	$ 9.50	$ 8.52	$ 8.35

Income From Investment Operations
Net investment income(a)(b)	.32	.12	.14	.18	.11
Net realized and unrealized gain on investment transactions	1.88	1.44	.39	.98	.19

Net increase in net asset value from operations	2.20	1.56	.53	1.16	.30

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.14)	(.17)	(.18)	(.10)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.03)

Total dividends and distributions	(.33)	(.14)	(.17)	(.18)	(.13)

Net asset value, end of period	$ 13.15	$ 11.28	$ 9.86	$ 9.50	$ 8.52

Total Return
Total investment return based on net asset value(c)	19.84%	16.02%	5.76%	13.55%	3.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,529	$4,214	$3,835	$6,148	$7,819
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.71%	.72%	.72%	.72	%+	.74	%+
Expenses, before waivers/reimbursements(d)	.99%	1.04%	1.07%	.95	%+	1.03	%+
Net investment income(b)	2.59%	1.13%	1.44%	1.79	%+	1.23	%+
Portfolio turnover rate	17%	13%	24%	14%	28%
See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	225

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2035 Retirement Strategy
Class R
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.16	$ 9.76	$ 9.37	$ 8.41	$ 8.25

Income From Investment Operations
Net investment income(a)(b)	.28	.08	.08	.14	.06
Net realized and unrealized gain on investment transactions	1.85	1.41	.40	.96	.19

Net increase in net asset value from operations	2.13	1.49	.48	1.10	.25

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.09)	(.09)	(.14)	(.06)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.03)

Total dividends and distributions	(.21)	(.09)	(.09)	(.14)	(.09)

Net asset value, end of period	$ 13.08	$ 11.16	$ 9.76	$ 9.37	$ 8.41

Total Return
Total investment return based on net asset value(c)	19.29%	15.38%	5.25%	13.02%	2.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,053	$17,474	$21,448	$25,612	$24,873
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.21%	1.22%	1.22%	1.22	%+	1.24	%+
Expenses, before waivers/reimbursements(d)	1.62%	1.62%	1.59%	1.56	%+	1.60	%+
Net investment income(b)	2.31%	.78%	.88%	1.35	%+	.73	%+
Portfolio turnover rate	17%	13%	24%	14%	28%

See footnote summary on page 257.

226	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2035 Retirement Strategy
Class K
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.21	$ 9.81	$ 9.44	$ 8.47	$ 8.32

Income From Investment Operations
Net investment income(a)(b)	.30	.11	.11	.16	.09
Net realized and unrealized gain on investment transactions	1.86	1.41	.40	.98	.17

Net increase in net asset value from operations	2.16	1.52	.51	1.14	.26

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.12)	(.14)	(.17)	(.08)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.03)

Total dividends and distributions	(.28)	(.12)	(.14)	(.17)	(.11)

Net asset value, end of period	$ 13.09	$ 11.21	$ 9.81	$ 9.44	$ 8.47

Total Return
Total investment return based on net asset value(c)	19.52%	15.66%	5.52%	13.36%	3.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72,658	$61,121	$69,370	$83,579	$72,858
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.96%	.97%	.97%	.97	%+	.99	%+
Expenses, before waivers/reimbursements(d)	1.31%	1.31%	1.26%	1.25	%+	1.29	%+
Net investment income(b)	2.42%	1.04%	1.19%	1.59	%+	.99	%+
Portfolio turnover rate	17%	13%	24%	14%	28%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	227

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2035 Retirement Strategy
Class I
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.22	$ 9.83	$ 9.47	$ 8.50	$ 8.34

Income From Investment Operations
Net investment income(a)(b)	.47	.12	.10	.18	.12
Net realized and unrealized gain on investment transactions	1.73	1.44	.43	.98	.18

Net increase in net asset value from operations	2.20	1.56	.53	1.16	.30

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.17)	(.17)	(.19)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.03)

Total dividends and distributions	(.34)	(.17)	(.17)	(.19)	(.14)

Net asset value, end of period	$ 13.08	$ 11.22	$ 9.83	$ 9.47	$ 8.50

Total Return
Total investment return based on net asset value(c)	19.92%	16.00%	5.80%	13.57%	3.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,651	$18,299	$15,817	$10,841	$9,598
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.71%	.72%	.72%	.72	%+	.74	%+
Expenses, before waivers/reimbursements(d)	.97%	.99%	.91%	.94	%+	.96	%+
Net investment income(b)	3.85%	1.09%	1.03%	1.82	%+	1.32	%+
Portfolio turnover rate	17%	13%	24%	14%	28%

See footnote summary on page 257.

228	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2040 Retirement Strategy
Class A
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.58	$ 10.01	$ 9.62	$ 8.62	$ 8.49

Income From Investment Operations
Net investment income(a)(b)	.30	.08	.10	.16	.09
Net realized and unrealized gain on investment transactions	2.00	1.57	.42	.99	.14

Net increase in net asset value from operations	2.30	1.65	.52	1.15	.23

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.08)	(.13)	(.15)	(.06)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.25)	(.08)	(.13)	(.15)	(.10)

Net asset value, end of period	$ 13.63	$ 11.58	$ 10.01	$ 9.62	$ 8.62

Total Return
Total investment return based on net asset value(c)	20.01%	16.59%	5.52%	13.22%	2.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,729	$29,369	$35,232	$44,823	$52,836
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.02%	1.03%	1.03	%+	1.04	%+
Expenses, before waivers/reimbursements(d)	1.35%	1.41%	1.47%	1.27	%+	1.38	%+
Net investment income(b)	2.35%	.70%	1.00%	1.54	%+	.99	%+
Portfolio turnover rate	19%	13%	25%	12%	20%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	229

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2040 Retirement Strategy
Class B
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.44	$ 9.89	$ 9.51	$ 8.52	$ 8.40

Income From Investment Operations
Net investment income (loss)(a)(b)	.21	(.00	)(e)	.02	.08	.03
Net realized and unrealized gain on investment transactions	1.98	1.57	.42	.99	.14

Net increase in net asset value from operations	2.19	1.57	.44	1.07	.17

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.02)	(.06)	(.08)	(.01)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.11)	(.02)	(.06)	(.08)	(.05)

Net asset value, end of period	$ 13.52	$ 11.44	$ 9.89	$ 9.51	$ 8.52

Total Return
Total investment return based on net asset value(c)	19.25%	15.84%	4.68%	12.47%	2.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$669	$919	$843	$826	$829
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72%	1.73%	1.73	%+	1.74	%+
Expenses, before waivers/reimbursements(d)	2.07%	2.13%	2.23%	2.01	%+	2.13	%+
Net investment income (loss)(b)	1.69%	(.05)%	.21%	.79	%+	.29	%+
Portfolio turnover rate	19%	13%	25%	12%	20%

See footnote summary on page 257.

230	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2040 Retirement Strategy
Class C
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.45	$ 9.92	$ 9.51	$ 8.52	$ 8.41

Income From Investment Operations
Net investment income (loss)(a)(b)	.18	(.01)	.02	.08	.02
Net realized and unrealized gain on investment transactions	2.01	1.57	.44	.99	.14

Net increase in net asset value from operations	2.19	1.56	.46	1.07	.16

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.03)	(.05)	(.08)	(.01)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.12)	(.03)	(.05)	(.08)	(.05)

Net asset value, end of period	$ 13.52	$ 11.45	$ 9.92	$ 9.51	$ 8.52

Total Return
Total investment return based on net asset value(c)	19.27%	15.71%	4.85%	12.47%	1.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,305	$3,117	$2,519	$2,513	$2,743
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72%	1.73%	1.73	%+	1.74	%+
Expenses, before waivers/reimbursements(d)	2.06%	2.13%	2.26%	2.06	%+	2.14	%+
Net investment income (loss)(b)	1.42%	(.10)%	.25%	.81	%+	.22	%+
Portfolio turnover rate	19%	13%	25%	12%	20%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	231

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2040 Retirement Strategy
Advisor Class
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.64	$ 10.07	$ 9.69	$ 8.68	$ 8.54

Income From Investment Operations
Net investment income(a)(b)	.30	.10	.13	.17	.11
Net realized and unrealized gain on investment transactions	2.05	1.59	.41	1.02	.16

Net increase in net asset value from operations	2.35	1.69	.54	1.19	.27

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.12)	(.16)	(.18)	(.09)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.31)	(.12)	(.16)	(.18)	(.13)

Net asset value, end of period	$ 13.68	$ 11.64	$ 10.07	$ 9.69	$ 8.68

Total Return
Total investment return based on net asset value(c)	20.46%	16.94%	5.82%	13.57%	3.09%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,358	$5,163	$4,398	$5,671	$7,788
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72%	.73%	.73	%+	.74	%+
Expenses, before waivers/reimbursements(d)	1.05%	1.11%	1.17%	.98	%+	1.09	%+
Net investment income(b)	2.31%	.90%	1.29%	1.69	%+	1.23	%+
Portfolio turnover rate	19%	13%	25%	12%	20%

See footnote summary on page 257.

232	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2040 Retirement Strategy
Class R
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.50	$ 9.96	$ 9.55	$ 8.56	$ 8.44

Income From Investment Operations
Net investment income(a)(b)	.26	.06	.07	.13	.07
Net realized and unrealized gain on investment transactions	2.00	1.56	.43	1.00	.14

Net increase in net asset value from operations	2.26	1.62	.50	1.13	.21

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.08)	(.09)	(.14)	(.05)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.18)	(.08)	(.09)	(.14)	(.09)

Net asset value, end of period	$ 13.58	$ 11.50	$ 9.96	$ 9.55	$ 8.56

Total Return
Total investment return based on net asset value(c)	19.83%	16.32%	5.37%	13.08%	2.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,848	$19,264	$22,257	$24,351	$23,640
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%	1.22%	1.23%	1.23	%+	1.24	%+
Expenses, before waivers/reimbursements(d)	1.65%	1.64%	1.61%	1.59	%+	1.63	%+
Net investment income(b)	2.00%	.51%	.76%	1.25	%+	.76	%+
Portfolio turnover rate	19%	13%	25%	12%	20%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	233

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2040 Retirement Strategy
Class K
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.52	$ 9.98	$ 9.59	$ 8.60	$ 8.48

Income From Investment Operations
Net investment income(a)(b)	.27	.09	.11	.16	.09
Net realized and unrealized gain on investment transactions	2.02	1.56	.41	.99	.15

Net increase in net asset value from operations	2.29	1.65	.52	1.15	.24

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.11)	(.13)	(.16)	(.08)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.26)	(.11)	(.13)	(.16)	(.12)

Net asset value, end of period	$ 13.55	$ 11.52	$ 9.98	$ 9.59	$ 8.60

Total Return
Total investment return based on net asset value(c)	20.14%	16.61%	5.59%	13.34%	2.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$57,123	$44,861	$47,774	$64,454	$60,471
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	.97%	.98%	.98	%+	.99	%+
Expenses, before waivers/reimbursements(d)	1.34%	1.33%	1.28%	1.28	%+	1.30	%+
Net investment income(b)	2.12%	.81%	1.15%	1.53	%+	.99	%+
Portfolio turnover rate	19%	13%	25%	12%	20%

See footnote summary on page 257.

234	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2040 Retirement Strategy
Class I
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.54	$ 10.01	$ 9.63	$ 8.63	$ 8.51

Income From Investment Operations
Net investment income(a)(b)	.46	.10	.09	.18	.12
Net realized and unrealized gain on investment transactions	1.86	1.58	.46	1.01	.14

Net increase in net asset value from operations	2.32	1.68	.55	1.19	.26

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.15)	(.17)	(.19)	(.10)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.32)	(.15)	(.17)	(.19)	(.14)

Net asset value, end of period	$ 13.54	$ 11.54	$ 10.01	$ 9.63	$ 8.63

Total Return
Total investment return based on net asset value(c)	20.41%	16.95%	5.86%	13.64%	2.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,585	$17,649	$14,718	$9,566	$9,287
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72%	.73%	.73	%+	.74	%+
Expenses, before waivers/reimbursements(d)	.99%	1.01%	.93%	.96	%+	.99	%+
Net investment income(b)	3.66%	.89%	.91%	1.72	%+	1.32	%+
Portfolio turnover rate	19%	13%	25%	12%	20%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	235

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Class A
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.38	$ 9.81	$ 9.41	$ 8.43	$ 8.38

Income From Investment Operations
Net investment income(a)(b)	.25	.08	.10	.15	.09
Net realized and unrealized gain on investment transactions	2.02	1.58	.43	.97	.11

Net increase in net asset value from operations	2.27	1.66	.53	1.12	.20

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.09)	(.13)	(.14)	(.10)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.05)

Total dividends and distributions	(.21)	(.09)	(.13)	(.14)	(.15)

Net asset value, end of period	$ 13.44	$ 11.38	$ 9.81	$ 9.41	$ 8.43

Total Return
Total investment return based on net asset value(c)	20.14%	16.99%	5.75%	13.15%	2.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,196	$20,590	$25,489	$36,465	$38,528
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.02%	1.03%	1.03%	1.04	%+
Expenses, before waivers/reimbursements(d)	1.43%	1.52%	1.53%	1.43%	1.56	%+
Net investment income(b)	2.01%	.74%	1.03%	1.46%	1.01	%+
Portfolio turnover rate	20%	16%	29%	17%	16%

See footnote summary on page 257.

236	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Class B
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.22	$ 9.68	$ 9.28	$ 8.31	$ 8.27

Income From Investment Operations
Net investment income(a)(b)	.18	.00	(e)	.02	.07	.03
Net realized and unrealized gain on investment transactions	1.97	1.56	.44	.97	.11

Net increase in net asset value from operations	2.15	1.56	.46	1.04	.14

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.02)	(.06)	(.07)	(.05)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.05)

Total dividends and distributions	(.10)	(.02)	(.06)	(.07)	(.10)

Net asset value, end of period	$ 13.27	$ 11.22	$ 9.68	$ 9.28	$ 8.31

Total Return
Total investment return based on net asset value(c)	19.24%	16.15%	5.02%	12.43%	1.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$338	$317	$321	$305	$296
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72%	1.73%	1.73%	1.74	%+
Expenses, before waivers/reimbursements(d)	2.17%	2.31%	2.33%	2.20%	2.35	%+
Net investment income(b)	1.46%	.03%	.25%	.75%	.31	%+
Portfolio turnover rate	20%	16%	29%	17%	16%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	237

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Class C
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.19	$ 9.67	$ 9.27	$ 8.31	$ 8.26

Income From Investment Operations
Net investment income (loss)(a)(b)	.15	(.01)	.02	.07	.03
Net realized and unrealized gain on investment transactions	2.00	1.57	.44	.96	.12

Net increase in net asset value from operations	2.15	1.56	.46	1.03	.15

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.04)	(.06)	(.07)	(.05)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.05)

Total dividends and distributions	(.10)	(.04)	(.06)	(.07)	(.10)

Net asset value, end of period	$ 13.24	$ 11.19	$ 9.67	$ 9.27	$ 8.31

Total Return
Total investment return based on net asset value(c)	19.26%	16.13%	5.06%	12.31%	1.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,806	$2,331	$1,807	$1,706	$1,550
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72%	1.73%	1.73%	1.74	%+
Expenses, before waivers/reimbursements(d)	2.14%	2.25%	2.31%	2.22%	2.32	%+
Net investment income (loss)(b)	1.17%	(.07)%	.24%	.76%	.31	%+
Portfolio turnover rate	20%	16%	29%	17%	16%

See footnote summary on page 257.

238	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Advisor Class
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.43	$ 9.87	$ 9.47	$ 8.48	$ 8.43

Income From Investment Operations
Net investment income(a)(b)	.27	.10	.12	.16	.11
Net realized and unrealized gain on investment transactions	2.04	1.59	.45	.99	.12

Net increase in net asset value from operations	2.31	1.69	.57	1.15	.23

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.13)	(.17)	(.16)	(.13)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.05)

Total dividends and distributions	(.27)	(.13)	(.17)	(.16)	(.18)

Net asset value, end of period	$ 13.47	$ 11.43	$ 9.87	$ 9.47	$ 8.48

Total Return
Total investment return based on net asset value(c)	20.45%	17.30%	6.19%	13.51%	2.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,613	$8,979	$6,623	$6,702	$6,481
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72%	.73%	.73%	.74	%+
Expenses, before waivers/reimbursements(d)	1.13%	1.23%	1.24%	1.13%	1.27	%+
Net investment income(b)	2.11%	.88%	1.25%	1.62%	1.26	%+
Portfolio turnover rate	20%	16%	29%	17%	16%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	239

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Class R
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.26	$ 9.72	$ 9.32	$ 8.35	$ 8.31

Income From Investment Operations
Net investment income(a)(b)	.22	.06	.08	.12	.07
Net realized and unrealized gain on investment transactions	2.00	1.57	.42	.98	.11

Net increase in net asset value from operations	2.22	1.63	.50	1.10	.18

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.09)	(.10)	(.13)	(.09)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.05)

Total dividends and distributions	(.15)	(.09)	(.10)	(.13)	(.14)

Net asset value, end of period	$ 13.33	$ 11.26	$ 9.72	$ 9.32	$ 8.35

Total Return
Total investment return based on net asset value(c)	19.88%	16.82%	5.45%	13.08%	2.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,573	$13,830	$16,215	$18,555	$16,927
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%	1.22%	1.23%	1.23%	1.24	%+
Expenses, before waivers/reimbursements(d)	1.72%	1.73%	1.69%	1.69%	1.76	%+
Net investment income(b)	1.77%	.57%	.80%	1.22%	.76	%+
Portfolio turnover rate	20%	16%	29%	17%	16%

See footnote summary on page 257.

240	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Class K
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.29	$ 9.75	$ 9.36	$ 8.40	$ 8.36

Income From Investment Operations
Net investment income(a)(b)	.24	.10	.11	.15	.09
Net realized and unrealized gain on investment transactions	2.01	1.55	.42	.97	.11

Net increase in net asset value from operations	2.25	1.65	.53	1.12	.20

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.11)	(.14)	(.16)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.05)

Total dividends and distributions	(.23)	(.11)	(.14)	(.16)	(.16)

Net asset value, end of period	$ 13.31	$ 11.29	$ 9.75	$ 9.36	$ 8.40

Total Return
Total investment return based on net asset value(c)	20.10%	17.06%	5.84%	13.24%	2.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,011	$28,474	$32,339	$39,787	$33,954
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	.97%	.98%	.98%	.99	%+
Expenses, before waivers/reimbursements(d)	1.41%	1.43%	1.36%	1.37%	1.43	%+
Net investment income(b)	1.94%	.89%	1.14%	1.48%	1.02	%+
Portfolio turnover rate	20%	16%	29%	17%	16%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	241

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Class I
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.29	$ 9.77	$ 9.39	$ 8.42	$ 8.38

Income From Investment Operations
Net investment income(a)(b)	.39	.09	.07	.17	.13
Net realized and unrealized gain on investment transactions	1.89	1.59	.48	.98	.10

Net increase in net asset value from operations	2.28	1.68	.55	1.15	.23

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.16)	(.17)	(.18)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.05)

Total dividends and distributions	(.29)	(.16)	(.17)	(.18)	(.19)

Net asset value, end of period	$ 13.28	$ 11.29	$ 9.77	$ 9.39	$ 8.42

Total Return
Total investment return based on net asset value(c)	20.41%	17.34%	6.06%	13.53%	2.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,723	$11,963	$8,540	$4,055	$4,734
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72%	.73%	.73%	.74	%+
Expenses, before waivers/reimbursements(d)	1.07%	1.11%	1.01%	1.05%	1.10	%+
Net investment income(b)	3.18%	.85%	.77%	1.71%	1.40	%+
Portfolio turnover rate	20%	16%	29%	17%	16%

See footnote summary on page 257.

242	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class A
	Year Ended August 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 8.83	$ 8.06	$ 7.93	$ 7.15	$ 7.06

Income From Investment Operations
Net investment income(a)(b)	.17	.06	.07	.12	.07
Net realized and unrealized gain on investment transactions	1.57	1.28	.35	.84	.10

Net increase in net asset value from operations	1.74	1.34	.42	.96	.17

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.06)	(.07)	(.12)	(.08)
Distributions from net realized gain on investment transactions	(.23)	(.51)	(.22)	(.06)	– 0	–

Total dividends and distributions	(.38)	(.57)	(.29)	(.18)	(.08)

Net asset value, end of period	$ 10.19	$ 8.83	$ 8.06	$ 7.93	$ 7.15

Total Return
Total investment return based on net asset value(c)	20.24%	17.30%	5.74%	13.30%	2.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,311	$3,772	$4,770	$4,223	$4,427
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.02%	1.03%	1.04%+	1.04	%+
Expenses, before waivers/reimbursements(d)	2.38%	2.51%	2.86%	2.77%+	3.56	%+
Net investment income(b)	1.77%	.74%	.94%	1.45%+	1.00	%+
Portfolio turnover rate	31%	31%	57%	32%	17%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	243

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class B
	Year Ended August 31,
	2014	2013		2012	2011	2010

Net asset value, beginning of period	$ 8.72	$ 7.97		$ 7.83	$ 7.08	$ 7.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.10	(.00	)(e)	.02	.06	.02
Net realized and unrealized gain on investment transactions	1.56	1.26		.35	.83	.10

Net increase in net asset value from operations	1.66	1.26		.37	.89	.12

Less: Dividends and Distributions
Dividends from net investment income	(.04)	– 0	–	(.01)	(.08)	(.04)
Distributions from net realized gain on investment transactions	(.23)	(.51)		(.22)	(.06)	– 0	–

Total dividends and distributions	(.27)	(.51)		(.23)	(.14)	(.04)

Net asset value, end of period	$ 10.11	$ 8.72		$ 7.97	$ 7.83	$ 7.08

Total Return
Total investment return based on net asset value(c)	19.38%	16.44%		5.06%	12.40%	1.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43	$37		$32	$31	$31
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72%		1.73%	1.74%+	1.74	%+
Expenses, before waivers/reimbursements(d)	3.17%	3.61%		3.64%	3.57%+	4.44	%+
Net investment income (loss)(b)	1.09%	(.05)%		.27%	.71%+	.31	%+
Portfolio turnover rate	31%	31%		57%	32%	17%

See footnote summary on page 257.

244	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2050 Retirement Strategy
Class C
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 8.71	$ 8.00	$ 7.84	$ 7.09	$ 7.00

Income From Investment Operations
Net investment income(a)(b)	.13	.00	(e)	.00	(e)	.05	.02
Net realized and unrealized gain on investment transactions	1.53	1.27	.38	.84	.11

Net increase in net asset value from operations	1.66	1.27	.38	.89	.13

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.05)	– 0	–	(.08)	(.04)
Distributions from net realized gain on investment transactions	(.23)	(.51)	(.22)	(.06)	– 0	–

Total dividends and distributions	(.26)	(.56)	(.22)	(.14)	(.04)

Net asset value, end of period	$ 10.11	$ 8.71	$ 8.00	$ 7.84	$ 7.09

Total Return
Total investment return based on net asset value(c)	19.33%	16.51%	5.13%	12.39%	1.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$411	$506	$345	$315	$200
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72%	1.73%	1.74	%+	1.74	%+
Expenses, before waivers/reimbursements(d)	3.10%	3.24%	3.57%	3.50	%+	4.31	%+
Net investment income(b)	1.41%	.04%	.01%	.60	%+	.22	%+
Portfolio turnover rate	31%	31%	57%	32%	17%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	245

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2050 Retirement Strategy
Advisor Class
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 8.99	$ 8.12	$ 7.98	$ 7.19	$ 7.09

Income From Investment Operations
Net investment income(a)(b)	.17	.08	.16	.12	.09
Net realized and unrealized gain on investment transactions	1.63	1.30	.29	.87	.10

Net increase in net asset value from operations	1.80	1.38	.45	.99	.19

Less: Dividends and Distributions
Dividends from net investment income	(.19)	– 0	–	(.09)	(.14)	(.09)
Distributions from net realized gain on investment transactions	(.23)	(.51)	(.22)	(.06)	– 0	–

Total dividends and distributions	(.42)	(.51)	(.31)	(.20)	(.09)

Net asset value, end of period	$ 10.37	$ 8.99	$ 8.12	$ 7.98	$ 7.19

Total Return
Total investment return based on net asset value(c)	20.56%	17.67%	6.10%	13.63%	2.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$207	$114	$91	$958	$2,237
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72%	.73%	.74	%+	.74	%+
Expenses, before waivers/reimbursements(d)	2.09%	2.20%	2.72%	2.50	%+	3.25	%+
Net investment income(b)	1.70%	.94%	1.87%	1.51	%+	1.24	%+
Portfolio turnover rate	31%	31%	57%	32%	17%

See footnote summary on page 257.

246	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class R
	Year Ended August 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 8.72	$ 8.00	$ 7.86	$ 7.12	$ 7.06

Income From Investment Operations
Net investment income(a)(b)	.14	.06	.06	.09	.06
Net realized and unrealized gain on investment transactions	1.56	1.25	.35	.84	.10

Net increase in net asset value from operations	1.70	1.31	.41	.93	.16

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.08)	(.05)	(.13)	(.10)
Distributions from net realized gain on investment transactions	(.23)	(.51)	(.22)	(.06)	– 0	–

Total dividends and distributions	(.35)	(.59)	(.27)	(.19)	(.10)

Net asset value, end of period	$ 10.07	$ 8.72	$ 8.00	$ 7.86	$ 7.12

Total Return
Total investment return based on net asset value(c)	19.94%	17.07%	5.61%	12.97%	2.16%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,223	$2,810	$3,403	$3,221	$2,443
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%	1.22%	1.23%	1.24%+	1.24	%+
Expenses, before waivers/reimbursements(d)	2.45%	2.57%	2.83%	2.94%+	3.53	%+
Net investment income(b)	1.51%	.65%	.77%	1.12%+	.77	%+
Portfolio turnover rate	31%	31%	57%	32%	17%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	247

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class K
	Year Ended August 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 8.73	$ 8.01	$ 7.89	$ 7.14	$ 7.08

Income From Investment Operations
Net investment income(a)(b)	.17	.06	.11	.12	.07
Net realized and unrealized gain on investment transactions	1.56	1.27	.31	.84	.10

Net increase in net asset value from operations	1.73	1.33	.42	.96	.17

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.10)	(.08)	(.15)	(.11)
Distributions from net realized gain on investment transactions	(.23)	(.51)	(.22)	(.06)	– 0	–

Total dividends and distributions	(.42)	(.61)	(.30)	(.21)	(.11)

Net asset value, end of period	$ 10.04	$ 8.73	$ 8.01	$ 7.89	$ 7.14

Total Return
Total investment return based on net asset value(c)	20.25%	17.37%	5.81%	13.37%	2.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,581	$8,992	$7,617	$11,785	$7,613
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	.97%	.98%	.99%+	.99	%+
Expenses, before waivers/reimbursements(d)	2.15%	2.25%	2.50%	2.65%+	3.20	%+
Net investment income(b)	1.75%	.77%	1.39%	1.38%+	.95	%+
Portfolio turnover rate	31%	31%	57%	32%	17%

See footnote summary on page 257.

248	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class I
	Year Ended August 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 8.74	$ 8.04	$ 7.91	$ 7.17	$ 7.09

Income From Investment Operations
Net investment income(a)(b)	.29	.07	.04	.14	.10
Net realized and unrealized gain on investment transactions	1.46	1.27	.41	.83	.11

Net increase in net asset value from operations	1.75	1.34	.45	.97	.21

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.13)	(.10)	(.17)	(.13)
Distributions from net realized gain on investment transactions	(.23)	(.51)	(.22)	(.06)	– 0	–

Total dividends and distributions	(.46)	(.64)	(.32)	(.23)	(.13)

Net asset value, end of period	$ 10.03	$ 8.74	$ 8.04	$ 7.91	$ 7.17

Total Return
Total investment return based on net asset value(c)	20.58%	17.53%	6.25%	13.42%	2.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,802	$8,936	$6,206	$1,077	$707
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72%	.73%	.74%+	.74	%+
Expenses, before waivers/reimbursements(d)	1.71%	1.91%	2.17%	2.32%+	2.94	%+
Net investment income(b)	3.08%	.86%	.46%	1.63%+	1.31	%+
Portfolio turnover rate	31%	31%	57%	32%	17%
See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	249

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2055 Retirement Strategy
Class A
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.34	$ 8.17	$ 7.88	$ 7.01	$ 6.87

Income From Investment Operations
Net investment income(a)(b)	.22	.05	.07	.12	.07
Net realized and unrealized gain on investment transactions	1.63	1.34	.38	.78	.08

Net increase in net asset value from operations	1.85	1.39	.45	.90	.15

Less: Dividends and Distributions
Dividends from net investment income	(.10)	– 0	–	– 0	–	(.03)	(.01)
Distributions from net realized gain on investment transactions	(.20)	(.22)	(.16)	– 0	–	– 0	–

Total dividends and distributions	(.30)	(.22)	(.16)	(.03)	(.01)

Net asset value, end of period	$ 10.89	$ 9.34	$ 8.17	$ 7.88	$ 7.01

Total Return
Total investment return based on net asset value(c)	20.15%	17.27%	5.95%	12.87%	2.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,658	$1,952	$1,215	$997	$867
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.02%	1.03%	1.04	%+	1.04	%+
Expenses, before waivers/reimbursements(d)	4.10%	5.63%	7.71%	8.54	%+	11.83	%+
Net investment income(b)	2.17%	.58%	.88%	1.43	%+	.99	%+
Portfolio turnover rate	52%	23%	46%	49%	47%

See footnote summary on page 257.

250	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class B
	Year Ended August 31,
	2014	2013		2012	2011		2010

Net asset value, beginning of period	$ 9.00	$ 7.94		$ 7.72	$ 6.88		$ 6.78

Income From Investment Operations
Net investment income (loss)(a)(b)	.11	(.01)		.02	.06		.02
Net realized and unrealized gain on investment transactions	1.62	1.29		.36	.78		.08

Net increase in net asset value from operations	1.73	1.28		.38	.84		.10

Less: Distributions
Distributions from net realized gain on investment transactions	(.20)	(.22)		(.16)	– 0	–	– 0	–

Net asset value, end of period	$ 10.53	$ 9.00		$ 7.94	$ 7.72		$ 6.88

Total Return
Total investment return based on net asset value(c)	19.40%	16.37%		5.16%	12.21%		1.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45	$39		$31	$26		$19
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72%		1.73%	1.74	%+	1.74	%+
Expenses, before waivers/reimbursements(d)	4.91%	6.76%		8.48%	9.39	%+	12.87	%+
Net investment income (loss)(b)	1.09%	(.09	) %	.24%	.69	%+	.30	%+
Portfolio turnover rate	52%	23%		46%	49%		47%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	251

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2055 Retirement Strategy
Class C
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 8.98	$ 7.92	$ 7.71	$ 6.87	$ 6.77

Income From Investment Operations
Net investment income (loss)(a)(b)	.10	(.02)	(.02)	.05	.02
Net realized and unrealized gain on investment transactions	1.62	1.30	.40	.79	.08

Net increase in net asset value from operations	1.72	1.28	.38	.84	.10

Less: Dividends and Distributions
Dividends from net investment income	(.01)	– 0	–	(.01)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.20)	(.22)	(.16)	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.22)	(.17)	– 0	–	– 0	–

Net asset value, end of period	$ 10.49	$ 8.98	$ 7.92	$ 7.71	$ 6.87

Total Return
Total investment return based on net asset value(c)	19.42%	16.41%	5.14%	12.23%	1.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$539	$353	$191	$70	$45
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72%	1.73%	1.74	%+	1.74	%+
Expenses, before waivers/reimbursements(d)	4.88%	6.39%	8.31%	9.12	%+	12.44	%+
Net investment income (loss)(b)	1.00%	(.23)%	(.21)%	.60	%+	.21	%+
Portfolio turnover rate	52%	23%	46%	49%	47%

See footnote summary on page 257.

252	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2055 Retirement Strategy
Advisor Class
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.44	$ 8.23	$ 7.92	$ 7.04	$ 6.90

Income From Investment Operations
Net investment income(a)(b)	.19	.10	.14	.12	.09
Net realized and unrealized gain on investment transactions	1.72	1.33	.33	.81	.08

Net increase in net asset value from operations	1.91	1.43	.47	.93	.17

Less: Dividends and Distributions
Dividends from net investment income	(.00	)(e)	– 0	–	– 0	–	(.05)	(.03)
Distributions from net realized gain on investment transactions	(.20)	(.22)	(.16)	– 0	–	– 0	–

Total dividends and distributions	(.20)	(.22)	(.16)	(.05)	(.03)

Net asset value, end of period	$ 11.15	$ 9.44	$ 8.23	$ 7.92	$ 7.04

Total Return
Total investment return based on net asset value(c)	20.43%	17.64%	6.18%	13.23%	2.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24	$17	$46	$138	$531
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72%	.73%	.74	%+	.74	%+
Expenses, before waivers/reimbursements(d)	3.87%	5.40%	7.72%	9.44	%+	11.33	%+
Net investment income(b)	1.83%	1.07%	1.70%	1.43	%+	1.23	%+
Portfolio turnover rate	52%	23%	46%	49%	47%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	253

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2055 Retirement Strategy
Class R
Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 8.84	$ 7.76	$ 7.54	$ 6.81	$ 6.79

Income From Investment Operations
Net investment income(a)(b)	.14	.04	.06	.09	.05
Net realized and unrealized gain on investment transactions	1.59	1.26	.34	.78	.09

Net increase in net asset value from operations	1.73	1.30	.40	.87	.14

Less: Dividends and Distributions
Dividends from net investment income	(.17)	– 0	–	(.02)	(.14)	(.12)
Distributions from net realized gain on investment transactions	(.20)	(.22)	(.16)	– 0	–	– 0	–

Total dividends and distributions	(.37)	(.22)	(.18)	(.14)	(.12)

Net asset value, end of period	$ 10.20	$ 8.84	$ 7.76	$ 7.54	$ 6.81

Total Return
Total investment return based on net asset value(c)	20.01%	17.02%	5.63%	12.70%	1.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,211	$861	$750	$765	$484
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%	1.22%	1.23%	1.24	%+	1.24	%+
Expenses, before waivers/reimbursements(d)	3.83%	4.80%	6.70%	7.96	%+	10.49	%+
Net investment income(b)	1.47%	.43%	.82%	1.10	%+	.72	%+
Portfolio turnover rate	52%	23%	46%	49%	47%

See footnote summary on page 257.

254	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class K
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 8.83	$ 7.83	$ 7.60	$ 6.86		$ 6.83

Income From Investment Operations
Net investment income(a)(b)	.14	.07	.09	.11		.07
Net realized and unrealized gain on investment transactions	1.60	1.26	.34	.79		.09

Net increase in net asset value from operations	1.74	1.33	.43	.90		.16

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.11)	(.04)	(.16)		(.13)
Distributions from net realized gain on investment transactions	(.20)	(.22)	(.16)	– 0	–	– 0	–

Total dividends and distributions	(.40)	(.33)	(.20)	(.16)		(.13)

Net asset value, end of period	$ 10.17	$ 8.83	$ 7.83	$ 7.60		$ 6.86

Total Return
Total investment return based on net asset value(c)	20.19%	17.42%	5.94%	12.95%		2.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,634	$3,163	$2,563	$2,844		$1,906
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	.97%	.98%	.99	%+	.99	%+
Expenses, before waivers/reimbursements(d)	3.57%	4.50%	6.35%	7.69	%+	10.25	%+
Net investment income(b)	1.48%	.78%	1.21%	1.37	%+	1.00	%+
Portfolio turnover rate	52%	23%	46%	49%		47%

See footnote summary on page 257.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	255

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class I
	Year Ended August 31,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 8.84	$ 7.85	$ 7.62	$ 6.87		$ 6.84

Income From Investment Operations
Net investment income(a)(b)	.29	.07	.03	.14		.11
Net realized and unrealized gain on investment transactions	1.49	1.27	.41	.78		.06

Net increase in net asset value from operations	1.78	1.34	.44	.92		.17

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.13)	(.05)	(.17)		(.14)
Distributions from net realized gain on investment transactions	(.20)	(.22)	(.16)	– 0	–	– 0	–

Total dividends and distributions	(.45)	(.35)	(.21)	(.17)		(.14)

Net asset value, end of period	$ 10.17	$ 8.84	$ 7.85	$ 7.62		$ 6.87

Total Return
Total investment return based on net asset value(c)	20.60%	17.59%	6.16%	13.32%		2.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,188	$3,098	$1,668	$118		$60
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72%	.73%	.74	%+	.74	%+
Expenses, before waivers/reimbursements(d)	3.08%	4.15%	5.71%	7.41	%+	10.23	%+
Net investment income(b)	2.99%	.80%	.33%	1.69	%+	1.58	%+
Portfolio turnover rate	52%	23%	46%	49%		47%

See footnote summary on page 257.

256	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Strategy distributions or the redemption of Strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the periods shown below, the estimated annualized blended expense ratios of the Underlying Portfolios were as follows:

	Year Ended August 31,
	2014	2013	2012	2011	2010
2000	.04%	.04%	.03%	.05%	.04%
2005	.04%	.04%	.04%	.05%	.04%
2010	.04%	.04%	.04%	.05%	.03%
2015	.05%	.04%	.04%	.05%	.03%
2020	.05%	.04%	.04%	.05%	.03%
2025	.05%	.04%	.04%	.05%	.03%
2030	.05%	.04%	.04%	.04%	.03%
2035	.05%	.04%	.04%	.04%	.02%
2040	.04%	.04%	.03%	.03%	.02%
2045	.04%	.04%	.03%	.03%	.02%
2050	.04%	.04%	.03%	.02%	.02%
2055	.04%	.04%	.03%	.02%	.02%

(e)	Amount is less than $.005.

+	The ratio includes expenses attributable to costs of proxy solicitation.

*	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Strategy’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	257

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein Blended Style Series, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Blended Style Series, Inc. (comprising, respectively, AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy) (the “Fund”) as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting AllianceBernstein Blended Style Series, Inc. at August 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

October 29, 2014

258	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Strategy during the taxable year ended August 31, 2014. For corporate shareholders, the following percentages of dividends paid by each Strategy qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Strategy may be considered to be qualifying to be taxed as interest-related dividends.

Strategy	Dividends Received Deduction % (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
2000	9.88%	47.82%
2005	13.03%	21.79%
2010	14.28%	20.60%
2015	15.94%	17.17%
2020	17.35%	14.44%
2025	19.19%	11.85%
2030	22.34%	9.90%
2035	28.63%	7.33%
2040	31.80%	2.24%
2045	35.42%	2.24%
2050	31.35%	2.00%
2055	40.20%	2.55%

For the taxable year ended August 31, 2014, each Strategy designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

Strategy	Qualified Dividend Income
2000	$59,492
2005	110,607
2010	488,801
2015	1,289,873
2020	2,341,625
2025	2,426,377
2030	2,356,275
2035	1,993,846
2040	1,870,073
2045	1,356,170
2050	404,705
2055	166,331

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	259

2014 Federal Tax Information

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Daniel J. Loewy(2) , Vice President

Christopher H. Nikolich(2), Vice President

Patrick J. Rudden(2) , Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, each of the Strategies are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Loewy, Nikolich, Rudden and Zlotnikov are the members of the Adviser’s Multi-Asset Solutions Team primarily responsible for the day-to-day management of the Strategies.

260	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	103	None

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	261

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 73 2005	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	103	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

John H. Dobkin, ## 72 (2002)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	103	None

262	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	103	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund (registered investment company) since prior to 2009 until 2013

William H. Foulk, Jr., ## 82 (2002)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and was Chairman of the Independent Directors Committees of the AllianceBernstein Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	103	None

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	263

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	103	PLX Technology (semi-conductors) since prior to 2009 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	103	None

264	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	103	None

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	265

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AllianceBernstein Funds from 2007 until August 2014.	103	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director of the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

266	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Christopher H. Nikolich 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Patrick J. Rudden 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Vadim Zlotnikov 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	267

Management of the Fund

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Strategy

The disinterested directors (the “directors”) of AllianceBernstein Blended Style Series, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of each of the portfolios listed below (each, a “Strategy” and collectively, the “Strategies”) at a meeting held on August 4-7, 2014:

•	AllianceBernstein 2000 Retirement Strategy

•	AllianceBernstein 2005 Retirement Strategy

•	AllianceBernstein 2010 Retirement Strategy

•	AllianceBernstein 2015 Retirement Strategy

•	AllianceBernstein 2020 Retirement Strategy

•	AllianceBernstein 2025 Retirement Strategy

•	AllianceBernstein 2030 Retirement Strategy

•	AllianceBernstein 2035 Retirement Strategy

•	AllianceBernstein 2040 Retirement Strategy

•	AllianceBernstein 2045 Retirement Strategy

•	AllianceBernstein 2050 Retirement Strategy

•	AllianceBernstein 2055 Retirement Strategy

Prior to approval of the continuance of the Advisory Agreement in respect of each Strategy the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Strategy, in which the Senior Officer concluded that the contractual fee for each of the Strategies was reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Company’s Senior Officer.

The directors noted that each Strategy is managed to the specific year of planned retirement included in its name. The directors also noted that instead of investing directly in portfolio securities, each Strategy pursues its investment objective by investing in a combination of the portfolios of The AllianceBernstein Pooling Portfolios (“Pooling”), each of which represents a particular investment style. The directors further noted that the portfolios of Pooling do not pay advisory fees to the Adviser. In reviewing the advisory fee for each Strategy, the directors considered that, although the Strategies invest substantially all of their assets in various portfolios of Pooling (and therefore hold very few securities), a portion of the advisory fee was attributable to the advisory services the Adviser provides to such portfolios of Pooling.

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The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that each Strategy will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Strategy by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid in respect of a Strategy, result in a higher rate of total compensation from such Strategy to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The directors noted that the Adviser had waived reimbursement payments from the 2000, 2005, 2050 and 2055 Strategies since each such Strategy’s inception. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Strategy’s

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	269

other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies and the relevant portfolios of Pooling, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Strategies and such portfolios of Pooling. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the following Strategies was not profitable to it for the years indicated: (i) the 2015, 2035 and 2040 Strategies in 2013, and (ii) the 2000, 2005, 2010, 2045, 2050 and 2055 Strategies in 2012 or 2013. The directors were satisfied that the Adviser’s level of profitability from its relationship with the following Strategies was not unreasonable in the years indicated: the 2015, 2035 and 2040 Strategies in 2012, and the 2020, 2025 and 2030 Strategies in 2012 and 2013.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Strategies (and the portfolios of Pooling in which the Strategies invest), including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for clients, including the portfolios of Pooling in which the Strategies invest); 12b-1 fees and sales charges received by the Company’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares; transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the portfolios of Pooling in which the Strategies invest to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower (and a Strategy’s unprofitability to the Adviser would be exacerbated) without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

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Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for each Strategy at each regular Board meeting during the year. At the August 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of each Strategy as compared with that of a group of similar funds selected by Lipper (the “Performance Group”), and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Standard & Poor’s (S&P) 500 Index, the Barclays Capital U.S. Aggregate Bond Index, and a composite benchmark (the “Composite Benchmark”) in each case for various periods ended May 31, 2014 and (in the case of comparisons with the indices and the Composite Benchmark) the period since inception. The Composite Benchmark for a Strategy consisted of some or all of the following underlying benchmarks: the Russell 3000 Index, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net), the MSCI All Country World Commodity Producers Index, the Barclays Capital (BC) U.S. Aggregate Bond Index, the BofA Merrill Lynch 1-3 Year Treasury Index, the BC 1-10 Year TIPS Index, the Standard & Poor’s 500 Index and the BC High Yield (2% constrained) Index. The directors noted that the weighting of the Composite Benchmark differed for the various Strategies, depending on the extent to which a Strategy invested in equity securities.

AllianceBernstein 2000 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s primary benchmark since January 1, 2012) in all periods except the period since inception. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s secondary benchmark since January 1, 2012) and its Composite Benchmark in all periods. The directors noted that at their November 2011 meeting they had approved changes to the Strategy’s primary benchmark (to the Barclays Index from the S&P Index) and the secondary benchmark (to the S&P Index from the Barclays Index). Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the directors retained confidence in the Adviser’s ability to manage the Strategy’s assets. The directors determined to monitor the Strategy’s performance closely.

AllianceBernstein 2005 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period, and in the 4th quintile of the Performance

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	271

Group and the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) and its Composite Benchmark in all periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in all periods except the period since inception. Based on their review, the directors concluded that the Strategy’s performance was acceptable.

AllianceBernstein 2010 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-year period, and in the 2nd quintile of the Performance Group and the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) and its Composite Benchmark in all periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in the 1-, 3- and 5-year periods and matched it in the period since inception. Based on their review, the directors concluded that the Strategy’s performance was acceptable.

AllianceBernstein 2015 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) and its Composite Benchmark in all periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in all periods. Based on their review, the directors concluded that the Strategy’s performance was satisfactory.

AllianceBernstein 2020 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-year period, and in the 2nd quintile of the Performance Group and the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) and its Composite Benchmark in all periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in all periods. Based on their review, the directors concluded that the Strategy’s performance was satisfactory.

272	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

AllianceBernstein 2025 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period, and in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) and its Composite Benchmark in all periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in all periods. Based on their review, the directors concluded that the Strategy’s recent performance was satisfactory.

AllianceBernstein 2030 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period, and in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) in all periods and its Composite Benchmark in all periods except the 1-year period. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in all periods. Based on their review, the directors concluded that the Strategy’s recent performance was satisfactory.

AllianceBernstein 2035 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and 3rd quintile of the Performance Universe in the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) in all periods and its Composite Benchmark in all periods except the 1-year period. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in all periods. Based on their review, the directors concluded that the Strategy’s recent performance was satisfactory.

AllianceBernstein 2040 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period and in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 3- and 5-year periods. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) in all periods and its Composite Benchmark in all periods except the 1-year period. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	273

secondary benchmark) in all periods. Based on their review, the directors concluded that the Strategy’s recent performance was satisfactory.

AllianceBernstein 2045 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) in all periods and its Composite Benchmark in all periods except the 1-year period. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in all periods. Based on their review, the directors concluded that the Strategy’s recent performance was satisfactory.

AllianceBernstein 2050 Retirement Strategy

The directors noted that the Strategy (June 2007 inception) was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) in all periods and its Composite Benchmark in all periods except the 1-year period. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in all periods except the period since inception. Based on their review, the directors concluded that the Strategy’s recent performance was satisfactory.

AllianceBernstein 2055 Retirement Strategy

The directors noted that the Strategy (June 2007 inception) was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, 4th out of 4 of the Performance Group and the Performance Universe for the 3-year period, and was the only fund in the Performance Group and the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) in all periods and its Composite Benchmark in all periods except the 1-year period. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in all periods except the period since inception. Based on their review, the directors concluded that the Strategy’s recent performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as such Strategy at a common asset

274	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

AllianceBernstein 2000 Retirement Strategy

AllianceBernstein 2005 Retirement Strategy

AllianceBernstein 2030 Retirement Strategy

AllianceBernstein 2040 Retirement Strategy

AllianceBernstein 2050 Retirement Strategy

The directors noted that, at each Strategy’s current size, its contractual effective advisory fee rate plus the administrative expense reimbursement (where it had not been waived by the Adviser) was lower than its Expense Group median.

AllianceBernstein 2010 Retirement Strategy

AllianceBernstein 2015 Retirement Strategy

AllianceBernstein 2055 Retirement Strategy

The directors noted that, at each Strategy’s current size, its contractual effective advisory fee rate (excluding the impact of the administrative expense reimbursement where it had not been waived by the Adviser) was higher than its Expense Group median.

AllianceBernstein 2020 Retirement Strategy

AllianceBernstein 2025 Retirement Strategy

AllianceBernstein 2035 Retirement Strategy

AllianceBernstein 2045 Retirement Strategy

The directors noted that, at each Strategy’s current size, its contractual effective advisory fee rate (including the impact of the administrative expense reimbursement) was higher than the Expense Group median.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer. The directors noted that the institutional fee schedule and the Strategies’ fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to any Strategy’s net assets would result in a fee rate lower than the rate being paid under the Strategy’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	275

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Strategies, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within a comparison group of funds created by Lipper (an Expense Group, which Lipper described as a representative sample of funds similar to a Strategy). Comparison information for an Expense Universe (described by Lipper as a broader group, consisting of all funds in a Strategy’s investment classification/objective with a similar load type as the Strategy) was not provided by Lipper. The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of undertakings by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in each Strategy’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Strategies by others.

AllianceBernstein 2000 Retirement Strategy

AllianceBernstein 2005 Retirement Strategy

AllianceBernstein 2010 Retirement Strategy

AllianceBernstein 2020 Retirement Strategy

AllianceBernstein 2040 Retirement Strategy

AllianceBernstein 2050 Retirement Strategy

AllianceBernstein 2055 Retirement Strategy

The directors noted that each Strategy’s total expense ratio, reflecting a cap by the Adviser, was lower than the Expense Group median. The directors concluded that each Strategy’s expense ratio was satisfactory.

AllianceBernstein 2030 Retirement Strategy

AllianceBernstein 2035 Retirement Strategy

AllianceBernstein 2045 Retirement Strategy

The directors noted that each Strategy’s total expense ratio, reflecting a cap by the Adviser, was the same as the Expense Group median. The directors concluded that each Strategy’s expense ratio was satisfactory.

276	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

AllianceBernstein 2015 Retirement Strategy

AllianceBernstein 2025 Retirement Strategy

The directors noted that each Strategy’s total expense ratio, reflecting a cap by the Adviser, was higher than the Expense Group median. The directors concluded that each Strategy’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Strategies’ shareholders would benefit from a sharing of economies of scale in the event a Strategy’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	277

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Blended Style Series, Inc. (the “Fund”), in respect of the following AllianceBernstein Retirement Strategies (each a “Strategy” and collectively, the “Strategies”):2

AllianceBernstein 2000 Retirement Strategy

AllianceBernstein 2005 Retirement Strategy

AllianceBernstein 2010 Retirement Strategy

AllianceBernstein 2015 Retirement Strategy

AllianceBernstein 2020 Retirement Strategy

AllianceBernstein 2025 Retirement Strategy

AllianceBernstein 2030 Retirement Strategy

AllianceBernstein 2035 Retirement Strategy

AllianceBernstein 2040 Retirement Strategy

AllianceBernstein 2045 Retirement Strategy

AllianceBernstein 2050 Retirement Strategy

AllianceBernstein 2055 Retirement Strategy

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The investment objective of the Retirement Strategies is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each Strategy is managed to the specific year of planned retirement included in its name. The Strategies’ asset mixes will become more

1	It should be noted that the information in the fee evaluation was completed on July 24, 2014 and discussed with the Board of Directors on August 5-7, 2014.

2	Future references to the Strategies do not include “AllianceBernstein.”

278	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

conservative until reaching the year approaching 15 years after the retirement year at which time the asset allocation will become static. Each Strategy pursues its investment objectives through investing in a combination of The AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The current shareholders of the Pooling Portfolios are the Retirement Strategies, the AllianceBernstein Wealth Strategies, the Rhode Island Higher Education Savings Trust, certain portfolios of Sanford C. Bernstein Fund, Inc. and other institutional clients. Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”

3	The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Multi-Asset Real Return Portfolio (formerly Global Real Estate Investment Portfolio), International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio (formerly Intermediate Duration Bond Portfolio), Bond Inflation Protection Securities Portfolio (formerly Inflation Protection Securities Portfolio), Volatility Management Portfolio and High Yield Portfolio.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	279

Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee charged to each Strategy is dependent on the percentage of equity investments and the level of net assets held by each Strategy:

% Invested in Equity Investments[5]	Advisory Fee
Equal to or less than 60%	0.55%
Greater than 60% and less than 80%	0.60%
Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a
Assets greater than $2.5 billion and less than $5 billion	0.10%
Assets greater than $5 billion	0.15%

Accordingly, under the terms of the Investment Advisory Agreement, the Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Strategy[6]	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
2000, 2005, 2010	0.55%	0.45%	0.40%
2015, 2020, 2025	0.60%	0.50%	0.45%
2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%

The Adviser does not charge an investment advisory fee for managing the Pooling Portfolios in which the Retirement Strategies invest, although the Retirement Strategies do bear expenses incurred by the Pooling Portfolios, which approximated to 0.04% for all of the Retirement Strategies for the six month period ended February 28, 2014.

4	Jones v. Harris at 1427.

5	For purposes of determining the percent of the portfolio that consists of equity investments, 50% of the assets invested in the Multi-Asset Real Return Portfolio and all assets invested in Volatility Management Portfolio will be considered to be invested in equity investments.

6	Prior to October 1, 2010, Retirement Strategy 2025’s advisory fee rate was 0.65% of the average daily net assets.

280	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

The Strategies’ net assets on June 30, 2014 are set forth below:

Strategy	6/30/14 Net Assets ($Millions)
2000 Retirement Strategy	$7.7
2005 Retirement Strategy	$12.4
2010 Retirement Strategy	$55.5
2015 Retirement Strategy	$125.2
2020 Retirement Strategy	$202.2
2025 Retirement Strategy	$201.3
2030 Retirement Strategy	$167.3
2035 Retirement Strategy	$133.7
2040 Retirement Strategy	$116.1
2045 Retirement Strategy	$89.0
2050 Retirement Strategy	$22.5
2055 Retirement Strategy	$10.8

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategies. Indicated below are the reimbursement amounts, expressed in dollars and as a percentage of average daily net assets, which the Adviser received during the Strategies’ most recently completed fiscal year:

Strategy	Amount	As a % of Average Daily Net Assets
2000 Retirement Strategy[7]	$53,800	0.366%
2005 Retirement Strategy[7]	$53,800	0.267%
2010 Retirement Strategy	$53,017	0.077%
2015 Retirement Strategy	$43,272	0.027%
2020 Retirement Strategy	$54,197	0.022%
2025 Retirement Strategy	$47,439	0.022%
2030 Retirement Strategy	$53,224	0.028%
2035 Retirement Strategy	$52,995	0.037%
2040 Retirement Strategy	$53,295	0.042%
2045 Retirement Strategy	$53,274	0.060%
2050 Retirement Strategy[7]	$52,300	0.216%
2055 Retirement Strategy[7]	$52,300	0.648%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Retirement Strategies for that portion of the Strategies’ total operating expenses to the degree necessary to limit the Strategies’ expense ratios to the amounts set forth below for the Strategies’ fiscal year. The terms of the expense limitation undertaking permit modification or termination by the Adviser upon at least 60 days’ notice prior to the Strategies’ prospectus update. The expense caps shown below include the blended expense ratios with respect

7	For the most recently completed fiscal year, the expense reimbursement amount was waived in its entirety by the Adviser.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	281

to the Pooling Portfolios (i.e., the Retirement Strategies’ acquired fund fees and expenses).8 In addition, set forth below are the Retirement Strategies’ gross expense ratios for the most recent semi-annual period:9

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio (2/28/14)[10]	Fiscal Year End
2000 Retirement	Class A	0.86%	4.12%	August 31
Strategy[11]	Class B	1.56%	4.85%
	Class C	1.56%	4.84%
	Class R	1.06%	3.64%
	Class K	0.81%	3.36%
	Class I	0.56%	3.02%
	Advisor	0.56%	3.87%

2005 Retirement	Class A	0.92%	2.86%	August 31
Strategy[11]	Class B	1.62%	3.58%
	Class C	1.62%	3.59%
	Class R	1.12%	2.96%
	Class K	0.87%	2.69%
	Class I	0.62%	2.36%
	Advisor	0.62%	2.57%

2010 Retirement Strategy	Class A	0.94%	1.50%	August 31
	Class B	1.64%	2.21%
	Class C	1.64%	2.21%
	Class R	1.14%	1.81%
	Class K	0.89%	1.51%
	Class I	0.64%	1.21%
	Advisor	0.64%	1.20%

2015 Retirement Strategy	Class A	0.98%	1.27%	August 31
	Class B	1.68%	1.98%
	Class C	1.68%	1.97%
	Class R	1.18%	1.65%
	Class K	0.93%	1.31%
	Class I	0.68%	0.88%
	Advisor	0.68%	0.97%

2020 Retirement Strategy	Class A	1.02%	1.19%	August 31
	Class B	1.72%	1.91%
	Class C	1.72%	1.90%
	Class R	1.22%	1.54%
	Class K	0.97%	1.23%
	Class I	0.72%	0.87%
	Advisor	0.72%	0.89%

8	For the six months ended February 28, 2014, the estimated acquired fund fees and expenses for each of the Retirement Strategies was 0.04%.

9	Semi-annual total expense ratios are unaudited.

10	Annualized.

11	The Adviser waived its entire management fee (advisory and administrative) as a result of the Strategy’s expense limitation undertaking.

282	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio (2/28/14)[10]	Fiscal Year End
2025 Retirement Strategy	Class A	1.04%	1.21%	August 31
	Class B	1.74%	1.92%
	Class C	1.74%	1.92%
	Class R	1.24%	1.55%
	Class K	0.99%	1.24%
	Class I	0.74%	0.91%
	Advisor	0.74%	0.91%

2030 Retirement Strategy	Class A	1.06%	1.27%	August 31
	Class B	1.76%	1.99%
	Class C	1.76%	1.94%
	Class R	1.26%	1.61%
	Class K	1.01%	1.30%
	Class I	0.76%	0.97%
	Advisor	0.76%	0.97%

2035 Retirement Strategy	Class A	1.06%	1.35%	August 31
	Class B	1.76%	2.07%
	Class C	1.76%	2.06%
	Class R	1.26%	1.65%
	Class K	1.01%	1.35%
	Class I	0.76%	1.02%
	Advisor	0.76%	1.05%

2040 Retirement Strategy	Class A	1.06%	1.38%	August 31
	Class B	1.76%	2.10%
	Class C	1.76%	2.09%
	Class R	1.26%	1.67%
	Class K	1.01%	1.36%
	Class I	0.76%	1.03%
	Advisor	0.76%	1.08%

2045 Retirement Strategy	Class A	1.06%	1.49%	August 31
	Class B	1.76%	2.23%
	Class C	1.76%	2.20%
	Class R	1.26%	1.75%
	Class K	1.01%	1.45%
	Class I	0.76%	1.11%
	Advisor	0.76%	1.19%

2050 Retirement	Class A	1.06%	2.36%	August 31
Strategy[11]	Class B	1.76%	3.16%
	Class C	1.76%	3.09%
	Class R	1.26%	2.40%
	Class K	1.01%	2.09%
	Class I	0.76%	1.74%
	Advisor	0.76%	2.06%

2055 Retirement	Class A	1.06%	4.09%	August 31
Strategy[11]	Class B	1.76%	4.86%
	Class C	1.76%	4.81%
	Class R	1.26%	3.77%
	Class K	1.01%	3.49%
	Class I	0.76%	3.16%
	Advisor	0.76%	3.79%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	283

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services that are provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed by the Strategies for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategies’ investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an open-end investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although these risks are generally still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar

284	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

investment style as the Strategies.12 In addition to the AllianceBernstein institutional fee schedule, set forth below is the institutional fee schedule of a target date asset allocation service, Customized Retirement Strategies (“CRS”), provided by the Adviser for institutional clients.13 In addition to the CRS fee schedule, set forth below are what would have been the advisory fees of the Strategies had the CRS fee schedule been applicable to the Strategies versus the Strategies advisory fees based on June 30, 2014 net assets:14

AB Institutional Fee Schedule	Strategy	Net Assets 6/30/14 ($MM)		AB Inst. Fee (%)	Advisory Fee (%)[15]
Customized Retirement Strategies 12 bp on 1st $100 million	2000-2010 Retirement Strategy	$1,143.6 (complex	)	0.083%	0.550%
9 bp on next $400 million 7 bp on next $500 million	2015-2025 Retirement Strategy	$1,143.6 (complex	)	0.083%	0.600%
4 bp on next $1,500 million
3 bp on the balance +$60K for daily NAV Minimum Account Size: $100M or plan assets of $500M	2030-2055 Retirement Strategy	$1,143.6 (complex	)	0.083%	0.650%

12	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

13	CRS is similar to the investment service provided to the Retirement Strategies in terms of the Adviser’s asset allocation “glide path” design. However, CRS allows for the plan to utilize the Adviser and/or any other investment manager to manage any mix of active or passive underlying portfolios. Accordingly, the institutional fees shown in the table below pertain only to asset allocation “glide path” services provided by the Adviser. In contrast, the fees charges to the Retirement Strategies pertain to asset allocation “glide path” services as well as managing the underlying portfolio assets for the Funds and providing non-investment related services.

14	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

15	Excludes reimbursements made by the Strategy to the Adviser for certain non-management expenses and any expense reimbursements or advisory fee waivers made by the Adviser to the Strategy related to expense caps.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	285

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services, but not for distribution-related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Strategies are as follows:16

Strategy	ITM Mutual Fund	Fee
2020 Retirement Strategy	AllianceBernstein Wealth Builder 2020	0.035%[17]

2030 Retirement Strategy	AllianceBernstein Wealth Builder 2030	0.035%[17]

2040 Retirement Strategy	AllianceBernstein Wealth Builder 2040	0.035%[17]

The Adviser has represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.18 Lipper’s analysis included the comparison of each Retirement Strategy’s contractual

16	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.” Jones v. Harris at 1429.

17	The fee shown is at the Fund of Funds (“FoF”) level. The ITM fund invests in a combination of Component Funds which are charged an all-in fee by the Adviser. The all-in fee charged to the Component Funds are as follows: AllianceBernstein Japan Value Strategy Fund (Japanese Equities): 0.63%, AllianceBernstein Kokusai (ex-Japan) Value Strategy Equity Fund-1 (50% hedge) (Foreign Equities): 0.68%, AllianceBernstein Global (in-Japan) Bond Fund-4 (with currency hedge): 0.45%.

18	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

286	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

management fee, estimated at the approximate current asset level of the subject Strategy, to the median of each Strategy’s Lipper Expense Group (“EG”)19 and the Strategy’s contractual management fee ranking.20

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)[21]	Lipper Exp. Group Median (%)	Rank
2000 Retirement Strategy[22]	0.550	0.563	4/8
2005 Retirement Strategy[22]	0.550	0.563	4/8
2010 Retirement Strategy[22]	0.550	0.547	5/8
2015 Retirement Strategy	0.600	0.589	5/8
2020 Retirement Strategy	0.600	0.603	3/8
2025 Retirement Strategy	0.600	0.617	3/6
2030 Retirement Strategy	0.650	0.692	2/7
2035 Retirement Strategy	0.650	0.674	3/6
2040 Retirement Strategy	0.650	0.717	2/7
2045 Retirement Strategy	0.650	0.650	4/7
2050 Retirement Strategy	0.650	0.712	2/6
2055 Retirement Strategy	0.650	0.647	4/8

Set forth below is a comparison of the Strategies’ total expense ratios (inclusive of the Strategies’ underlying expenses) and the medians of the Strategies’ EGs. The Strategies’ total expense ratio rankings are also shown.

19	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

20	The contractual management fee is calculated by Lipper using the Retirement Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Retirement Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Retirement Strategy had the lowest effective fee rate in the Lipper peer group.

21	The contractual management fee does not reflect any expense reimbursements made by the Retirement Strategies to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense reimbursement for expense caps that would effectively reduce the actual management fee.

22	Lipper classifies the 2000, 2005 and 2010 Retirement Strategies as mixed asset target 2010 funds; in other words, the Lipper universes for these three Strategies are identical. Similarly, the 2050 and 2055 Retirement Strategies are classified as mixed asset target 2050+ funds and share an identical universe.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	287

Strategy	Total Expense Ratio (%)[23]	Lipper Exp. Group Median (%)	Lipper Group Rank
2000 Retirement Strategy	0.860	0.947	3/8
2005 Retirement Strategy	0.921	0.966	4/8
2010 Retirement Strategy	0.945	0.978	4/8
2015 Retirement Strategy	0.981	0.976	5/8
2020 Retirement Strategy	1.021	1.053	3/8
2025 Retirement Strategy	1.040	1.030	4/6
2030 Retirement Strategy	1.060	1.060	4/7
2035 Retirement Strategy	1.060	1.060	3/6
2040 Retirement Strategy	1.060	1.090	2/7
2045 Retirement Strategy	1.060	1.060	4/7
2050 Retirement Strategy	1.061	1.156	2/6
2055 Retirement Strategy	1.060	1.079	3/8

Based on the information provided, except for 2010, 2015 and 2055 Retirement Strategies, which have higher contractual management fees than their respective EG medians, and 2045 Retirement Strategy, whose contractual management fee is equal to the EG median, the Strategies have lower contractual management fees than their respective EG Medians. Except for 2015 and 2025 Retirement Strategies, which have higher total expense ratios than their respective EG medians, and 2030, 2035 and 2045 Retirement Strategies, whose total expense ratios are equal to their respective EG medians, the Strategies have lower total expense ratios than their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to each Retirement Strategy decreased during calendar year 2013, relative to 2012.

23	The total expense ratios, inclusive of the Strategies’ underlying expenses, shown are for the Strategies’ Class A shares.

288	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

In addition to the Adviser’s future direct profits from managing the Strategies, certain of the Adviser’s affiliates may have a business relationship with the Strategies and may benefit from providing such services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates may provide transfer agent, distribution, and brokerage related services to the Strategies and/or the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser may benefit from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
2000 Retirement Strategy	$12
2005 Retirement Strategy	$58
2010 Retirement Strategy	$83
2015 Retirement Strategy	$452
2020 Retirement Strategy	$1,085
2025 Retirement Strategy	$1,256
2030 Retirement Strategy	$1,296
2035 Retirement Strategy	$951
2040 Retirement Strategy	$327
2045 Retirement Strategy	$680
2050 Retirement Strategy	$91
2055 Retirement Strategy	$86

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	289

ABI received the amounts set forth below in Rule 12b-1 and CDSC fees from the Strategies during the Strategies’ most recently compensated fiscal year:

Strategy	12b-1 Fee Received	CDSC Received
2000 Retirement Strategy	$37,520	$1,715
2005 Retirement Strategy	$56,238	$1,474
2010 Retirement Strategy	$190,902	$3,686
2015 Retirement Strategy	$491,792	$12,507
2020 Retirement Strategy	$687,334	$13,791
2025 Retirement Strategy	$637,704	$13,408
2030 Retirement Strategy	$584,718	$10,187
2035 Retirement Strategy	$402,006	$7,844
2040 Retirement Strategy	$358,888	$7,609
2045 Retirement Strategy	$243,998	$8,819
2050 Retirement Strategy	$55,144	$4,624
2055 Retirement Strategy	$18,796	$295

Fees and reimbursements for out of the pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies during the most recently completed fiscal year:

Strategy	ABIS Fee
2000 Retirement Strategy	$17,911
2005 Retirement Strategy	$17,895
2010 Retirement Strategy	$28,979
2015 Retirement Strategy	$64,923
2020 Retirement Strategy	$97,773
2025 Retirement Strategy	$91,200
2030 Retirement Strategy	$80,989
2035 Retirement Strategy	$61,478
2040 Retirement Strategy	$53,838
2045 Retirement Strategy	$38,751
2050 Retirement Strategy	$17,830
2055 Retirement Strategy	$17,803

There are no portfolio transactions for the Strategies since the Strategies pursue their investment objectives through investing in combinations of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. Except for U.S. Value Portfolio, Small-Mid Cap Value Portfolio and Volatility Management Portfolio, the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategies’ most recently completed fiscal year. The Adviser represented that SCB’s profitability

290	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

from business conducted with the Pooling Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli24 study on advisory fees and various fund characteristics.25 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board

24	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

25	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	291

of Directors.26 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGIES.

With assets under management of approximately $480 billion as of June 30, 2014, the Adviser has the investment experience to manage the Strategies and to provide the non-investment services (described in Section I) to the Strategies.

The information prepared by Lipper shows the 1, 3 and 5 year performance returns and rankings27 of each Retirement Strategy relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)28 for the periods ended May 31, 2014.

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
2000 Retirement Strategy
1 year	6.72	7.45	8.52	7/8	17/19
3 year	4.11	5.63	5.60	8/8	17/18
5 year	8.40	10.01	10.13	8/8	17/18

2005 Retirement Strategy
1 year	8.55	8.05	8.52	4/8	9/19
3 year	4.79	5.63	5.60	7/8	13/18
5 year	9.60	10.01	10.13	6/8	12/18

26	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

27	The performance returns and rankings of the Strategies are for the Strategies Class A shares. The performance returns of the Strategies were provided by Lipper.

28	A Fund’s PG/PU may not be necessarily identical to its respective EG/EU, as the criteria for including/excluding a fund in/from an EU is different from that of PU. Funds with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs.

292	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
2010 Retirement Strategy
1 year	10.35	8.26	8.52	1/8	2/19
3 year	5.51	5.88	5.60	5/7	10/18
5 year	10.78	10.41	10.13	2/7	4/18

2015 Retirement Strategy
1 year	12.08	9.22	9.21	1/8	2/21
3 year	6.27	6.18	6.08	4/8	7/17
5 year	11.58	10.42	10.36	2/8	3/16

2020 Retirement Strategy
1 year	13.37	10.53	9.97	1/8	2/31
3 year	6.68	6.99	6.79	6/8	16/29
5 year	12.17	11.95	11.21	2/8	7/28

2025 Retirement Strategy
1 year	14.75	13.12	12.13	1/6	2/21
3 year	7.19	7.87	7.86	6/6	12/15
5 year	12.73	12.54	12.38	3/6	5/13

2030 Retirement Strategy
1 year	16.09	14.59	12.96	1/7	3/31
3 year	7.79	8.69	8.20	6/7	18/28
5 year	13.06	13.11	12.97	5/7	13/27

2035 Retirement Strategy
1 year	16.95	15.33	14.84	1/6	2/19
3 year	8.10	9.19	9.17	4/5	11/15
5 year	13.16	13.90	13.65	5/5	12/13

2040 Retirement Strategy
1 year	17.64	15.94	14.89	1/7	2/28
3 year	8.45	9.31	8.73	6/7	17/27
5 year	13.35	14.25	14.02	7/7	18/26

2045 Retirement Strategy
1 year	17.73	16.11	16.11	2/7	2/19
3 year	8.62	9.28	9.69	5/7	11/15
5 year	13.37	14.52	14.52	7/7	13/13

2050 Retirement Strategy
1 year	17.99	16.26	15.83	1/6	2/25
3 year	8.76	10.21	9.75	5/5	16/22
5 year	13.52	14.77	14.45	5/5	17/20

2055 Retirement Strategy
1 year	18.05	15.99	15.99	2/8	2/8
3 year	8.71	10.66	10.66	4/4	4/4
5 year	13.44	13.44	13.44	1/1	1/1

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	293

Set forth below are the 1, 3, 5 year and since inception performance returns of the Strategies (in bold)29 versus their benchmarks.30, 31

	Periods Ending May 31, 2014 Annualized Net Performance (%)
Strategy	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
2000 Retirement Strategy	6.73	4.11	8.40	4.36
Composite Index	7.21	5.17	8.69	5.17
Barclays Capital U.S. Aggregate Bond Index	2.71	3.55	4.96	4.81
S&P 500 Index	20.45	15.15	18.40	7.58
Inception Date: September 1, 2005

2005 Retirement Strategy	8.55	4.79	9.60	4.57
Composite Index	8.97	6.21	10.28	5.58
Barclays Capital U.S. Aggregate Bond Index	2.71	3.55	4.96	4.81
S&P 500 Index	20.45	15.15	18.40	7.58
Inception Date: September 1, 2005

2010 Retirement Strategy	10.36	5.51	10.78	4.82
Composite Index	10.70	7.10	11.73	5.92
S&P 500 Index	20.45	15.15	18.40	7.58
Barclays Capital U.S. Aggregate Bond Index	2.71	3.55	4.96	4.81
Inception Date: September 1, 2005

2015 Retirement Strategy	12.08	6.28	11.58	4.94
Composite Index	12.37	7.92	12.69	6.14
S&P 500 Index	20.45	15.15	18.40	7.58
Barclays Capital U.S. Aggregate Bond Index	2.71	3.55	4.96	4.81
Inception Date: September 1, 2005

2025 Retirement Strategy	14.75	7.19	12.73	5.12
Composite Index	14.82	9.10	14.22	6.40
S&P 500 Index	20.45	15.15	18.40	7.58
Barclays Capital U.S. Aggregate Bond Index	2.71	3.55	4.96	4.81
Inception Date: September 1, 2005

29	The performance returns and risk measures shown in the table are for the Class A shares of the Strategies.

30	The Adviser provided Strategy and benchmark performance return information for periods through May 31, 2014.

31	The Strategies’ composite benchmarks are derived by applying the Strategies’ target allocations over time to the results of the following benchmarks: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net); for multi-asset real return, MSCI ACWI Commodity Producers Index, for intermediate bonds, Barclays Capital (BC) U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation Protected Securities, BC 1-10 Year TIPS Index; for volatility management, S&P 500 Stock Index; and for high yield bonds, BC High Yield (2% constrained) Index.

294	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

	Periods Ending May 31, 2014 Annualized Net Performance (%)
Strategy	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
2030 Retirement Strategy	16.09	7.79	13.06	4.99
Composite Index	15.93	9.71	14.67	6.58
S&P 500 Index	20.45	15.15	18.40	7.58
Barclays Capital U.S. Aggregate Bond Index	2.71	3.55	4.96	4.81
Inception Date: September 1, 2005

2035 Retirement Strategy	16.95	8.10	13.16	4.94
Composite Index	16.59	10.08	14.88	6.56
S&P 500 Index	20.45	15.15	18.40	7.58
Barclays Capital U.S. Aggregate Bond Index	2.71	3.55	4.96	4.81
Inception Date: September 1, 2005

2040 Retirement Strategy	17.63	8.45	13.35	5.19
Composite Index	17.06	10.32	15.05	6.65
S&P 500 Index	20.45	15.15	18.40	7.58
Barclays Capital U.S. Aggregate Bond Index	2.71	3.55	4.96	4.81
Inception Date: September 1, 2005

2045 Retirement Strategy	17.73	8.62	13.37	5.12
Composite Index	17.11	10.28	15.02	6.64
S&P 500 Index	20.45	15.15	18.40	7.58
Barclays Capital U.S. Aggregate Bond Index	2.71	3.55	4.96	4.81
Inception Date: September 1, 2005

2050 Retirement Strategy	17.99	8.76	13.52	3.11
Composite Index	17.14	10.29	15.02	3.83
S&P 500 Index	20.45	15.15	18.40	5.92
Barclays Capital U.S. Aggregate Bond Index	2.71	3.55	4.96	5.40
Inception Date: June 29, 2007

2055 Retirement Strategy	18.05	8.71	13.44	2.79
Composite Index	17.14	10.29	15.02	3.83
S&P 500 Index	20.45	15.15	18.40	5.92
Barclays Capital U.S. Aggregate Bond Index	2.71	3.55	4.96	5.40
Inception Date: June 29, 2007

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 19, 2014

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	295

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Credit Long/Short Portfolio

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

296	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

RS-00-55-0151-0814

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB 2000 Retirement Strategy	2013	$19,120	143	$12,349
	2014	$20,147	0	$12,849
AB 2005 Retirement Strategy	2013	$19,120	143	$12,349
	2014	$18,773	0	$12,849
AB 2010 Retirement Strategy	2013	$19,120	143	$12,349
	2014	$17,094	0	$12,849
AB 2015 Retirement Strategy	2013	$19,120	143	$12,349
	2014	$17,094	0	$12,849
AB 2020 Retirement Strategy	2013	$19,120	143	$12,349
	2014	$17,094	0	$12,849
AB 2025 Retirement Strategy	2013	$19,120	143	$12,349
	2014	$17,094	0	$12,849
AB 2030 Retirement Strategy	2013	$19,120	143	$12,349
	2014	$17,094	0	$12,849
AB 2035 Retirement Strategy	2013	$19,120	143	$12,349
	2014	$17,094	0	$12,849
AB 2040 Retirement Strategy	2013	$19,120	143	$12,349
	2014	$17,094	0	$12,849
AB 2045 Retirement Strategy	2013	$19,120	143	$12,349
	2014	$17,094	0	$12,849
AB 2050 Retirement Strategy	2013	$19,120	143	$12,349
	2014	$17,094	0	$12,849
AB 2055 Retirement Strategy	2013	$19,120	143	$12,349
	2014	$21,015	0	$12,849

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB 2000 Retirement Strategy	2013	$215,163	$12,492
			$(143)
			$(12,349)
	2014	$381,654	$12,849
			$—
			$(12,849)
AB 2005 Retirement Strategy	2013	$215,163	$12,492
			$(143)
			$(12,349)
	2014	$381,654	$12,849
			$—
			$(12,849)
AB 2010 Retirement Strategy	2013	$215,163	$12,492
			$(143)
			$(12,349)
	2014	$381,654	$12,849
			$—
			$(12,849)
AB 2015 Retirement Strategy	2013	$215,163	$12,492
			$(143)
			$(12,349)
	2014	$381,654	$12,849
			$—
			$(12,849)
AB 2020 Retirement Strategy	2013	$215,163	$12,492
			$(143)
			$(12,349)
	2014	$381,654	$12,849
			$—
			$(12,849)
AB 2025 Retirement Strategy	2013	$215,163	$12,492
			$(143)
			$(12,349)
	2014	$381,654	$12,849
			$—
			$(12,849)
AB 2030 Retirement Strategy	2013	$215,163	$12,492
			$(143)
			$(12,349)
	2014	$381,654	$12,849
			$—
			$(12,849)
AB 2035 Retirement Strategy	2013	$215,163	$12,492
			$(143)
			$(12,349)
	2014	$381,654	$12,849
			$—
			$(12,849)
AB 2040 Retirement Strategy	2013	$215,163	$12,492
			$(143)
			$(12,349)
	2014	$381,654	$12,849
			$—
			$(12,849)
AB 2045 Retirement Strategy	2013	$215,163	$12,492
			$(143)
			$(12,349)
	2014	$381,654	$12,849
			$—
			$(12,849)
AB 2050 Retirement Strategy	2013	$215,163	$12,492
			$(143)
			$(12,349)
	2014	$381,654	$12,849
			$—
			$(12,849)
AB 2055 Retirement Strategy	2013	$215,163	$12,492
			$(143)
			$(12,349)
	2014	$381,654	$12,849
			$—
			$(12,849)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Blended Style Series, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 21, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	October 21, 2014